UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.  Reports to Stockholders.

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable
Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Supplemental Information
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

INCORE Investment Quality Bond VIP Series

2016 Economic Review

One year ago a somber tone permeated the economy as investors fretted over the threat of recession, a hard landing in China and deflationary pressures. Worry has now turned to ebullience and optimism as 2016 brought progressively better economic data that thrust investors into risk-on mode. Election results pushed business confidence higher with the promise of fiscal stimulus and a pro-business administration. The stock market reached new highs, pulling consumer confidence with it, and a global upswing spurred by expectations of U.S.-led fiscal policy stimulus appears to be underway. With stronger economic data highlighted by solid employment activity plus the potential for large fiscal changes, the resulting economic impact may prolong the current expansion and allow the Federal Reserve to continue on its path to normalization. Complex changes take time to implement and ripple through the economy, so our enthusiasm for near-term improved growth is tempered by execution risk.

A healthier economy emerged in the second half of the year. Real GDP growth for 2016 fell slightly below 2%, but the growth trajectory improved significantly as the year progressed, with the final quarter forecast at about 2.5%. More balance emerged in the third quarter, with all components of GDP contributing positively to the 3.5% rate. Solid economic data provided the fuel for the Fed to hike 0.25% in December, and median economists' projections for 2017 and 2018 now stand slightly above 2% — in line with Fed forecasts.

Nearing full employment, the labor market added jobs at a strong pace, with initial unemployment claims (4-week average) reaching some of the lowest readings since the early 1970s. Faster wage gains are finally emerging, with average hourly earnings rising 2.9% over last year. While this rate is still below pre-crisis levels, improving income expectations are necessary to propel personal consumption above trend. While it is our expectation that consumption will lead the way in the coming year, business investment may surprise to the upside. Both tax policy reform and deregulation figure prominently into the new administration's initial plans, which may convince corporate America to increase capital investment. Additionally, corporate profit growth has reversed course from its 2015 downward spiral, improving business confidence.

The Trump administration and Republican-controlled House and Senate are likely to focus on significant fiscal stimulus in the form of tax cuts (businesses and households) and increased spending on infrastructure and military. We expect the transition in fiscal policy to commence soon, but the direct impact of fiscal policy changes, if conservatives are willing to accommodate deficit spending, likely won't be felt until 2018 and beyond. Other policy changes with respect to immigration, healthcare (ACA repeal), and trade are unknown in both magnitude and scope. Headwinds and risks remain: a strong dollar, spurred on by expectations of more government spending and a steeper interest rate path, threatens U.S. manufacturers, commodity producers and exporters. Higher oil prices and interest rates could slow down credit-sensitive consumers. And geopolitical risks will figure prominently into the next year as significant elections take place in Germany and France, and the U.K. begins exit negotiations with the EU.

Portfolio Holdings

As a Percentage of Total Investments

(a) Rounds to less than 0.1%.

4

Victory Variable Insurance Funds

INCORE Investment Quality Bond VIP Series (continued)

2016 Market Summary

Fueled by better economic data and increased inflation expectations, interest rates moved up substantially off of mid-years lows. The fourth quarter capped a significant rebound, which saw the 10-year Treasury yield bottom on July 8 at 1.35% and close the year at 2.45% after ending 2015 at 2.27%. Since the end of September, the 30-year Treasury yield climbed 75 basis points to yield 3.07% while the middle part of the curve steepened, with the 2s-10s spread rising from 83 basis points to 126 basis points. Overall, the Barclays U.S. Aggregate high-grade market closed the year up 2.65% relative to the S&P 500®, which returned 11.96% for 2016. High-yield corporates were the best performers for the year with a total return of 17.13%, while investment-grade corporates earned a 6.11% return. The 10 year Treasury fell -0.16% while the 30 year Treasury returned 0.88%. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive for most sectors except for mortgage-backed securities. High yield led excess returns at 15.73% while high-grade corporates earned a 4.93% return. Within the high-grade space, BBB credits performed the best with an excess return of 6.65%, while Industrials performed ahead of Financials and Utilities with a 6.03% return.

Performance

The Victory INCORE Investment Quality Bond Fund VIP Series returned 3.53%, outperforming the Barclays U.S. Aggregate Bond Index, its benchmark, which returned 2.65% in the year ended December 31, 2016.

Product Attribution

The sector allocation decision to substantially overweight credit and underweight the Treasury sector was a dominant driver of relative performance. In the first half of the year, both sector allocation and security selection contributed positively to the return and equally in magnitude. Selection was predominately driven by corporates and agencies, modestly offset by ABS selection. Duration and curve positioning detracted from the return. Mid-year changes included repositioning of select credits. In the second half of the year, sector allocation within Industrials and Financials drove outperformance, but security selection also contributed positively, but to a lesser degree than in the first half of the year. Poor selection within corporates offset some, but not all of the positive selection within the MBS sector. Curve and duration positioning in the second half of the year detracted slightly from performance.

Outlook

As we were for all of 2016, we remained overweight credit heading into 2017. We are mindful of the continued aging of the credit cycle and the Fed's intention to slowly tighten. We expect demand from foreign buyers seeking U.S. yield to support our overweight as negative; zero interest rates outside the U.S. are still pervasive. We also expect interest rate positioning to remain neutral given that the U.S. 10-year Treasury rate has moved 100 basis points higher since June. Also, the last several years we saw a consistent pattern where strong growth in the last one or two quarters of a year was followed by significantly weaker quarters in the new year. We intend to wait for confirmation by economic data that this pattern has changed before we consider any significant changes to positioning.

5

Victory Variable Insurance Funds

INCORE Investment Quality Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	5/1/83
	Net Asset	Barclays U.S. Aggregate
	Value	Bond Index
One Year	3.53%	2.65%
Three Year	3.11%	3.03%
Five Year	2.78%	2.23%
Ten Year	4.62%	4.34%
Since Inception	6.93%	N/A

Expense Ratios

Gross	0.55%
With Applicable Waivers	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Asset Backed Securities (2.8%)
Avis Budget Rental Car Funding (AESOP) LLC , Series 14-1A, Class A, 2.46%, 7/20/20 (a) (b)	$4,000,000	$3,990,365
Dominos Pizza Master Issuer LLC , Series 12-1A, Class A2, 5.22%, 1/25/42 (a) (b)	3,957,600	4,036,606
Fairway Outdoor Funding LLC , Series 2012-1A, Class A2, 4.21%, 10/15/42, Callable 10/15/18 @ 100 (a) (b)	4,409,638	4,423,339
Santander Drive Auto Receivables Trust , Series 16-3, Class C, 2.46%, 3/15/22, Callable 6/15/21 @ 100 (a)	7,365,000	7,327,342
Total Asset Backed Securities (Cost $19,758,375)		19,777,652
Collateralized Mortgage Obligations (6.3%)
Banc of America Commercial Mortgage Trust , Series 2008-1, Class A4, 6.24%, 2/10/51 (a) (c)	1,209,320	1,240,561
Bear Stearns Commercial Mortgage Securities Trust , Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a) (c)	940,000	952,301
COMM Mortgage Trust , Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	3,000,000	3,047,703
CD Commercial Mortgage Trust , Series 2006-CD3, Class AM, 5.65%, 10/15/48 (a)	4,547,676	4,574,662
DBUBS Mortgage Trust , Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a) (b)	4,500,000	4,882,121
GMAC Commercial Mortgage Securities, Inc. , Series 2006-C1, Class AM, 5.29%, 11/10/45 (a) (c)	708,913	708,262
GS Mortgage Securities Trust , Series 2011-GC5, Class B, 5.40%, 8/10/44 (b) (c)	4,670,000	5,108,817
GS Mortgage Securities Trust , Series 2012-GC6, Class B, 5.84%, 1/10/45 (b) (c)	3,250,000	3,634,251
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2006-LDP7, Class AM, 6.11%, 4/17/45 (a) (c)	424,992	424,346
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2007- CB18, Class A4, 5.44%, 6/12/47 (a)	812,205	811,641
Morgan Stanley Capital I Trust , Series 2007-IQ16, Class A4, 5.81%, 12/12/49 (a)	1,607,194	1,630,841
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (a)	6,000,000	6,117,697
Queens Center Mortgage Trust , Series 2013-QCA, Class A, 3.28%, 1/11/37 (a) (b)	3,850,000	3,857,692
WF-RBS Commercial Mortgage Trust , Series 2012-C6, Class B, 4.70%, 4/15/45	3,275,000	3,499,276
Wachovia Bank Commercial Mortgage Trust , Series 2007-C33, Class AM, 6.17%, 2/15/51 (a) (c)	4,350,000	4,402,164
Total Collateralized Mortgage Obligations (Cost $47,113,503)		44,892,335

See notes to financial statements.

7

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Residential Mortgage Backed Securities (2.5%)
Ameriquest Mortgage Securities, Inc. , Series 03-5, Class A6, 5.04%, 4/25/33, Callable 1/25/17 @ 100 (c)	$242,001	$244,603
Banc of America Alternative Loan Trust , Series 04-1, Class 2A-1, 6.00%, 2/25/34, Callable 1/25/17 @ 100 (a)	1,486,074	1,516,363
Bear Stearns Alt-A Trust , Series 03-3, Class 2A, 3.06%, 10/25/33, Callable 1/25/17 @ 100 (a) (c)	1,955,779	1,942,051
Countrywide Home Loans, Inc. , Series 02-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/17 @ 100	231,970	239,608
Credit Suisse First Boston Mortgage Securities Corp. , Series 02-HE16, Class M1, 2.08%, 10/25/32, Callable 1/25/17 @ 100 (c)	1,433,585	1,398,171
GSR Mortgage Loan Trust , Series 04-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/17 @ 100	671,262	690,368
JPMorgan Mortgage Trust , Series 04-S2, Class 1A3, 4.75%, 11/25/19, Callable 8/25/17 @ 100 (a)	376,896	382,507
JPMorgan Mortgage Trust , Series 05-A3, Class 11A2, 3.25%, 6/25/35, Callable 10/25/20 @ 100 (a) (c)	2,464,541	2,497,446
JPMorgan Mortgage Trust , Series 16-4, Class A5, 3.50%, 10/25/46, Callable 12/25/43 @ 100 (b) (c)	2,494,401	2,534,741
MASTR Asset Securitization Trust , Series 03-10, Class 3A7, 5.50%, 11/25/33, Callable 1/25/17 @ 100	269,238	273,756
MASTR Asset Securitization Trust , Series 03-5, Class 2A1, 5.00%, 6/25/18, Callable 1/25/17 @ 100 (a)	122,442	126,360
MASTR Adjustable Rate Mortgage Trust , Series 04-13, Class 3A1, 3.05%, 11/21/34, Callable 5/21/19 @ 100 (c)	1,634,777	1,666,970
Prime Mortgage Trust , Series 04-2, Class A3, 5.25%, 11/25/19, Callable 1/25/17 @ 100 (a)	105,949	106,948
Residential Funding Mortgage Securities I, Inc. , Series 05-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/17 @ 100 (a)	330,548	333,389
Structured Asset Securities Corp. , Series 04-20, Class 7A1, 5.25%, 11/25/34, Callable 1/25/17 @ 100 (a)	662,487	669,849
Structured Asset Securities Corp. , Series 04-21XS, Class 2A6A, 4.74%, 12/25/34, Callable 1/25/17 @ 100 (a) (c)	17,099	17,362
Wells Fargo Mortgage Backed Securities Trust , Series 04-6, Class A4, 5.50%, 6/25/34, Callable 1/25/17 @ 100	623,750	634,492
Wells Fargo Mortgage Backed Securities Trust , Series 04-Y, Class 3A1, 3.03%, 11/25/34, Callable 1/25/17 @ 100 (a) (c)	2,110,472	2,117,253
Wells Fargo Mortgage Backed Securities Trust , Series 05-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/17 @ 100 (a)	140,639	142,971
Total Residential Mortgage Backed Securities (Cost $17,481,878)		17,535,208
Corporate Bonds (52.7%)
Consumer Discretionary (4.9%):
21st Century Fox America, Inc., 6.15%, 2/15/41	3,000,000	3,548,304
AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5	1,870,000	1,879,350
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	2,765,000	2,516,380
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100 (d)	2,525,000	2,752,250
BorgWarner, Inc., 4.63%, 9/15/20 (a)	1,500,000	1,580,288

See notes to financial statements.

8

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Coach, Inc., 4.25%, 4/1/25, Callable 1/1/25 @ 100	$3,640,000	$3,660,217
Dish DBS Corp., 5.00%, 3/15/23	1,480,000	1,472,600
Hasbro, Inc., 6.35%, 3/15/40	3,655,000	4,259,610
McDonald's Corp., 2.10%, 12/7/18	2,000,000	2,011,878
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	4,787,000	4,878,666
Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31 (b)	1,633,000	1,616,670
Time Warner Cable, Inc., 5.85%, 5/1/17 (a)	2,000,000	2,028,382
Toll Brothers Finance Corp., 5.88%, 2/15/22, Callable 11/15/21 @ 100	2,500,000	2,712,500
		34,917,095
Consumer Staples (4.5%):
Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	3,000,000	3,004,305
Ingredion, Inc., 3.20%, 10/1/26, Callable 7/1/26 @ 100	1,585,000	1,551,241
Mead Johnson Nutrition Co. 4.90%, 11/1/19 (a)	4,890,000	5,241,366
3.00%, 11/15/20	3,000,000	3,037,584
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	1,450,000	1,401,197
Reynolds American, Inc. 4.85%, 9/15/23	2,750,000	2,986,637
5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	2,107,753
The Kraft Heinz Co., 2.00%, 7/2/18	4,500,000	4,501,013
Vector Group Ltd., 7.75%, 2/15/21, Callable 2/6/17 @ 105.81 (a)	1,000,000	1,042,500
Whole Foods Market, Inc., 5.20%, 12/3/25, Callable 9/3/25 @ 100 (b)	6,535,000	6,919,421
		31,793,017
Energy (4.4%):
BP Capital Markets PLC, 4.50%, 10/1/20 (a)	2,600,000	2,789,969
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	731,200	763,270
EQT Corp., 4.88%, 11/15/21	4,600,000	4,909,998
FMC Technologies, Inc., 3.45%, 10/1/22, Callable 7/1/22 @ 100	4,605,000	4,606,985
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	1,285,000	1,374,430
5.85%, 12/15/45, Callable 6/15/45 @ 100	1,695,000	1,684,822
Oceaneering International, Inc., 4.65%, 11/15/24, Callable 8/15/24 @ 100	4,021,000	3,966,137
Sinopec Group Overseas Development (2014) Ltd., 1.75%, 4/10/17 (b)	2,779,000	2,778,088
Valero Energy Corp. 3.40%, 9/15/26, Callable 6/15/26 @ 100	1,840,000	1,762,746
6.63%, 6/15/37	2,750,000	3,218,501
Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	3,675,000	3,805,094
		31,660,040
Financials (16.2%):
Aflac, Inc., 2.88%, 10/15/26, Callable 7/15/26 @ 100	2,450,000	2,347,203
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	2,868,000	2,770,110
Ally Financial, Inc., 2.75%, 1/30/17 (a)	3,000,000	3,000,600
Aspen Insurance Holding Ltd., 4.65%, 11/15/23	6,752,000	6,949,557
Bank of America Corp. 2.00%, 1/11/18, MTN	3,000,000	3,006,903
4.18%, 11/25/27, Callable 11/25/26 @ 100	1,610,000	1,611,029

See notes to financial statements.

9

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	$1,095,000	$1,101,934
4.20%, 10/29/25, Callable 9/29/25 @ 100	3,845,000	3,857,788
Citigroup, Inc. 4.50%, 1/14/22 (a)	4,700,000	5,011,027
4.13%, 7/25/28	1,250,000	1,234,780
Credit Suisse AG (New York) Branch, 5.30%, 8/13/19	2,200,000	2,373,873
Daimler Finance North America LLC, 1.36%, 5/18/18 (b) (c)	5,000,000	4,992,765
General Motors Financial Co., Inc. 2.63%, 7/10/17 (a)	3,500,000	3,518,928
3.25%, 5/15/18 (a)	3,500,000	3,545,857
HSBC Holdings PLC, 5.10%, 4/5/21 (a)	5,000,000	5,403,531
Huntington Bancshares, Inc., 7.00%, 12/15/20 (a)	1,500,000	1,698,378
JPMorgan Chase & Co. 6.30%, 4/23/19	3,000,000	3,278,211
3.38%, 5/1/23 (a)	6,700,000	6,676,006
5.40%, 1/6/42	1,624,000	1,902,825
KeyBank NA, 2.25%, 3/16/20	6,523,000	6,495,622
Morgan Stanley 5.95%, 12/28/17 (a)	4,000,000	4,163,320
3.75%, 2/25/23 (a)	3,000,000	3,081,432
3.13%, 7/27/26, MTN	2,750,000	2,627,284
Petroleos Mexicanos, 5.75%, 3/1/18	1,251,000	1,293,847
PNC Financial Services Group, Inc. 1.80%, 11/5/18, Callable 10/6/18 @ 100	5,000,000	5,009,075
2.15%, 4/29/21, Callable 3/30/21 @ 100	4,500,000	4,440,533
Regions Bank, 7.50%, 5/15/18 (a)	4,000,000	4,285,316
Skandinaviska Enskilda Banken AB, 1.75%, 3/19/18 (b)	5,250,000	5,240,760
The Goldman Sachs Group, Inc. 5.63%, 1/15/17 (a)	3,770,000	3,774,603
2.35%, 11/15/21, Callable 11/15/20 @ 100	4,540,000	4,410,881
5.75%, 1/24/22 (a)	2,750,000	3,091,591
Unum Group, 5.75%, 8/15/42	1,970,000	2,120,935
Wells Fargo & Co., 4.90%, 11/17/45 (a)	1,850,000	1,900,174
		116,216,678
Health Care (3.7%):
Abbott Laboratories, 3.75%, 11/30/26, Callable 8/30/26 @ 100	2,705,000	2,686,311
Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	2,755,000	2,632,163
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	1,825,000	1,749,346
Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100	4,595,000	4,730,847
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20 (a)	650,000	694,633
DaVita, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56 (a)	2,249,000	2,243,378
Express Scripts Holding Co., 4.80%, 7/15/46, Callable 1/15/46 @ 100	1,375,000	1,316,461
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17	1,500,000	1,539,375
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	6,150,000	6,616,422
HCA Holdings, Inc., 6.25%, 2/15/21	2,220,000	2,389,274
		26,598,210

See notes to financial statements.

10

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Industrials (3.8%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	$2,900,000	$2,954,375
Georgia Pacific Corp., 5.40%, 11/1/20 (a) (b)	6,675,000	7,338,355
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	1,440,000	1,461,167
Lockheed Martin Corp., 1.85%, 11/23/18	5,000,000	5,019,915
Northrop Grumman Corp., 7.75%, 6/1/29 (a)	500,000	663,701
Owens Corning, 4.20%, 12/15/22, Callable 9/15/22 @ 100 (a)	2,400,000	2,492,484
Roper Technologies, Inc., 3.80%, 12/15/26, Callable 9/15/26 @ 100	1,840,000	1,849,060
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	2,603,000	2,293,730
Wabtec Corp., 3.45%, 11/15/26, Callable 8/15/26 @ 100 (b)	4,090,000	3,931,562
		28,004,349
Information Technology (3.3%):
Activision Blizzard, Inc. 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (b)	3,841,000	4,202,480
3.40%, 9/15/26, Callable 6/15/26 @ 100 (b)	1,835,000	1,741,646
CA, Inc., 4.50%, 8/15/23, Callable 5/15/23 @ 100	4,580,000	4,770,098
Juniper Networks, Inc. 4.60%, 3/15/21	2,340,000	2,505,281
5.95%, 3/15/41	2,425,000	2,480,433
NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	3,660,000	3,518,936
Total System Services, Inc., 4.80%, 4/1/26, Callable 1/1/26 @ 100	3,757,000	4,048,250
		23,267,124
Materials (3.8%):
Anglo American Capital PLC, 2.63%, 9/27/17 (a) (b)	4,000,000	4,000,000
Ecolab, Inc., 2.00%, 1/14/19	4,500,000	4,503,456
Lyondellbasell Industries NV, 5.00%, 4/15/19, Callable 1/15/19 @ 100 (a)	3,600,000	3,803,948
Nucor Corp., 5.20%, 8/1/43, Callable 2/1/43 @ 100	1,620,000	1,828,089
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	4,275,000	4,301,009
Rock-Tenn Co., 4.90%, 3/1/22	3,200,000	3,473,722
Silgan Holdings, Inc., 5.00%, 4/1/20, Callable 2/6/17 @ 102.5 (a)	1,500,000	1,526,250
Westlake Chemical Corp., 3.60%, 8/15/26, Callable 5/15/26 @ 100 (b)	3,898,000	3,749,213
		27,185,687
Real Estate (2.3%):
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	1,590,000	1,510,026
Crown Castle Towers LLC, 6.11%, 1/15/40, Callable 7/15/19 @ 100 (a) (b)	5,800,000	6,284,073
CubeSmart LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	2,835,000	2,671,803
DDR Corp., 4.75%, 4/15/18, Callable 2/14/18 @ 100	2,000,000	2,056,926
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	2,145,000	2,100,704
Welltower, Inc., 4.50%, 1/15/24, Callable 10/15/23 @ 100	1,861,000	1,966,292
		16,589,824
Telecommunication Services (3.0%):
AT&T, Inc. 2.30%, 3/11/19 (a)	9,000,000	9,034,505
6.30%, 1/15/38 (a)	2,200,000	2,500,386
SBA Tower Trust 2.24%, 4/15/43, Callable 4/15/17 @ 100 (b)	1,050,000	1,051,958
3.16%, 10/15/45, Callable 10/15/19 @ 100 (b)	3,000,000	3,016,800

See notes to financial statements.

11

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Verizon Communications, Inc. 6.55%, 9/15/43 (a)	$3,500,000	$4,371,420
4.52%, 9/15/48 (a)	1,618,000	1,551,520
		21,526,589
Utilities (2.8%):
Consolidated Edison, Inc., 6.30%, 8/15/37	1,870,000	2,410,193
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	3,527,000	3,526,598
Iberdrola International BV 6.75%, 9/15/33	373,000	427,377
6.75%, 7/15/36	783,000	957,665
Nevada Power Co., 6.65%, 4/1/36 (a)	600,000	792,275
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,300,479
SCANA Corp., 4.75%, 5/15/21, Callable 2/15/21 @ 100	2,675,000	2,797,255
South Carolina Electric & Gas Co., 4.60%, 6/15/43, Callable 12/15/42 @ 100	2,355,000	2,475,242
Southern Power Co., 1.85%, 12/1/17	5,000,000	5,013,214
		19,700,298
Total Corporate Bonds (Cost $379,762,845)		377,458,911
Government National Mortgage Association (0.0%) (e)
Government National Mortgage Association 6.00%, 10/15/32 – 12/15/33	187,723	221,926
Total Government National Mortgage Association (Cost $190,581)		221,926
Municipal Bonds (0.8%)
California (0.2%):
San Diego County Water Authority Financing Agency Revenue Bonds, Series 2010 B, 6.14%, 5/1/49 (a)	1,500,000	1,954,695
Illinois (0.3%):
Chicago Metropolitan Water Reclamation District of Greater Chicago, 5.72%, 12/1/38 (a)	1,600,000	1,915,040
New York (0.3%):
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds, Series 2010 EE, 6.01%, 6/15/42	1,600,000	2,099,728
Total Municipal Bonds (Cost $4,718,968)		5,969,463
U.S. Government Mortgage Backed Agencies (25.0%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (a)	2,953,811	3,242,738
5.50%, 9/15/35 (a)	892,645	909,205
7.00%, 9/1/38 (a)	97,727	114,047
4.00%, 1/1/41 (a)	2,591,382	2,735,590
4.50%, 1/1/41 – 7/1/44	22,564,705	24,338,607
		31,340,187

See notes to financial statements.

12

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp.,Structured Agency Credit Risk Debt Notes Series 14-DN1, Class M22.96%, 2/25/24 (c)	$4,500,000	$4,603,616
Federal National Mortgage Assoc. 6.00%, 8/1/21 – 2/1/37	3,904,391	4,412,556
5.00%, 4/1/23 – 12/1/39	2,304,291	2,511,177
7.50%, 12/1/29	71,530	85,870
8.00%, 1/1/30 – 9/1/30	36,319	42,427
7.00%, 2/1/32 – 6/1/32	57,699	67,064
2.54%, 12/1/36 (a)	283,429	296,881
5.50%, 1/1/38 – 2/1/39 (a)	1,493,631	1,667,640
4.50%, 12/1/38 – 3/1/44 (a)	5,505,030	5,937,100
4.00%, 9/1/40 – 3/1/46	42,430,476	44,646,545
3.50%, 2/1/46 – 8/1/46	54,952,634	56,369,648
2.94%, 8/1/46 (a) (c)	158,124	158,666
3.00%, 8/1/46	26,693,239	26,546,800
		142,742,374
Total U.S. Government Mortgage Backed Agencies (Cost $182,003,352)		178,686,177
U.S. Treasury Obligations (4.4%)
U.S. Treasury Bonds 5.38%, 2/15/31	1,331,000	1,772,726
2.88%, 5/15/43 (a)	14,597,000	14,099,213
3.63%, 2/15/44	11,556,000	12,808,647
3.00%, 11/15/45	2,531,000	2,496,396
Total U.S. Treasury Obligations (Cost $32,863,640)		31,176,982
Collateral for Securities Loaned (0.2%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (f)	486,931	486,931
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (f)	643,069	643,069
Total Collateral for Securities Loaned (Cost $1,130,000)		1,130,000
Total Investments (Cost $685,023,142) — 94.7%		676,848,654
Other assets in excess of liabilities — 5.3%		39,443,493
NET ASSETS — 100.00%		$716,292,147

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $93,142,696 and amounted to 13.0% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(d)  All or a portion of this security is on loan.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to financial statements.

13

Victory Variable Insurance Funds INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
10-Year U.S. Treasury Note Future	79	3/22/17	$9,818,219	$(17,328)
2-Year U.S. Treasury Note Future	252	3/31/17	54,605,250	(13,891)
5-Year U.S. Treasury Note Future	175	3/31/17	20,591,211	(22,484)
				$(53,703)

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

At December 31, 2016, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at December 31, 2016 (b)	Notional Amount (c)	Fixed Deal Receive Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation
CDX North America High Yield Index Swap Agreement; Series 27	Goldman Sachs	12/20/21	3.53%	$44,000,000	5.00%	$2,801,333	$1,415,700	$1,385,633
CDX North America Investment Grade 5 Year Series 27 Index	Goldman Sachs	12/20/21	0.67	8,000,000	1.00	123,756	102,454	21,303
						$2,925,090	$1,518,154	$1,406,936

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
INCORE Investment Quality Bond VIP Series
ASSETS:
Investments, at value (Cost $685,023,142)	$676,848,654 (a)
Cash and cash equivalents	30,082,058
Deposits with brokers for futures contracts	960,022
Deposits with brokers for credit default swap contracts	5,163,581
Interest and dividends receivable	4,874,322
Receivable for capital shares issued	70,062
Variation margin receivable on open futures contracts	71,617
Variation margin receivable on open credit default swap contracts	2,554
Prepaid expenses	1,125
Total Assets	718,073,995
LIABILITIES:
Collateral for securities loaned	1,130,000
Payable for capital shares redeemed	216,029
Accrued expenses and other payables:
Investment advisory fees	302,349
Administration fees	50,398
Custodian fees	30,576
Transfer agent fees	18,126
Trustees' fees	1,266
Other accrued expenses	33,104
Total Liabilities	1,781,848
NET ASSETS:
Capital	724,807,321
Accumulated net investment loss	(653,178)
Accumulated net realized losses from investments	(1,040,741)
Net unrealized depreciation on investments, credit default swap contracts and futures contracts	(6,821,255)
Net Assets	$716,292,147
Shares (unlimited number of shares authorized, with a par value of $0.001 per share.):	60,275,660
Net asset value, offering and redemption price per share:	$11.88
Premiums paid on credit default swap contracts	$1,518,154

(a)  Includes $1,090,000 of securities on loan.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
INCORE Investment Quality Bond VIP Series
Investment Income:
Dividend income	$31,389
Interest income	20,055,920
Securities lending income	1,491
Total Income	20,088,800
Expenses:
Investment advisory fees	3,697,017
Administration fees	131,057
Custodian fees	69,783
Transfer agent fees	32,890
Trustees' fees	49,463
Other expenses	68,362
Total Expenses	4,048,572
Net Investment Income	16,040,228
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	12,623,748
Net realized gains from credit default swaps	526,366
Net realized gains from futures transactions	396,733
Net realized gains from written options	(10,482)
Net change in unrealized appreciation/depreciation on investments	(5,203,938)
Net change in unrealized appreciation/depreciation on credit default swaps	1,406,936
Net change in unrealized appreciation/depreciation on futures transactions	251,336
Net realized/unrealized gains on investments	9,990,699
Change in net assets resulting from operations	$26,030,927

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$16,040,228	$19,395,379
Net realized gains from investment transactions	13,536,365	5,749,642
Net change in unrealized appreciation/depreciation on investments	(3,545,666)	(22,233,928)
Change in net assets resulting from operations	26,030,927	2,911,093
Distributions to Shareholders:
From net investment income:	(17,439,784)	(19,543,996)
From net realized gains:	(12,726,901)	(7,387,765)
Change in net assets resulting from distributions to shareholders	(30,166,685)	(26,931,761)
Change in net assets resulting from capital transactions	(35,323,398)	(22,660,988)
Capital Contribution from Prior Custodian, Net, (See Note 7)	55,751	—
Change in net assets	(39,403,405)	(46,681,656)
Net Assets:
Beginning of period	755,695,552	802,377,208
End of period	$716,292,147	$755,695,552
Accumulated net investment income (loss)	$(653,178)	$—
Capital Transactions:
Proceeds from shares issued	$56,571,898	$52,368,773
Distributions reinvested	30,166,685	26,931,761
Cost of shares redeemed	(122,061,981)	(101,961,522)
Change in net assets resulting from capital transactions	$(35,323,398)	$(22,660,988)
Share Transactions:
Issued	4,534,026	4,185,657
Reinvested	2,547,862	2,244,314
Redeemed	(9,896,923)	(8,155,947)
Change in Shares	(2,815,035)	(1,725,976)

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.98		$12.38	$12.18	$12.78	$12.57
Investment Activities:
Net investment income	0.27	(a)	0.31 (a)	0.38	0.34	0.38
Net realized and unrealized gains (losses) on investments	0.15		(0.27)	0.30	(0.54)	0.42
Total from Investment Activities	0.42		0.04	0.68	(0.20)	0.80
Distributions to Shareholders:
Net investment income	(0.30)		(0.32)	(0.38)	(0.34)	(0.38)
Net realized gains from investments	(0.22)		(0.12)	(0.10)	(0.06)	(0.21)
Total Distributions to Shareholders	(0.52)		(0.44)	(0.48)	(0.40)	(0.59)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$11.88		$11.98	$12.38	$12.18	$12.78
Total Return (c)	3.53	%(d)	0.33%	5.55%	(1.63)%	6.37%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$716,292		$755,696	$802,377	$794,727	$760,801
Ratio of net expenses to average net assets	0.55%		0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	2.17%		2.47%	2.93%	2.72%	2.97%
Ratio of gross expenses to average net assets	0.55%		0.56%	0.56%	0.56%	0.56%
Portfolio turnover	142%		41%	47%	199%	135%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

See notes to financial statements.

18

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS Investment Quality Bond VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory INCORE Investment Quality Bond VIP Series.

The accompanying financial statements are those of the INCORE Investment Quality Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Investment Quality Bond VIP Series
Asset Backed Securities	$—	$—	$19,777,652	$—	$19,777,652	$—
Collateralized Mortgage Obligations	—	—	44,892,335	—	44,892,335	—
Residential Mortgage Backed Securities	—	—	17,535,208	—	17,535,208	—
Corporate Bonds	—	—	377,458,911	—	377,458,911	—
Government National Mortgage Association	—	—	221,926	—	221,926	—
Municipal Bonds	—	—	5,969,463	—	5,969,463	—
U.S. Government Mortgage Backed Agencies	—	—	178,686,177	—	178,686,177	—
U.S. Treasury Obligations	—	—	31,176,982	—	31,176,982	—
Collateral for Securities Loaned	1,130,000	—	—	—	1,130,000	—
Futures Contracts	—	(53,703)	—	—	—	(53,703)
Credit Default Swaps	—	—	—	1,406,936	—	1,406,936
Total	$1,130,000	$(53,703)	$675,718,654	$1,406,936	$676,848,654	$1,353,233

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities. As of December 31, 2016, the Fund had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedule of Portfolio Investments.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Options Transactions:

The Fund may purchase or sell options to aid in hedging against equity price risk incurred in the normal course of pursuing its investment objective. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded.

The Fund had the following transactions in written put options during the fiscal year ended December 31, 2016:

Written Options	Number of Contracts	Premiums Received
Options outstanding, December 31, 2015	—	$—
Options written	50	72,481
Options exercised	—	—
Options expired	—	—
Options closed	(50)	(72,481)
Options outstanding, December 31, 2016	—	$—

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition,

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described on the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2016, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
INCORE Investment Quality Bond VIP Series	$1,090,000	$1,090,000	$40,000

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

	Assets	Liabilities
Fund	Variation Margin on Futures and Swap Contracts*	Variation Margin on Futures and Swap Contracts*
INCORE Investment Quality Bond VIP Series
Futures Contracts
Interest Rate	$—	$53,703
Credit Default Swaps
Credit Risk	1,406,936	—

*  Includes cumulative appreciation/depreciation of futures and credit default swaps reported in the Schedules of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) from Futures Contracts
Interest Rate Risk
Futures contracts	$396,733	$251,336
Written options	(10,482)	—
Credit Risk
Credit default swaps contracts	526,366	1,406,936

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

period end is generally representative of the notional amount of open positions to net assets throughout the period.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Purchases of U.S. Government	Sales (excluding U.S. Government Securities)	Sales of U.S. Government
$1,081,010,418	$3,008,048	$1,052,684,156	$7,395,306

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.56%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, there were no amounts available to be repaid to the adviser.

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trust's short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

There were no loans for the Fund during the year ended December 31, 2016.

7. Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$27,037,310	$3,129,375	$30,166,685
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,092,661	$2,839,100	$26,931,761

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$753,758	$—	$(745,627)	$(8,523,305)	$(8,515,174)

 *Accumulated Capital and Other Losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year specified ordinary losses. Late-year specified ordinary losses represent losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on SWAP and futures contracts.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$685,371,959	$2,149,905	$(10,673,210)	$(8,523,305)

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory INCORE Investment Quality Bond VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Investment Quality Bond VIP Series (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
INCORE Investment Quality Bond VIP Series	$1,000.00	$980.50	$2.69	0.54%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
INCORE Investment Quality Bond VIP Series	$1,000.00	$1,022.42	$2.75	0.54%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended, December 31, 2016, the Fund designated short-term capital gain distributions in the amount of $9,597,491 and long-term capital gain distributions in the amount of $3,129,374.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Investment Quality Bond VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.509% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fees for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.560% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 0.598%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.55%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the predecessor RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year, five-year and ten-year periods and its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Supplemental Information
Trustee and Officer Information	25
Proxy Voting and Form N-Q Information	28
Expense Examples	28
Advisory Contract Renewal	29

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

High Yield VIP Series

Market Review

Donald Trump's unexpected victory in the U.S. presidential election invigorated the equity market in the fourth quarter of 2016, while bond returns were generally negative as interest rates rose and investors flocked to riskier assets.

The fourth-quarter equity rally capped a generally positive year for both equities and fixed income. The key market catalysts for 2016 can be broadly summarized in three words: Oil, Brexit, Trump.

In the first half of the year, fixed income benefited as oil reached a low of $27.10 a barrel and British voters stunned the world by voting to leave the European Union. In the more equity-friendly second half of the year, U.S. economic growth accelerated, oil prices rose, and Republicans dominated the presidential and congressional elections.

The S&P 500® Index returned 11.96% in 2016. In fixed income, high yield and leveraged loans were the standouts in the fiscal year, while longer-term Treasurys lagged. The 10-year Treasury returned -0.16% for the year, while the Barclays U.S. Aggregate Bond Index returned 2.65%.

U.S. Economic Outlook

We anticipate modest U.S. gross domestic product (GDP) growth for 2017 with low inflation and unemployment staying near the recent low. Republican leaders have promised a combination of tax cuts, deregulation, and infrastructure spending. It is too early to gauge the likely impact of "Trumpflation" on the economy, but many economists expect at least some uptick in growth around mid-year.

Global Outlook

China's economy appears to be improving, and the outlook for the rest of the world, although weak, appears stable by recent standards. We are carefully monitoring global events for any negative impacts on our investments.

Rates and Central Banks

Key central banks around the world remain accommodative. However, as expected, the U.S. Federal Reserve (the "Fed") raised the federal funds rate in December of 2016. Additional increases appear likely in 2017, but the Fed continues to stress that rates are very low by historical standards, and it expects future increases to be gradual.

Market Outlook

We expect the next several quarters to bring continued U.S economic growth and some increases in rates, market volatility, and credit risk, all of which may present attractive opportunities for fixed income investors.

Portfolio Holdings

As a Percentage of Total Investments

4

Victory Variable Insurance Funds

High Yield VIP Series (continued)

Overall market and economic conditions appear broadly favorable for corporate debt markets; however we will keep a watchful eye on valuations, particularly this late in the economic cycle. That said, we still believe there will be opportunities in both investment grade and high yield debt, including leveraged loans. The outlook for municipals appears less favorable as rising rates, the prospect of tax cuts, and heavy supply erode their appeal.

In our view, this is an environment where careful research and active portfolio management are particularly important. We have been focusing on investments that our research identifies as high in quality and liquid, while at the same time remaining alert to opportunities that may arise when markets turn volatile.

Portfolio Review

The Victory High Yield VIP Series (the "Fund") returned 15.44% but underperformed the 17.13% return of its benchmark, the Barclays U.S. Corporate High Yield Bond Index3 (the "Index"), in the year ended December 31, 2016.

The Fund's underperformance relative to the Index was largely the result of underweights in metals & mining and some energy subsectors that rallied during the year. Security selection had a positive impact on relative performance in several sectors, including healthcare, gaming, and energy.

5

Victory Variable Insurance Funds

High Yield VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	9/13/99
	Net Asset Value	Barclays U.S. Corporate High-Yield Index
One Year	15.44%	17.13%
Three Year	2.99%	4.66%
Five Year	6.00%	7.36%
Ten Year	5.78%	7.45%
Since Inception	5.63%	N/A

Expense Ratios

Gross	0.87%
With Applicable Waivers	0.87%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

High Yield VIP Series — Growth of $10,000

1The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds High Yield VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares or Principal Amount	Value
Common Stocks (2.1%)
Consumer Discretionary (0.9%):
Gray Television, Inc. (a)	13,000	$141,050
Viacom, Inc., Class B	5,750	201,825
		342,875
Health Care (0.2%):
Acadia Healthcare Co., Inc. (a)	2,850	94,335
Industrials (0.5%):
TransDigm Group, Inc.	750	186,720
Information Technology (0.5%):
EarthLink Holdings Corp.	35,000	197,400
Total Common Stocks (Cost $923,122)		821,330
Senior Secured Loans (23.3%) (b)
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20, Callable 2/7/17 @ 100	$494,898	498,921
DTI Holdco, Inc., 2016 Term Loan B, 6.25%, 9/30/23, Callable 2/7/17 @ 101	598,500	589,523
Gates Global LLC, Term Loan B, 4.25%, 7/6/21, Callable 2/7/17 @ 100	482,259	482,259
Generac Power Systems, Inc., Term Loan B, 3.60%, 10/28/23, Callable 2/7/17 @ 101	586,897	590,935
Grande Communications, Inc., Term Loan B, 4.50%, 5/31/20, Callable 2/7/17 @ 100	583,397	586,898
Landry's, Inc., 2016 Term Loan B, 4.00%, 10/4/23, Callable 2/7/17 @ 101	500,000	504,555
Navistar, Inc., Term Loan B, 6.50%, 8/7/20, Callable 2/7/17 @ 101	495,000	500,693
Neiman Marcus Group Ltd. LLC, 2020 Term Loan, 4.25%, 10/25/20, Callable 2/7/17 @ 100	500,000	433,375
Aspen Merger Sub, Inc./Outerwall, Inc., 1st Lien Term Loan, 5.25%, 8/19/22, Callable 2/7/17 @ 101	548,625	556,339
PETCO Animal Supplies, Inc., 2016 Term Loan B2, 5.14%, 1/26/23, Callable 2/7/17 @ 100	176,625	177,508
Quikrete Holdings, Inc., 1st Lien Term Loan, 11/3/23	400,000	403,668
Reynolds Group Holdings, Inc., 2016 USD Term Loan, 4.25%, 2/5/23, Callable 2/7/17 @ 101	668,325	676,525
WD Wolverine Holdings LLC, 1st Lien Term Loan B, 9/13/23	500,000	484,375
Bass Pro Group LLC, Term Loan B, 5.97%, 11/15/23	500,000	495,000
1011778 BC ULC, Term Loan B2, 3.75%, 12/12/21, Callable 2/7/17 @ 100	585,885	590,648
PCI Pharma Services, 2nd Lien Term Loan, 9.75%, 6/24/24	400,000	392,000
Chesapeake Energy Corp., Term Loan, 8.50%, 8/23/21	600,000	652,248
Party City Holdings, Inc., 2015 Term Loan, 6.13%, 8/15/23, Callable 8/15/18 @ 103.06 (c)	400,000	418,000
Total Senior Secured Loans (Cost $8,910,973)		9,033,470
Corporate Bonds (68.2%)
Consumer Discretionary (17.3%):
AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5	230,000	231,150
American Axle & Manufacturing Holdings, Inc., 7.75%, 11/15/19	500,000	553,125

See notes to financial statements.

7

Victory Variable Insurance Funds High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Argos Merger Sub, Inc./PetSmart, Inc., 7.13%, 3/15/23, Callable 3/15/18 @ 105.34	$500,000	$510,000
Asbury Automotive Group, Inc., 6.00%, 12/15/24, Callable 12/15/19 @ 103	500,000	511,250
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	400,000	430,800
CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75	500,000	506,250
Golden Nugget Escrow, Inc., 8.50%, 12/1/21, Callable 12/1/17 @ 104.25	400,000	425,000
Guitar Center, Inc., 6.50%, 4/15/19, Callable 2/6/17 @ 103.25	500,000	453,750
Jo-Ann Stores LLC, 9.75%, 10/15/19, Callable 2/6/17 @ 100	500,000	476,250
Scientific Games International, Inc., 6.63%, 5/15/21, Callable 5/15/17 @ 104.97	600,000	507,000
Tribune Media Co., 5.88%, 7/15/22, Callable 7/15/18 @ 102.94	500,000	508,125
Universal Hospital Services, Inc., 7.63%, 8/15/20, Callable 2/6/17 @ 103.81	600,000	594,000
Woodside Homes Co. LLC, 6.75%, 12/15/21, Callable 2/6/17 @ 105.06	600,000	579,000
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	550,000	452,375
		6,738,075
Consumer Staples (6.6%):
Dean Foods Co., 6.50%, 3/15/23, Callable 3/15/18 @ 104.88	500,000	526,250
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23, Callable 8/15/18 @ 106.75	500,000	498,750
NBTY, Inc., 7.63%, 5/15/21, Callable 5/15/18 @ 103.81	500,000	517,500
Post Holdings, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5	225,000	215,438
Simmons Foods, Inc., 7.88%, 10/1/21, Callable 10/1/17 @ 105.91	357,000	367,710
Tops Holding LLC/Tops Markets II Corp., 8.00%, 6/15/22, Callable 6/15/18 @ 106	500,000	430,000
		2,555,648
Energy (15.6%):
Calumet Specialty Products Partners LP 6.50%, 4/15/21, Callable 4/15/17 @ 103.25	500,000	423,750
7.63%, 1/15/22, Callable 1/15/18 @ 103.81	750,000	635,625
Canadian Natural Resources Ltd., 6.45%, 6/30/33	500,000	563,137
Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106 (c)	170,000	173,400
CITGO Petroleum Corp., 6.25%, 8/15/22, Callable 8/15/17 @ 104.69	750,000	779,999
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	818,000	581,050
Ensco PLC, 5.75%, 10/1/44, Callable 4/1/44 @ 100	750,000	543,750
Noble Holding International Ltd., 6.20%, 8/1/40	800,000	572,000
Rowan Companies, Inc., 4.88%, 6/1/22, Callable 3/1/22 @ 100	700,000	661,500
RSP Permian, Inc., 5.25%, 1/15/25, Callable 1/15/20 @ 103.94	170,000	170,850
Sanchez Energy Corp., 6.13%, 1/15/23, Callable 7/15/18 @ 103.06 (c)	345,000	327,750
Transocean, Inc., 6.80%, 3/15/38	800,000	620,000
		6,052,811
Health Care (6.5%):
Kindred Healthcare, Inc., 8.00%, 1/15/20	500,000	497,500
Kinetic Concepts, Inc./KCI USA, Inc., 9.63%, 10/1/21, Callable 1/14/17 @ 107.22	500,000	528,750
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/22, Callable 5/15/17 @ 103.31	500,000	443,750
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23, Callable 5/1/19 @ 106.19	170,000	169,575
Surgery Center Holdings, Inc., 8.88%, 4/15/21, Callable 4/15/18 @ 106.66	400,000	426,000
Tenet Healthcare Corp., 8.13%, 4/1/22	500,000	471,750
		2,537,325

See notes to financial statements.

8

Victory Variable Insurance Funds High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Industrials (10.3%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 5/15/18 @ 105.53	$500,000	$420,000
Apex Tool Group LLC, 7.00%, 2/1/21, Callable 2/6/17 @ 103.5	400,000	358,000
Avis Budget Car Rental LLC, 6.38%, 4/1/24, Callable 4/1/19 @ 104.78 (c)	400,000	399,500
Builders FirstSource, Inc., 10.75%, 8/15/23, Callable 8/15/18 @ 108.06	500,000	573,750
Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13	400,000	461,000
NCI Building Systems, Inc., 8.25%, 1/15/23, Callable 1/15/18 @ 106.19	450,000	486,000
StandardAero Business Aviation Services LLC, 10.00%, 7/15/23, Callable 7/15/18 @ 107.5	500,000	526,250
TransDigm, Inc., 6.38%, 6/15/26, Callable 6/15/21 @ 103.19	400,000	410,800
XPO Logistics, Inc., 6.13%, 9/1/23, Callable 9/1/19 @ 103.06	330,000	344,850
		3,980,150
Information Technology (2.5%):
EarthLink Holdings Corp. 8.88%, 5/15/19, Callable 2/6/17 @ 102.22	171,000	174,976
7.38%, 6/1/20, Callable 2/6/17 @ 105.53	250,000	263,750
First Data Corp., 7.00%, 12/1/23, Callable 12/1/18 @ 103.5	500,000	532,500
		971,226
Materials (1.4%):
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105.44	170,000	179,138
Millar Western Forest Ltd., 8.50%, 4/1/21, Callable 2/6/17 @ 104.25	600,000	330,000
Scotts Miracle-GRO Co. (The), 5.25%, 12/15/26, Callable 12/15/21 @ 102.63	30,000	30,000
		539,138
Real Estate (0.2%):
Communications Sales & Leasing, Inc., 7.13%, 12/15/24, Callable 12/15/19 @ 105.34	80,000	80,800
Telecommunication Services (6.7%):
Frontier Communications Corp., 10.50%, 9/15/22, Callable 6/15/22 @ 100	500,000	525,650
Hughes Satellite Systems Corp., 6.63%, 8/1/26	330,000	331,650
Intelsat (Luxembourg) SA, 8.13%, 6/1/23, Callable 6/1/18 @ 104.06	950,000	296,875
Sprint Corp., 7.13%, 6/15/24	600,000	618,000
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66	200,000	208,500
Windstream Corp., 6.38%, 8/1/23, Callable 2/1/18 @ 103.19	700,000	624,750
		2,605,425
Utilities (1.1%):
GenOn Escrow Corp., 9.50%, 10/15/18	600,000	424,125
Total Corporate Bonds (Cost $26,887,524)		26,484,723
See notes to financial statements.

9

Victory Variable Insurance Funds High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Collateral for Securities Loaned (2.5%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (d)	418,812	$418,812
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (d)	553,108	553,108
Total Collateral for Securities Loaned (Cost $971,920)		971,920
Total Investments (Cost $37,693,539) — 96.1%		37,311,443
Other assets in excess of liabilities — 3.9%		1,530,854
NET ASSETS — 100.00%		$38,842,297

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(c)  All or a portion of this security is on loan.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

ULC — Unlimited Liability Co.

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
High Yield VIP Series
ASSETS:
Investments, at value (Cost $37,693,539)	$37,311,443 (a)
Cash and cash equivalents	1,534,320
Interest and dividends receivable	603,948
Receivable for capital shares issued	30,269
Receivable for investments sold	1,309,581
Receivable from Adviser	29
Prepaid expenses	58
Total Assets	40,789,648
LIABILITIES:
Collateral for securities loaned	971,920
Payable for investments purchased	911,063
Payable for capital shares redeemed	197
Accrued expenses and other payables:
Investment advisory fees	19,509
Administration fees	3,677
Custodian fees	19,747
Transfer agent fees	3,830
Trustees' fees	67
Other accrued expenses	17,341
Total Liabilities	1,947,351
NET ASSETS:
Capital	43,761,464
Accumulated net investment income	34,613
Accumulated net realized losses from investments	(4,571,684)
Net unrealized appreciation/depreciation on investments	(382,096)
Net Assets	$38,842,297
Shares (unlimited number of shares authorized, with a par value of $0.001 per share:	5,859,203
Net asset value, offering and redemption price per share:	$6.63

(a)  Includes $931,445 of securities on loan.

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
High Yield VIP Series
Investment Income:
Dividend income	$8,279
Interest income	2,747,416
Securities lending income	156
Total Income	2,755,851
Expenses:
Investment advisory fees	230,011
Administration fees	10,084
Custodian fees	39,808
Transfer agent fees	17,180
Trustees' fees	2,594
Other expenses	35,398
Total Expenses	335,075
Expenses waived/reimbursed by Adviser	(29)
Net Expenses	335,046
Net Investment Income	2,420,805
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions	(1,277,252)
Net change in unrealized appreciation/depreciation on investments	4,300,523
Net realized/unrealized gains on investments	3,023,271
Change in net assets resulting from operations	$5,444,076

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	High Yield VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$2,420,805	$2,632,158
Net realized losses from investment transactions	(1,277,252)	(3,110,232)
Net change in unrealized appreciation/depreciation on investments	4,300,523	(1,302,365)
Change in net assets resulting from operations	5,444,076	(1,780,439)
Distributions to Shareholders:
From net investment income:	(2,443,397)	(2,632,158)
From return of capital:	—	(34,151)
Change in net assets resulting from distributions to shareholders	(2,443,397)	(2,666,309)
Change in net assets resulting from capital transactions	(2,718,377)	(1,583,779)
Capital Contribution from Prior Custodian, Net (See Note 7)	57,205	—
Change in net assets	339,507	(6,030,527)
Net Assets:
Beginning of period	38,502,790	44,533,317
End of period	$38,842,297	$38,502,790
Accumulated net investment income	$34,613	$—
Capital Transactions:
Proceeds from shares issued	$1,743,529	$3,092,832
Distributions reinvested	2,443,397	2,666,309
Cost of shares redeemed	(6,905,303)	(7,342,920)
Change in net assets resulting from capital transactions	$(2,718,377)	$(1,583,779)
Share Transactions:
Issued	267,140	444,996
Reinvested	369,093	435,671
Redeemed	(1,059,799)	(1,050,278)
Change in Shares	(423,566)	(169,611)

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	High Yield VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$6.13		$6.90	$7.70	$7.71	$7.19
Investment Activities:
Net investment income	0.41	(a)	0.43 (a)	0.50	0.54	0.53
Net realized and unrealized gains (losses) on investments	0.53		(0.75)	(0.56)	(0.01)	0.52
Total from Investment Activities	0.94		(0.32)	(0.06)	0.53	1.05
Distributions to Shareholders:
Net investment income	(0.45)		(0.44)	(0.53)	(0.54)	(0.53)
Net realized gains from investments	—		—	(0.21)	—	—
Return of Capital	—		(0.01)	—	—	—
Total Distributions to Shareholders	(0.45)		(0.45)	(0.74)	(0.54)	(0.53)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$6.63		$6.13	$6.90	$7.70	$7.71
Total Return (b)	15.44	%(c)	(4.58)%	(0.84)%	6.94%	14.57%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$38,842		$38,503	$44,533	$62,379	$72,372
Ratio of net expenses to average net assets	0.87%		0.89%	0.82%	0.74%	0.76%
Ratio of net investment income to average net assets	6.31%		6.15%	5.68%	5.90%	6.56%
Ratio of gross expenses to average net assets (d)	0.87%		0.89%	0.82%	0.74%	0.76%
Portfolio turnover	159%		148%	212%	92%	91%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.15% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS High Yield VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory High Yield VIP Series.

The accompanying financial statements are those of the Victory High Yield VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
High Yield VIP Series
Common Stocks	$821,330	$—	$821,330
Senior Secured Loans	—	9,033,470	9,033,470
Corporate Bonds	—	26,484,723	26,484,723
Collateral for Securities Loaned	971,920	—	971,920
Total	$1,793,250	$35,518,193	$37,311,443

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Payment-In-Kind Securities:

The Fund may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering,

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral.

The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
High Yield VIP Series	$931,445	$931,445	$40,475

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax"

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$58,264,071	$59,922,457

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.60% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.89%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires December 31,
$29	2019

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
$—	$325,000	2	1.69%

*For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

7.  Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
$2,443,397	$—	$—	$2,443,397
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
$2,632,158	$—	$34,151	$2,666,309

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$34,613	$—	$(4,571,684)	$(382,096)	$(4,919,167)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2016, the Fund has short term and long term capital loss carryforwards of $1,961,136 and $2,610,548 respectively that are not subject to expiration.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$37,693,539	$1,145,157	$(1,527,253)	$(382,096)

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory High Yield VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory High Yield VIP Series (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

24

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008	Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital
			Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
High Yield VIP Series	$1,000.00	$1,083.70	$4.35	0.83%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
High Yield VIP Series	$1,000.00	$1,020.96	$4.22	0.83%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS High Yield VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board considered the relative roles and responsibilities of the Adviser and the Fund' sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Fund would be paid by the Adviser and, therefore, would not be a direct expense of the Fund; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.612% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fees for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.820% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was higher than the Expense Group's median expense ratio of 0.757%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.87%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience, including the portfolio management team of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Park Avenue Investment Sub-Advisory Agreement

for the VVIF RS High Yield VIP Series

In anticipation of the reorganization of the RS High Yield VIP Series (the "Predecessor Fund") managed by RS Investment Management Co. LLC ("RSIM") and sub-advised by Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), into a comparable investment portfolio of Victory Variable Insurance Funds ( the "Fund") to be managed by a new combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment sub-advisory agreement between the Adviser, on behalf of the Fund, and the Sub-Adviser (the "Sub-Advisory Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. At the same meeting, the Board approved the investment advisory agreement between the Adviser and Trust, on behalf of the Fund. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information and was advised by legal counsel to the Trust and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund including the Sub-Adviser's history as sub-adviser for the Predecessor Fund and the services to be provided by the Sub-Advisor as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The Sub-Adviser's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Predecessor Fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund will not exceed the total net annual operating expenses of the Predecessor Fund. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board also considered the Predecessor Fund's Class A gross expense ratio as compared with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the Predecessor Fund.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the Predecessor Fund and those anticipated with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

With the understanding that the Fund would be managed in the same manner as the Predecessor Fund, the Board reviewed the performance of the Predecessor Fund for various periods against its selected benchmark index and its Morningstar category. The Board recognized that the Predecessor Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available.

Victory High Yield VIP Series

The Board then compared the Predecessor Fund's Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the Predecessor Fund underperformed both its benchmark index and its Morningstar category for each of the periods reviewed.

The Board then compared the Predecessor Fund's Class I gross annual expense ratio of 0.820% to the median expense ratio for the Expense Group and considered the fact that the Predecessor Fund's gross expense ratio was higher than the Expense Group's median expense ratio of 0.757%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.87%.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Funds discussed above, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual sub-advisory fee for the Fund was in an acceptable range of fees; and (2) the expenses for the Fund were in an acceptable range of expenses of comparable mutual funds;

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

32

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Supplemental Information
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Advisory Contract Renewal	36

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

INCORE Low Duration Bond VIP Series

2016 Economic Review

One year ago a somber tone permeated the economy as investors fretted over the threat of recession, a hard landing in China and deflationary pressures. Worry has now turned to ebullience and optimism as 2016 brought progressively better economic data that thrust investors into risk-on mode. Election results pushed business confidence higher with the promise of fiscal stimulus and a pro-business administration. The stock market reached new highs, pulling consumer confidence with it, and a global upswing spurred by expectations of U.S.-led fiscal policy stimulus appears to be underway. With stronger economic data highlighted by solid employment activity plus the potential for large fiscal changes, the resulting economic impact may prolong the current expansion and allow the Federal Reserve to continue on its path to normalization. Complex changes take time to implement and ripple through the economy, so our enthusiasm for near-term improved growth is tempered by execution risk.

A healthier economy emerged in the second half of the year. Real GDP growth for 2016 fell slightly below 2%, but the growth trajectory improved significantly as the year progressed, with the final quarter forecast at about 2.5%. More balance emerged in the third quarter, with all components of GDP contributing positively to the 3.5% rate. Solid economic data provided the fuel for the Fed to hike 0.25% in December, and median economists' projections for 2017 and 2018 now stand slightly above 2% — in line with Fed forecasts.

Nearing full employment, the labor market added jobs at a strong pace, with initial unemployment claims (4-week average) reaching some of the lowest readings since the early 1970s. Faster wage gains are finally emerging, with average hourly earnings rising 2.9% over last year. While this rate is still below pre-crisis levels, improving income expectations are necessary to propel personal consumption above trend. While it is our expectation that consumption will lead the way in the coming year, business investment may surprise to the upside. Both tax policy reform and deregulation figure prominently into the new administration's initial plans, which may convince corporate America to increase capital investment. Additionally, corporate profit growth has reversed course from its 2015 downward spiral, improving business confidence.

The Trump administration and Republican-controlled House and Senate are likely to focus on significant fiscal stimulus in the form of tax cuts (businesses and households) and increased spending on infrastructure and military. We expect the transition in fiscal policy to commence soon, but the direct impact of fiscal policy changes, if conservatives are willing to accommodate deficit spending, likely won't be felt until 2018 and beyond. Other policy changes with respect to immigration, healthcare (ACA repeal), and trade are unknown in both magnitude and scope. Headwinds and risks remain: a strong dollar, spurred on by expectations of more government spending and a steeper interest rate path, threatens U.S. manufacturers, commodity producers and exporters. Higher oil prices and interest rates could slow down credit-sensitive consumers. And geopolitical risks will figure prominently into the next year as significant elections take place in Germany and France, and the U.K. begins exit negotiations with the EU.

4

Victory Variable Insurance Funds

INCORE Low Duration Bond VIP Series (continued)

2016 Market Summary

Fueled by better economic data and increased inflation expectations, interest rates moved up substantially off of mid-years lows. The fourth quarter capped a significant rebound, which saw the 10-year Treasury yield bottom on July 8 at 1.35% and close the year at 2.45% after ending 2015 at 2.27%. Since the end of September, the 30-year Treasury yield climbed 75 basis points to yield 3.07% while the middle part of the curve steepened, with the 2s-10s spread rising from 83 basis points to 126 basis points. Overall, the Barclays U.S. Aggregate high-grade market closed the year up 2.65% relative to the S&P 500®, which returned 11.96% for 2016. High-yield corporates were the best performers for the year with a total return of 17.13%, while investment-grade corporates earned a 6.11% return. The 10 year Treasury fell -0.16% while the 30 year Treasury returned 0.88%. Excess returns (returns in excess of a portfolio of duration-matched U.S. Treasuries) were positive for most sectors except for mortgage-backed securities. High yield led excess returns at 15.73% while high-grade corporates earned a 4.93% return. Within the high-grade space, BBB credits performed the best with an excess return of 6.65%, while Industrials performed ahead of Financials and Utilities with a 6.03% return

Performance

The Victory INCORE Low Duration Bond Fund VIP Series returned 2.04% outperforming its benchmark, the Barclays U.S. Aggregate Government 1-3 Year Index, which returned 0.87% in the year ended December 31, 2016.

Product Attribution

The substantial overweight to credit sectors and underweight to government securities drove relative outperformance for the year. In the first half of the year, the large allocation to corporate bonds contributed the majority of the return, but smaller contributions from the CMBS and RMBS sectors also helped performance. Duration and curve positioning detracted modestly from the first half return. Mid-year positioning changes included increasing the corporate bond allocation and decreasing both the CMBS and Agency sector allocations. In the second half of the year, the corporate bond allocation again drove positive performance, led by the Financial and Industrial sectors. Second half sector returns were mostly positive, except for the Agency sector, but this was an underweight position. In addition to the Agency sector, Treasuries also performed poorly as yields backed up, but this sector was also substantially underweight relative to the index. Duration and curve positioning were modestly positive.

Outlook

As we were for all of 2016, we remained overweight credit heading into 2017. We are mindful of the continued aging of the credit cycle and the Fed's intention to slowly tighten. We expect demand from foreign buyers seeking U.S. yield to support our overweight as negative; zero interest rates outside the U.S. are still pervasive. We also expect interest rate positioning to remain neutral given that the U.S. 10-year rate has moved 100 basis points higher since June. Also, the last several years we saw a consistent pattern where strong growth in the last one or two quarters of a year was followed by significantly weaker quarters in the new year. We intend to wait for confirmation by economic data that this pattern has changed, before we consider any significant changes to positioning.

5

Victory Variable Insurance Funds

INCORE Low Duration Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

Inception Date	8/28/03
	Net Asset Value	Barclays U.S. Government 1-3 Year Bond Index
One Year	2.04%	0.87%
Three Year	1.14%	0.69%
Five Year	1.36%	0.59%
Ten Year	2.85%	2.18%
Since Inception	2.68%	n/a

Expense Ratios

Gross	0.52%
With Applicable Waivers	0.52%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Principal Amount	Value
Asset Backed Securities (17.9%)
Ally Master Owner Trust , Series 2012-4, Class A, 1.72%, 7/15/19	$1,678,000	$1,682,111
Ally Master Owner Trust , Series 2012-5, Class A, 1.54%, 9/15/19	2,000,000	2,002,845
Ally Auto Receivables Trust , Series 14-2, Class B, 2.10%, 3/16/20, Callable 5/15/18 @ 100	1,000,000	1,006,056
American Express Credit Account Master Trust , Series 2014-1, Class B, 1.20%, 12/15/21 (a)	2,100,000	2,091,068
American Express Credit Account Master Trust , Series 2013-1, Class A, 1.12%, 2/16/21 (a) (b)	1,800,000	1,805,601
AmeriCredit Automobile Receivables Trust , Series 16-3, Class C, 2.24%, 4/8/22, Callable 1/8/21 @ 100	1,635,000	1,618,399
AmeriCredit Automobile Receivables Trust , Series 15-3, Class D, 3.34%, 8/8/21, Callable 9/8/19 @ 100	1,675,000	1,697,723
Avis Budget Rental Car Funding (AESOP) LLC , Series 13-1A, Class A, 1.92%, 9/20/19 (b) (c)	2,700,000	2,686,424
Avis Budget Rental Car Funding (AESOP) LLC , Series 14-1A, Class A, 2.46%, 7/20/20 (b) (c)	1,250,000	1,246,989
Bank of America Credit Card Trust , Series 2007-A4, Class A4, 0.74%, 11/15/19 (a) (b)	3,000,000	2,998,242
CNH Equipment Trust , Series 14-B, Class A4, 1.61%, 5/17/21, Callable 12/15/18 @ 100 (b)	1,000,000	1,001,279
CarMax Auto Owner Trust , Series 15-2, Class A3, 1.37%, 3/16/20, Callable 5/15/19 @ 100	2,100,000	2,100,573
Chase Issuance Trust , Series 2007-C1, Class C1, 1.16%, 4/15/19 (a)	700,000	699,942
Chase Issuance Trust , Series 2015-A7, Class A7, 1.62%, 7/15/20	2,000,000	2,004,000
Chrysler Capital Auto Receivables Trust , Series 16-BA, Class B, 2.22%, 5/16/22, Callable 12/15/20 @ 100 (c)	1,700,000	1,669,901
Citibank Credit Card Issuance Trust , Series 2014-A2, Class A2, 1.02%, 2/22/19 (b)	2,500,000	2,499,903
Citibank Credit Card Issuance Trust , Series 2014-A4, Class A4, 1.23%, 4/24/19	2,322,000	2,322,929
Dominos Pizza Master Issuer LLC , Series 12-1A, Class A2, 5.22%, 1/25/42 (b) (c)	727,500	742,023
First Investors Auto Owner Trust , Series 15-2A, Class A2, 1.59%, 12/16/19, Callable 11/15/19 @ 100 (c)	465,851	465,708
GM Financing Automobile Leasing Trust , Series 16-3, Class B, 1.97%, 5/20/20, Callable 7/20/19 @ 100	2,000,000	1,980,472
Golden Credit Card Trust , Series 2015-3A, Class A, 1.12%, 7/15/19 (a) (c)	2,400,000	2,402,162
Hyundai Auto Receivables Trust , Series 13-A, Class B, 1.13%, 9/17/18, Callable 6/15/17 @ 100	1,390,000	1,389,522
Hyundai Auto Lease Securitization Trust , Series 14-B, Class A4, 1.26%, 9/17/18, Callable 5/15/17 @ 100 (b) (c)	884,743	884,831
Kubota Credit Owner Trust , Series 14-1A, Class A3, 1.16%, 5/15/18, Callable 2/15/18 @ 100 (b) (c)	1,010,592	1,010,627
Mercedes-Benz Auto Lease Trust , Series 16-A, Class A3, 1.52%, 3/15/19, Callable 7/15/18 @ 100	1,100,000	1,101,894
Mercedes-Benz Auto Lease Trust , Series 15-B, Class A2A, 1.00%, 1/16/18, Callable 3/15/18 @ 100	189,641	189,588
Nissan Auto Receivables Owner Trust , Series 15-B, Class A3, 1.34%, 3/16/20, Callable 12/15/19 @ 100	2,000,000	1,998,196

See notes to financial statements.

7

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Santander Drive Auto Receivables Trust , Series 16-3, Class C, 2.46%, 3/15/22, Callable 6/15/21 @ 100 (b)	$2,770,000	$2,755,838
Synchrony Credit Card Master Note Trust , Series 2016-1, Class A, 2.04%, 3/15/22	1,150,000	1,154,815
Toyota Auto Receivables Owner Trust , Series 16-A, Class A3, 1.25%, 3/16/20, Callable 9/15/19 @ 100	1,600,000	1,596,809
Total Asset Backed Securities (Cost $48,924,253)		48,806,470
Collateralized Mortgage Obligations (8.9%)
Banc of America Commercial Mortgage Trust , Series 2007-3, Class AM, 5.55%, 6/10/49 (a) (b)	950,000	961,284
Banc of America Commercial Mortgage Trust , Series 2008-1, Class A4, 6.24%, 2/10/51 (a) (b)	1,401,342	1,437,544
Bear Stearns Commercial Mortgage Securities Trust , Series 2007-PW16, Class AM, 5.90%, 6/11/40 (a) (b)	160,000	162,094
COMM Mortgage Trust , Series 2014-CR15, Class A2, 2.93%, 2/10/47	2,200,000	2,246,328
CD Commercial Mortgage Trust , Series 2006-CD3, Class AM, 5.65%, 10/15/48 (b)	1,061,255	1,067,553
Drive Auto Recievables Trust , Series 16-CA, Class B, 2.37%, 11/16/20, Callable 2/15/22 @ 100 (c)	2,500,000	2,494,000
GS Mortgage Securities Trust , Series 2013-GC16, Class A2, 3.03%, 11/10/46	1,900,000	1,939,475
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2006-LDP7, Class AM, 6.11%, 4/17/45 (a) (b)	109,492	109,326
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2007-CB18, Class A4, 5.44%, 6/12/47 (b)	224,812	224,656
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2007-6D12, Class AM, 6.04%, 2/15/51 (a) (b)	2,100,000	2,148,398
JPMBB Commercial Mortgage Securities Trust , Series 2013-C15, Class A2, 2.98%, 11/15/45	744,863	758,934
JPMorgan Chase Commercial Mortgage Securities Trust , Series 2013-C16, Class A2, 3.07%, 12/15/46	1,577,456	1,609,566
Morgan Stanley Capital I Trust , Series 2007-IQ16, Class A4, 5.81%, 12/12/49 (b)	896,872	910,068
Morgan Stanley BAML Trust , Series 2013-C8, Class A2, 1.69%, 12/15/48 (b)	176,450	176,567
Morgan Stanley BAML Trust , Series 2013-C11, Class A2, 3.09%, 8/15/46 (b)	1,363,042	1,385,853
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (b)	1,500,000	1,529,424
Wachovia Bank Commercial Mortgage Trust , Series 2007-C33, Class AM, 6.17%, 2/15/51 (a) (b)	2,250,000	2,276,981
Wachovia Bank Commercial Mortgage Trust , Series 2007-C31, Class AM, 5.59%, 4/15/47 (a) (b)	1,300,000	1,308,224
Wells Fargo Commercial Mortgage Trust , Series 2012-LC5, Class A2, 1.84%, 10/15/45	1,510,000	1,512,714
Total Collateralized Mortgage Obligations (Cost $25,169,292)		24,258,989

See notes to financial statements.

8

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Residential Mortgage Backed Securities (5.1%)
Ameriquest Mortgage Securities, Inc. , Series 03-5, Class A6, 5.04%, 4/25/33, Callable 1/25/17 @ 100 (a)	$22,190	$22,429
Bank of America Mortgage Securities, Inc. , Series 03-J, Class 2A2, 3.52%, 11/25/33, Callable 1/25/17 @ 100 (a) (b)	440,207	439,569
Banc of America Funding Corp. , Series 05-D, Class A1, 3.01%, 5/25/35, Callable 3/25/30 @ 100 (a) (b)	542,777	553,889
Bear Stearns Alt-A Trust , Series 03-3, Class 2A, 3.06%, 10/25/33, Callable 1/25/17 @ 100 (a) (b)	828,825	823,008
Bear Stearns Alt-A Trust , Series 04-6, Class 1A, 1.40%, 7/25/34, Callable 1/25/17 @ 100 (a) (b)	373,709	366,572
Countrywide Home Loans, Inc. , Series 02-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/17 @ 100	13,849	14,305
Chase Mortgage Finance Corp. , Series 07-A1, Class 2A1, 3.09%, 2/25/37, Callable 2/25/25 @ 100 (a) (b)	135,484	135,211
Credit Suisse First Boston Mortgage Securities Corp. , Series 03-8, Class 2A1, 5.00%, 4/25/18, Callable 1/25/17 @ 100 (b)	11,831	11,944
Credit Suisse First Boston Mortgage Securities Corp. , Series 03-23, Class 2A8, 4.50%, 10/25/18 (b)	15,757	15,737
Credit Suisse First Boston Mortgage Securities Corp. , Series 04-AR7, Class 4A1, 3.03%, 11/25/34, Callable 1/25/17 @ 100 (a) (b)	786,579	795,345
Credit Suisse First Boston Mortgage Securities Corp. , Series 04-5, Class 5A1, 5.00%, 8/25/19, Callable 11/25/22 @ 100	63,184	63,781
GSR Mortgage Loan Trust , Series 05-AR6, Class 1A1, 3.02%, 9/25/35, Callable 6/25/17 @ 100 (a) (b)	469,780	484,874
Residential Asset Securitization Trust , Series 03-A2, Class A1, 4.25%, 5/25/33, Callable 1/25/17 @ 100 (b)	286,158	282,657
JPMorgan Mortgage Trust , Series 04-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/17 @ 100 (b)	10,747	11,011
JPMorgan Mortgage Trust , Series 04-S2, Class 1A3, 4.75%, 11/25/19, Callable 8/25/17 @ 100 (b)	24,747	25,115
JPMorgan Mortgage Trust , Series 06-A2, Class 5A1, 3.14%, 11/25/33, Callable 9/25/19 @ 100 (a) (b)	191,656	195,525
JPMorgan Mortgage Trust , Series 05-A1, Class 3A1, 3.15%, 2/25/35, Callable 1/25/17 @ 100 (a) (b)	160,275	162,369
JPMorgan Mortgage Trust , Series 16-3, Class 1A3, 3.50%, 10/25/46, Callable 4/25/25 @ 100 (a) (c)	1,837,330	1,869,341
JPMorgan Mortgage Trust , Series 16-4, Class A5, 3.50%, 10/25/46, Callable 12/25/43 @ 100 (a)	997,760	1,013,896
MASTR Asset Securitization Trust , Series 03-5, Class 2A1, 5.00%, 6/25/18, Callable 1/25/17 @ 100 (b)	20,257	20,905
MASTR Adjustable Rate Mortgage Trust , Series 04-13, Class 2A1, 3.05%, 4/21/34, Callable 5/21/19 @ 100 (a) (b)	273,707	280,253
MLCC Mortgage Investors, Inc. , Series 04-B, Class A1, 1.26%, 5/25/29, Callable 1/25/17 @ 100 (a) (b)	442,239	430,208
Merrill Lynch Mortgage Investors Trust , Series 05-A2, Class A2, 2.65%, 2/25/35, Callable 12/25/17 @ 100 (a) (b)	659,837	659,597
Morgan Stanley Mortgage Loan Trust , Series 04-1, Class 1A9, 4.50%, 11/25/18, Callable 8/25/22 @ 100 (b)	13,421	13,486

See notes to financial statements.

9

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust , Series 05-6AR, Class 1A1, 1.04%, 11/25/35, Callable 9/25/18 @ 100 (a) (b)	$330,783	$323,774
Prime Mortgage Trust , Series 04-2, Class A2, 4.75%, 11/25/19, Callable 1/25/17 @ 100 (b)	40,611	40,696
Residential Asset Mortgage Products, Inc. , Series 02-RS4, Class AI5, 6.16%, 8/25/32, Callable 1/25/17 @ 100 (a)	20,695	19,933
Residential Asset Securities Corp. , Series 05-KS1, Class M1, 1.43%, 2/25/35, Callable 1/25/17 @ 100 (a)	1,313,983	1,295,871
Residential Funding Mortgage Securities I, Inc. , Series 05-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/17 @ 100 (b)	18,754	18,915
Structured Asset Securities Corp. , Series 03-34A, Class 3A2, 3.01%, 11/25/33, Callable 3/25/17 @ 100 (a) (b)	584,481	571,289
Structured Asset Securities Corp. , Series 03-29, Class 2A1, 5.25%, 9/25/23, Callable 1/25/17 @ 100 (b)	132,108	133,601
Structured Asset Securities Corp. , Series 04-3, Class 3A1, 5.50%, 3/25/19, Callable 1/25/17 @ 100 (b)	26,163	26,491
Structured Asset Securities Corp. , Series 04-21XS, Class 2A6A, 4.74%, 12/25/34, Callable 1/25/17 @ 100 (a) (b)	3,038	3,085
Structured Adjustable Rate Mortgage Loan Trust , Series 04-6, Class 4A1, 3.05%, 6/25/34, Callable 2/25/17 @ 100 (a) (b)	420,430	417,644
Thornburg Mortgage Securities Trust , Series 04-3, Class A, 1.50%, 9/25/44, Callable 1/25/17 @ 100 (a) (b)	635,579	579,779
Wells Fargo Mortgage Backed Securities Trust , Series 04-O, Class A1, 3.18%, 8/25/34, Callable 1/25/17 @ 100 (a) (b)	148,584	150,610
Wells Fargo Mortgage Backed Securities Trust , Series 04-M, Class A7, 3.00%, 8/25/34, Callable 1/25/17 @ 100 (a) (b)	292,977	299,059
Wells Fargo Mortgage Backed Securities Trust , Series 03-J, Class 2A1, 2.99%, 10/25/33, Callable 1/25/17 @ 100 (a) (b)	44,480	44,678
Wells Fargo Mortgage Backed Securities Trust , Series 04-Z, Class 2A2, 2.98%, 12/25/34, Callable 1/25/17 @ 100 (a) (b)	129,418	130,622
Wells Fargo Mortgage Backed Securities Trust , Series 03-N, Class 2A1, 2.87%, 12/25/33, Callable 1/25/17 @ 100 (a) (b)	101,785	101,259
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR16, Class 3A2, 3.08%, 3/25/35, Callable 3/25/17 @ 100 (a) (b)	519,013	520,152
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR12, Class 2A5, 2.97%, 6/25/35, Callable 4/25/17 @ 100 (a) (b)	304,705	311,693
Wells Fargo Mortgage Backed Securities Trust , Series 05-AR12, Class 2A6, 2.97%, 6/25/35, Callable 4/25/17 @ 100 (a) (b)	261,112	267,101
Total Residential Mortgage Backed Securities (Cost $13,981,932)		13,947,279
Senior Secured Loans (3.7%) (a)
Bass Pro Group LLC, Term Loan B , 11/16/23, Callable 2/7/17 @ 101	1,500,000	1,485,000
BRP, Inc., Term Loan B , 3.75%, 6/30/23, Callable 2/7/17 @ 100	977,143	985,996
Boyd Gaming Corp., Term Loan B , 4.00%, 8/14/20, Callable 2/7/17 @ 100	271,750	274,128
DaVita, Inc., Term Loan B , 3.50%, 6/24/21, Callable 2/7/17 @ 100	1,175,157	1,185,146
Harbor Freight Tools USA, Inc., Term Loan , 3.75%, 8/16/23, Callable 2/7/17 @ 101	1,496,250	1,516,195
Hilton Worldwide Finance LLC, Term Loan B1 , 3.50%, 10/25/20	104,235	105,089
Kasima LLC, Term Loan B , 3.34%, 5/17/21, Callable 2/7/17 @ 100	1,247,059	1,256,936

See notes to financial statements.

10

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Quikrete Holdings, Inc., 1st Lien Term Loan , 4.00%, 11/4/23, Callable 2/7/17 @ 101	$1,500,000	$1,513,755
Tribune Media Co., Term Loan B , 3.75%, 12/27/20, Callable 2/7/17 @ 100	310,555	312,807
WMG Acquisition Corp., New Term Loan , 3.75%, 11/1/23, Callable 2/7/17 @ 101	1,500,000	1,511,564
Total Senior Secured Loans (Cost $10,058,267)		10,146,616
Corporate Bonds (55.3%)
Consumer Discretionary (3.5%):
Best Buy Co., Inc., 5.00%, 8/1/18	1,390,000	1,453,787
D.R. Horton, Inc., 3.63%, 2/15/18, Callable 11/15/17 @ 100 (b)	500,000	505,000
Lennar Corp., 4.50%, 6/15/19, Callable 4/16/19 @ 100 (b)	640,000	660,800
Newell Brands, Inc., 2.60%, 3/29/19 (b)	3,500,000	3,538,406
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17 (b)	1,500,000	1,509,315
Time Warner Cable, Inc., 5.85%, 5/1/17 (b)	1,750,000	1,774,834
		9,442,142
Consumer Staples (4.5%):
Church & Dwight Co., Inc., 2.45%, 12/15/19, Callable 11/15/19 @ 100	1,515,000	1,522,519
Molson Coors Brewing Co., 1.45%, 7/15/19	1,250,000	1,231,563
Reynolds American, Inc., 2.30%, 6/12/18	3,530,000	3,552,377
The Kraft Heinz Co., 1.60%, 6/30/17 (b)	3,000,000	3,002,406
Walgreens Boots Alliance, Inc.
1.75%, 11/17/17 (b)	1,950,000	1,954,865
1.75%, 5/30/18 (b)	1,000,000	1,000,999
		12,264,729
Energy (5.0%):
Buckeye Partners LP, 2.65%, 11/15/18, Callable 10/15/18 @ 100 (b)	1,000,000	1,006,575
Canadian Natural Resources Ltd., 1.75%, 1/15/18	1,000,000	997,585
CNOOC Nexen Finance (2014) ULC, 1.63%, 4/30/17 (b)	2,000,000	1,998,120
Columbia Pipeline Group, Inc., 2.45%, 6/1/18	500,000	502,444
EQT Corp., 8.13%, 6/1/19	1,900,000	2,137,746
FMC Technologies, Inc., 2.00%, 10/1/17	1,000,000	1,000,716
Kinder Morgan, Inc., 2.00%, 12/1/17 (b)	1,700,000	1,702,589
Marathon Oil Corp., 5.90%, 3/15/18	1,150,000	1,200,787
Marathon Petroleum Corp., 2.70%, 12/14/18	1,000,000	1,013,313
Petroleos Mexicanos, 5.50%, 2/4/19 (c)	1,000,000	1,035,890
Western Gas Partners LP, 2.60%, 8/15/18, Callable 7/15/18 @ 100	1,100,000	1,102,123
		13,697,888
Financials (20.6%):
Ally Financial, Inc., 2.75%, 1/30/17 (b)	1,600,000	1,600,320
Assurant, Inc., 2.50%, 3/15/18 (b)	1,408,000	1,422,708
Bank of America Corp., 1.70%, 8/25/17 (b)	2,500,000	2,503,343
Barclays Bank PLC, 6.05%, 12/4/17 (b) (c)	700,000	723,161
Capital One Financial Corp., 2.45%, 4/24/19, Callable 3/24/19 @ 100	710,000	714,496
Capital One NA, 1.50%, 3/22/18, Callable 2/22/18 @ 100 (b)	2,000,000	1,991,136
CIT Group, Inc., 4.25%, 8/15/17 (b)	1,500,000	1,520,625

See notes to financial statements.

11

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Citigroup, Inc.
1.85%, 11/24/17 (b)	$2,000,000	$2,003,780
2.02%, 12/8/21, Callable 11/8/21 @ 100 (a)	3,000,000	3,011,534
Ford Motor Credit Co. LLC, 2.46%, 3/27/20 (b)	2,250,000	2,221,110
General Motors Financial Co., Inc., 3.25%, 5/15/18 (b)	3,500,000	3,545,856
HSBC Holdings PLC, 2.36%, 1/5/22 (a) (b)	3,000,000	3,055,898
HSBC USA, Inc., 1.63%, 1/16/18 (b)	500,000	499,126
JPMorgan Chase & Co., 2.11%, 10/24/23, Callable 10/24/22 @ 100 (a) (b)	3,000,000	3,059,906
KeyBank NA, 1.60%, 8/22/19	3,000,000	2,958,917
Lloyds Bank PLC
4.20%, 3/28/17 (b)	500,000	503,426
1.75%, 3/16/18 (b)	1,500,000	1,497,859
MetLife, Inc., 6.82%, 8/15/18 (b)	5,000,000	5,390,495
Morgan Stanley
2.45%, 2/1/19, MTN	1,000,000	1,006,867
2.65%, 1/27/20	1,355,000	1,361,382
2.28%, 10/24/23, Callable 10/24/22 @ 100 (a)	3,000,000	3,033,333
Regions Bank, 7.50%, 5/15/18 (b)	500,000	535,665
S&P Global, Inc., 2.50%, 8/15/18	895,000	902,473
Societe Generale SA, 2.75%, 10/12/17 (b)	500,000	504,644
Synovus Financial Corp., 7.88%, 2/15/19	1,285,000	1,410,288
The Bear Stearns Co. LLC, 7.25%, 2/1/18 (b)	2,500,000	2,645,595
The Goldman Sachs Group, Inc.
6.15%, 4/1/18	3,000,000	3,155,744
2.24%, 11/15/21, Callable 11/15/20 @ 100 (a)	1,500,000	1,508,106
UBS AG (Stamford) Branch, 1.80%, 3/26/18 (b)	1,250,000	1,250,864
XLIT Ltd., 2.30%, 12/15/18 (b)	750,000	754,939
		56,293,596
Health Care (7.1%):
Abbott Laboratories, 2.35%, 11/22/19	1,575,000	1,576,857
AbbVie, Inc., 2.00%, 11/6/18 (b)	2,500,000	2,501,535
Activis Funding SCS, 2.35%, 3/12/18 (b)	2,200,000	2,212,718
Becton, Dickinson & Co., 1.80%, 12/15/17 (b)	1,160,000	1,162,638
Celgene Corp., 2.13%, 8/15/18	1,200,000	1,204,819
Gilead Sciences, Inc., 1.85%, 9/4/18	2,000,000	2,007,550
Laboratory Corp. of America Holdings, 2.50%, 11/1/18 (b)	750,000	756,610
Mallinckrodt International Finance SA, 3.50%, 4/15/18 (b)	850,000	848,938
Mylan NV, 2.50%, 6/7/19 (c)	1,500,000	1,491,882
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	2,000,000	1,974,644
St. Jude Medical, Inc., 2.00%, 9/15/18 (b)	2,000,000	2,002,822
Universal Health Services, Inc., 3.75%, 8/1/19 (c)	1,645,000	1,653,225
		19,394,238
Industrials (2.3%):
Aecom Global II LLC/URS Corp., 3.85%, 4/1/17 (b)	500,000	501,250
AerCap Ireland Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17 (b)	1,600,000	1,602,000
Air Lease Corp., 2.13%, 1/15/18 (b)	1,500,000	1,502,669
CNH Industrial Capital LLC, 3.25%, 2/1/17 (b)	500,000	500,000
Hutchison Whampoa International (14) Ltd., 1.63%, 10/31/17 (b) (c)	1,500,000	1,496,512

See notes to financial statements.

12

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17, Callable 2/15/17 @ 100 (b)	$300,000	$300,563
Pentair Finance SA, 1.88%, 9/15/17 (b)	500,000	500,746
		6,403,740
Information Technology (5.8%):
Activision Blizzard, Inc., 6.13%, 9/15/23, Callable 9/15/18 @ 103.06 (c)	1,650,000	1,805,283
Alibaba Group Holding Ltd., 2.50%, 11/28/19, Callable 10/28/19 @ 100	999,000	1,003,492
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/1/19 (c)	1,250,000	1,276,008
Fidelity National Information Services, Inc., 1.45%, 6/5/17	1,750,000	1,750,693
Harris Corp., 2.00%, 4/27/18 (b)	1,000,000	1,000,609
Hewlett Packard Enterprise Co., 2.45%, 10/5/17 (c)	2,500,000	2,513,900
Juniper Networks, Inc., 3.13%, 2/26/19	2,930,000	2,976,780
KLA-Tencor Corp., 2.38%, 11/1/17 (b)	1,000,000	1,005,991
Total System Services, Inc., 2.38%, 6/1/18	2,500,000	2,510,348
		15,843,104
Materials (0.8%):
Martin Marietta Materials, Inc., 6.60%, 4/15/18 (b)	500,000	527,948
Teck Resources Ltd., 2.50%, 2/1/18 (b)	150,000	147,750
Westlake Chemical Corp., 4.88%, 5/15/23, Callable 5/15/18 @ 102.44 (c)	1,440,000	1,494,000
		2,169,698
Real Estate (2.1%):
American Tower Corp., 4.50%, 1/15/18 (b)	2,690,000	2,760,998
American Tower Trust I, 1.55%, 3/15/43, Callable 3/15/17 @ 100 (b) (c)	1,000,000	999,181
Realty Income Corp., 5.38%, 9/15/17 (b)	560,000	574,428
Select Income REIT, 2.85%, 2/1/18, Callable 1/1/18 @ 100 (b)	750,000	753,205
Welltower, Inc., 6.13%, 4/15/20	655,000	727,067
		5,814,879
Telecommunication Services (1.6%):
AT&T, Inc., 2.40%, 3/15/17	1,950,000	1,954,791
SBA Tower Trust
2.93%, 12/15/42, Callable 2/6/17 @ 100 (b) (c)	995,000	996,032
2.24%, 4/15/43, Callable 4/15/17 @ 100 (c)	1,450,000	1,452,703
		4,403,526
Utilities (2.0%):
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (b) (c)	500,000	500,492
American Electric Power Co., Inc., 1.65%, 12/15/17, Callable 11/15/17 @ 100 (b)	300,000	300,100
Exelon Corp., 1.55%, 6/9/17	1,250,000	1,247,725
FirstEnergy Corp., 2.75%, 3/15/18, Callable 2/15/18 @ 100 (b)	1,100,000	1,109,992
NextEra Energy Capital Holdings, Inc., 1.59%, 6/1/17 (b)	1,000,000	1,000,587
Southern Power Co., 1.85%, 12/1/17	1,250,000	1,253,304
		5,412,200
Total Corporate Bonds (Cost $151,040,819)		151,139,740

See notes to financial statements.

13

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Principal Amount	Value
U.S. Government Mortgage Backed Agencies (3.8%)
Federal Home Loan Mortgage Corp.
5.00%, 6/15/23 – 8/1/40 (b)	$1,636,092	$1,784,253
5.50%, 10/25/23 (b)	12,397	13,347
7.00%, 9/1/38 (b)	8,312	9,700
		1,807,300
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk
Series 14-DN4, Class M23.16%(a), 10/25/24	231,705	232,110
Federal National Mortgage Assoc.
6.00%, 2/1/37	1,459,405	1,651,786
5.00%, 2/1/41 – 10/1/41 (b)	6,082,649	6,658,463
2.94%(a), 8/1/46 (b)	11,869	11,910
		8,322,159
Total U.S. Government Mortgage Backed Agencies (Cost $10,554,471)		10,361,569
U.S. Treasury Obligations (1.6%)
U.S. Treasury Note, 1.25%, 11/15/18	4,330,000	4,336,595
Total U.S. Treasury Obligations (Cost $4,341,289)		4,336,595
Total Investments (Cost $264,070,323) — 96.3%		262,997,258
Other assets in excess of liabilities — 3.7%		10,153,830
NET ASSETS — 100.00%		$273,151,088

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2016.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments and/or securities purchased on a when-issued basis.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $33,924,170 and amounted to 12.4% of net assets.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

ULC — Unlimited Liability Co.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
2-Year U.S. Treasury Note Future	405	3/31/17	$87,758,438	$(31,641)

See notes to financial statements.

14

Victory Variable Insurance Funds INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2016

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
30-Year U.S. Treasury Bond Future	3	3/22/17	$451,969	$2,367
5-Year U.S. Treasury Note Future	25	3/31/17	2,941,602	4,102
				$6,469

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)

At December 31, 2016, the Fund's open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Maturity Date	Implied Credit Spread at December 31, 2016	Notional Amount	Fixed Deal Receive Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation
CDX North America High Yield Index Swap Agreement; Series 27	Goldman Sachs	12/20/21	3.53%	$6,000,000	5.00%	$417,833	$193,050	$188,950
CDX North America Investment Grade 5 Year Series 27 Index.	Goldman Sachs	12/20/21	0.67	14,000,000	1.00	230,185	179,295	37,279
						$648,018	$372,345	$226,229

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
INCORE Low Duration Bond VIP Series
ASSETS:
Investments, at value (Cost $264,070,323)	$262,997,258
Cash and cash equivalents	8,905,035
Deposits with brokers for futures contracts	480,557
Deposits with brokers for swap contracts	1,100,534
Interest and dividends receivable	1,392,571
Receivable for capital shares issued	4,110
Variation margin receivable on open futures contracts	18,961
Variation margin receivable on open swap contracts	272
Receivable from Adviser	1,866
Prepaid expenses	177
Total Assets	274,901,341
LIABILITIES:
Payable for investments purchased	1,485,000
Payable for capital shares redeemed	80,199
Accrued expenses and other payables:
Investment advisory fees	104,364
Administration fees	19,665
Custodian fees	27,856
Transfer agent fees	8,355
Trustees' fees	230
Other accrued expenses	24,584
Total Liabilities	1,750,253
NET ASSETS:
Capital	277,994,417
Accumulated net investment loss	(170,993)
Accumulated net realized losses from investments	(3,800,327)
Net unrealized depreciation on investments	(872,009)
Net Assets	$273,151,088
Shares (unlimited number of shares authorized, with a par value of $0.001 per share.):	26,771,970
Net asset value, offering and redemption price per share:	$10.20
Premiums paid on credit default swap contracts	$372,345

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
INCORE Low Duration Bond VIP Series
Investment Income:
Dividend income	$14,551
Interest income	4,702,484
Miscellaneous income	12,015
Total Income	4,729,050
Expenses:
Investment advisory fees	1,230,220
Administration fees	51,117
Custodian fees	60,506
Transfer agent fees	21,518
Trustees' fees	17,355
Other expenses	55,238
Total Expenses	1,435,954
Expenses waived/reimbursed by Adviser	(1,866)
Net Expenses	1,434,088
Net Investment Income	3,294,962
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions	(1,174,197)
Net realized losses from credit default swaps	153,850
Net realized losses from futures transactions	1,562
Net change in unrealized appreciation/depreciation on investments	2,860,425
Net change in unrealized appreciation/depreciation on credit default swaps	226,229
Net change in unrealized appreciation/depreciation on futures transactions	82,417
Net realized/unrealized gains on investments	2,150,286
Change in net assets resulting from operations	$5,445,248

See notes to financial statements.

17

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$3,294,962	$3,645,377
Net realized losses from investment transactions	(1,018,785)	(862,133)
Net change in unrealized appreciation/depreciation on investments	3,169,071	(1,493,879)
Change in net assets resulting from operations	5,445,248	1,289,365
Distributions to Shareholders:
From net investment income	(3,625,366)	(3,703,445)
Change in net assets resulting from distributions to shareholders	(3,625,366)	(3,703,445)
Change in net assets resulting from capital transactions	(4,845,359)	13,064,059
Capital Contribution from Prior Custodian, Net (Note 7)	12,613	—
Change in net assets	(3,012,864)	10,649,979
Net Assets:
Beginning of period	276,163,952	265,513,973
End of period	$273,151,088	$276,163,952
Accumulated net investment income (loss)	$(170,993)	$—
Capital Transactions:
Proceeds from shares issued	$37,037,545	$34,018,772
Distributions reinvested	3,625,366	3,703,445
Cost of shares redeemed	(45,508,270)	(24,658,158)
Change in net assets resulting from capital transactions	$(4,845,359)	$13,064,059
Share Transactions:
Issued	3,604,748	3,303,142
Reinvested	355,777	365,592
Redeemed	(4,446,960)	(2,393,868)
Change in Shares	(486,435)	1,274,866

See notes to financial statements.

18

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$10.13		$10.22	$10.30	$10.45	$10.33
Investment Activities:
Net investment income	0.12	(a)	0.14 (a)	0.18	0.17	0.20
Net realized and unrealized gains (losses) on investments	0.09		(0.09)	(0.08)	(0.15)	0.12
Total from Investment Activities	0.21		0.05	0.10	0.02	0.32
Distributions to Shareholders:
Net investment income	(0.14)		(0.14)	(0.18)	(0.17)	(0.20)
Net realized capital gains	—		—	—	(0.00)	(0.00)
Total Distributions to Shareholders	(0.14)		(0.14)	(0.18)	(0.17)	(0.20)
Capital Contributions from Prior Custodian, Net (See Note 7)	$—	(b)	$—	$—	$—	$—
Net Asset Value, End of Period	$10.20		$10.13	$10.22	$10.30	$10.45
Total Return (c)	2.04	%(d)	0.47%	0.92%	0.24%	3.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$273,151		$276,164	$265,514	$243,986	$209,164
Ratio of net expenses to average net assets	0.53%		0.53%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets	1.21%		1.33%	1.74%	1.75%	2.17%
Ratio of gross expenses to average net assets (e)	0.53%		0.53%	0.55%	0.55%	0.56%
Portfolio turnover	55%		38%	39%	60%	66%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 7)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

19

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS Low Duration Bond VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory INCORE Low Duration Bond VIP Series.

The accompanying financial statements are those of the Victory INCORE Low Duration Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide a high level of current income consistent with preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Certain non-exchange-traded derivatives, such as certain swaps, have inputs which can generally be corroborated by market data and are therefore categorized as Level 2 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Low Duration Bond VIP Series
Asset Backed Securities	$—	$—	$48,806,470	$—	$48,806,470	$—
Collateralized Mortgage Obligations	—	—	24,258,989	—	24,258,989	—
Residential Mortgage Backed Securities	—	—	13,947,279	—	13,947,279	—
Senior Secured Loans	—	—	10,146,616	—	10,146,616	—
Corporate Bonds	—	—	151,139,740	—	151,139,740	—
U.S. Government Mortgage Backed Agencies	—	—	10,361,569	—	10,361,569	—
U.S. Treasury Obligations	—	—	4,336,595	—	4,336,595	—
Futures Contracts	—	(25,172)	—	—	—	(25,172)
Credit Default Swaps	—	—	—	226,229	—	226,229
Total	$—	$(25,172)	$262,997,258	$226,229	$262,997,258	$201,057

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and
21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities. As of December 31, 2016, the Fund had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedule of Portfolio Investments.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note regarding Below Investment Grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described on the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-thecounter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

As of December 31, 2016, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. For the year ended December 31, 2016, the Fund had no securities on loan.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

	Assets	Liabilities
Fund	Variation Margin on Futures and Swap Contracts*	Variation Margin on Futures and Swap Contracts*
INCORE Low Duration Bond VIP Series
Futures Contracts
Interest Rate Risk	$6,469	$31,641
Credit Default Swaps
Credit Risk	226,229	—

*Includes cumulative appreciation/depreciation of futures contracts and credit default swaps as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Net change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) from credit default swaps/Net Realized Gains (Losses) from futures transactions	Net change in unrealized appreciation (depreciation) on credit default swaps/Net change in unrealized appreciation (depreciation) on futures transactions
INCORE Low Duration Bond VIP Series
Futures Contracts
Interest Rate Risk	$1,562	$82,417
Credit Default Swaps
Credit Risk	153,850	226,229

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (excluding U.S. Government Securities)	Sales of U.S. Government Securities
$188,720,164	$4,341,717	$141,497,276	$6,971,125

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.45% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.53%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires December 31,
$1,866	2019

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Funds, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
$—	$550,000	1	1.68%

*For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

7.  Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,625,366	$—	$3,625,366
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,703,445	$—	$3,703,445

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$55,236	$—	$(3,825,500)	$(1,073,065)	$(4,843,328)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on SWAP and futures contracts.

As of the tax year ended December 31, 2016, the Fund has short term and long term capital loss carryforwards of $1,878,155 and $1,947,345, respectively that are not subject to expiration.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$264,070,323	$739,463	$(1,812,528)	$(1,073,065)

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory INCORE Low Duration Bond VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory INCORE Low Duration Bond VIP Series (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
INCORE Low Duration Bond VIP Series	$1,000.00	$1,001.70	$2.57	0.51%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
INCORE Low Duration Bond VIP Series	$1,000.00	$1,022.57	$2.59	0.51%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Low Duration Bond VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.460% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fee for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.550% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 0.557%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.52%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series underperformed its Morningstar category for the one-year and three-year periods and outperformed its benchmark index for each of the periods reviewed and its Morningstar category for the five-year and ten-year periods.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

37

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR  (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Supplemental Information
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

RS International VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  International stocks returned modest positive performance for the twelve-months ended December 31, 2016, supported by accommodative monetary policy in Europe and Japan and some stabilization in the global economic outlook and commodity markets.

•  Victory RS International VIP Series (the "Fund") delivered positive performance for the twelve-month period ended December 31, 2016, while also outperforming the MSCI EAFE Index (the "Index"). The Fund's performance relative to the Index was supported by stock selection across most sectors, especially health care. Stock selection in materials detracted modestly from relative returns.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

International equity markets returned positive performance for the twelve-month period, overcoming periods of volatility caused by global economic concerns, currency fluctuations, and political uncertainty. Volatility was especially pronounced late in the second quarter after the U.K. voted to exit the European Union. This unexpected "Brexit" vote triggered a global market sell-off, especially in stocks with European or financial industry exposure. Markets staged a strong recovery from this sell-off in July, aided by assurances of liquidity from the world's central banks. Investors also responded to relatively encouraging economic and corporate earnings news, as well as to signs of stabilization in global commodity markets. Monetary policy was also generally supportive, as central banks in Europe and Japan maintained quantitative easing programs and adopted negative interest rates early in the year in hopes of spurring more bank lending. The Federal Reserve also took a more gradual-than-expected approach to monetary tightening, waiting until December to raise rates. Nonetheless, the dollar appreciated strongly relative to most world currencies in the second half of the year, providing some headwinds for dollar-denominated investment returns. Despite these headwinds, most markets ended the year in positive territory, aided by healthy U.S. economic trends, some brightening growth prospects in Europe, and an uptick in oil prices after OPEC announced product cuts in late November.

Performance Update

The Fund gained 1.60% for the twelve-month period ended December 31, 2016, outperforming its benchmark, the Index, which returned 1.00%.

Portfolio Review

The Fund's outperformance as compared to the Index was assisted by stock selection in Japan, where Nippon Building Trust was a top contributor. Nippon Building Trust is a real

4

Victory Variable Insurance Funds

RS International VIP Series (continued)

estate investment trust (REIT) focused on office properties in Tokyo and other urban markets. Shares of the REIT rose strongly early in the year as low Japanese interest rates sent yield-hungry investors into real estate investments. The company's business also benefited from some firming in rental rates for the Tokyo property market. The team sold the position following this strong price appreciation.

While stock selection in materials detracted modestly from relative returns, U.K.-based materials company Rio Tinto was another positive contributor. Rio Tinto is a leading global producer of aluminum and iron ore, a key component used in steel manufacturing. The stock surged higher late in the year after the company reported increased shipments and better pricing for its iron ore business as global demand improved and some competing producers exited the market.

Swiss pharmaceutical company Actelion was a significant contributor in the health care sector. The company has developed several ground-breaking treatments for pulmonary arterial hypertension (PAH), a rare but serious lung conditions. Strong sales trends for these drugs helped support the company's solid earnings and share price performance. Late in the year, the stock soared even higher on speculation that Actelion might be acquired by another pharmaceutical company. Given the jump in the share price, we decided to take our profits, selling our investment.

The year was more challenging for other global pharmaceutical companies, which faced concerns over heightened competition from biosimilar drugs as well as calls for increased government oversight of drug pricing. These concerns weighed on share price performance for Swiss pharmaceutical company Roche, overshadowing its improved revenue growth and some positive pipeline developments, including FDA approval of its new cancer drug Tecentriq. As a result, Roche was a key detractor. In our view, the sell-off in the stock was out of line with fundamentals, especially given the company's ongoing efforts to diversify its product pipeline. Consequently, we held onto the position.

Other detractors included several U.K.-based holdings impacted by the post-Brexit market correction. Shares of London-based multinational insurance company Legal & General Group sold off in late June after the Brexit vote raised concerns over the economic, currency, and funding implications of the U.K.'s planned separation from the European Union. Given this Brexit-related uncertainty, the team exited the position.

U.K.-based retailer Next was another top detractor. The stock dropped sharply in March after the company reduced its 2016 guidance to account for a challenging retail environment and weakening in its credit business. The stock remained under pressure though the remainder of the year as Brexit-related economic uncertainty hindered more cyclically-sensitive U.K. investments. In our view, the sell-off in the retailer's stock has been out of line with its underlying fundamentals, and we held onto the position.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by political uncertainty in Europe, especially surrounding the Brexit issue, as well as weaker growth in China, higher interest rates in the U.S., and volatility in commodity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. We continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

5

Victory Variable Insurance Funds

RS International VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index
One Year	1.60%	1.00%
Three Year	–1.00%	–1.60%
Five Year	6.64%	6.53%
Ten Year	2.35%	0.75%
Since Inception	6.72%	N/A

Expense Ratios

Gross	0.91%
With Applicable Waivers	0.91%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (94.8%)
Australia (5.3%):
Financials (2.3%):
Westpac Banking Corp.	173,575	$4,073,639
Health Care (1.6%):
CSL Ltd.	37,472	2,709,407
Materials (0.8%):
BHP Billiton Ltd.	82,003	1,468,766
Real Estate (0.6%):
Scentre Group	302,135	1,011,182
		9,262,994
Belgium (2.0%):
Consumer Staples (0.7%):
Anheuser-Busch InBev SA/NV	11,803	1,249,097
Information Technology (1.3%):
Melexis NV	33,511	2,241,245
		3,490,342
China (0.5%):
Information Technology (0.5%):
Tencent Holdings Ltd.	37,900	919,013
Denmark (2.2%):
Consumer Discretionary (1.0%):
Pandora A/S	13,353	1,743,423
Consumer Staples (1.2%):
Royal Unibrew A/S	54,425	2,098,895
		3,842,318
France (7.8%):
Consumer Discretionary (1.2%):
Cie Generale des Etablissements Michelin	19,656	2,184,623
Energy (1.8%):
Total SA	60,197	3,087,186
Financials (2.3%):
AXA SA	69,403	1,749,315
Societe Generale S.A.	47,651	2,343,463
		4,092,778
Information Technology (1.0%):
Cap Gemini S.A.	19,915	1,677,580
Materials (1.5%):
Arkema S.A.	26,144	2,555,227
		13,597,394

See notes to financial statements.

7

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Germany (10.5%):
Consumer Discretionary (1.0%):
Daimler AG, Registered Shares	24,748	$1,836,423
Financials (1.4%):
Allianz SE	14,480	2,389,404
Health Care (2.2%):
Bayer AG	36,432	3,795,066
Industrials (2.6%):
Siemens AG	36,831	4,508,937
Information Technology (1.8%):
SAP SE	35,906	3,105,603
Materials (0.9%):
HeidelbergCement AG	17,445	1,623,547
Real Estate (0.6%):
Vonovia SE	32,807	1,065,003
		18,323,983
Hong Kong (2.1%):
Financials (1.0%):
AIA Group Ltd.	209,000	1,170,845
BOC Hong Kong Holdings Ltd.	184,500	657,142
		1,827,987
Real Estate (0.3%):
The Wharf Holdings Ltd.	76,000	503,448
Telecommunication Services (0.6%):
China Mobile Ltd.	101,000	1,064,916
Utilities (0.2%):
HK Electric Investments & HK Electric Investments Ltd. (b)	364,500	300,512
		3,696,863
Ireland (1.5%):
Industrials (1.5%):
Experian PLC	134,897	2,611,392
Italy (2.9%):
Energy (1.0%):
Eni SpA	108,428	1,757,481
Health Care (1.0%):
Recordati SpA	60,517	1,714,377
Utilities (0.9%):
Enel SpA	382,678	1,681,896
		5,153,754

See notes to financial statements.

8

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Japan (22.8%):
Consumer Discretionary (4.1%):
Nitori Holdings Co. Ltd. (c)	13,000	$1,482,385
Toyota Motor Corp.	97,200	5,699,413
		7,181,798
Consumer Staples (0.7%):
Matsumotokiyoshi Holdings Co. Ltd.	24,600	1,210,376
Financials (3.8%):
Daiwa Securities Group, Inc.	161,000	991,522
Mitsubishi UFJ Financial Group, Inc.	329,700	2,033,628
Mizuho Financial Group, Inc.	820,200	1,472,066
Tokio Marine Holdings, Inc.	53,300	2,182,546
		6,679,762
Health Care (2.0%):
Hoya Corp.	60,400	2,532,862
Rohto Pharmaceutical Co. Ltd.	57,920	908,599
		3,441,461
Industrials (5.5%):
Central Japan Railway Co.	6,300	1,034,527
Fuji Electric Co. Ltd.	422,000	2,179,361
Hitachi Construction Machinery Co. Ltd.	81,600	1,764,328
ITOCHU Corp.	203,600	2,696,166
Sanwa Holdings Corp.	205,500	1,954,757
		9,629,139
Information Technology (2.1%):
FUJIFILM Holdings Corp.	23,200	878,599
Murata Manufacturing Co. Ltd.	12,100	1,616,002
Oracle Corp. Japan	22,200	1,116,896
		3,611,497
Materials (1.1%):
DIC Corp.	63,400	1,921,602
Real Estate (0.5%):
Daito Trust Construction Co. Ltd.	6,000	902,143
Telecommunication Services (2.4%):
Nippon Telegraph & Telephone Corp.	34,200	1,439,839
SoftBank Group Corp.	41,300	2,733,340
		4,173,179
Utilities (0.6%):
Chubu Electric Power Co., Inc.	79,200	1,102,240
		39,853,197
Luxembourg (0.7%):
Materials (0.7%):
ArcelorMittal (d)	167,750	1,225,542

See notes to financial statements.

9

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Netherlands (2.3%):
Financials (1.2%):
ING Groep NV	153,877	$2,166,085
Industrials (1.1%):
Wolters Kluwer NV	54,129	1,957,518
		4,123,603
Singapore (1.1%):
Financials (1.1%):
DBS Group Holdings Ltd.	109,200	1,303,163
Singapore Exchange Ltd.	134,300	662,421
		1,965,584
Spain (1.5%):
Financials (1.5%):
Banco Santander S.A.	503,790	2,620,475
Sweden (4.7%):
Financials (1.4%):
Swedbank AB, A Shares	98,326	2,370,155
Industrials (3.3%):
Atlas Copco AB	121,643	3,308,617
Intrum Justitia AB	74,099	2,499,281
		5,807,898
		8,178,053
Switzerland (8.1%):
Consumer Staples (1.7%):
Nestle SA, Registered shares	41,785	2,994,259
Financials (2.0%):
Swiss Re AG	22,761	2,154,119
UBS Group AG, Registered Shares	87,186	1,363,595
		3,517,714
Health Care (3.3%):
Novartis AG	26,163	1,903,226
Roche Holding AG	16,808	3,832,556
		5,735,782
Industrials (1.1%):
Schindler Holding AG	10,565	1,861,185
		14,108,940
United Kingdom (18.8%):
Consumer Discretionary (0.8%):
Next PLC	23,770	1,457,944

See notes to financial statements.

10

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Consumer Staples (4.4%):
British American Tobacco PLC	51,742	$2,932,011
Diageo PLC	100,969	2,619,695
Unilever PLC	54,540	2,205,223
		7,756,929
Energy (3.7%):
BP PLC	425,911	2,667,219
Royal Dutch Shell PLC, Class A	139,481	3,849,528
		6,516,747
Financials (3.9%):
Barclays PLC	507,474	1,392,453
HSBC Holdings PLC	426,584	3,441,369
Prudential PLC	98,329	1,962,072
		6,795,894
Health Care (1.5%):
Smith & Nephew PLC	176,258	2,645,055
Industrials (0.9%):
RELX PLC	83,211	1,482,615
Materials (2.5%):
Croda International PLC	36,209	1,423,847
Rio Tinto PLC	77,592	2,961,815
		4,385,662
Real Estate (0.4%):
Land Securities Group PLC	55,334	726,809
Utilities (0.7%):
National Grid PLC	105,844	1,236,449
		33,004,104
Total Common Stocks (Cost $156,860,039)		165,977,551
Preferred Stocks (1.0%)
Japan (1.0%):
Consumer Staples (1.0%):
Ito En Ltd.	101,500	1,671,482
Total Preferred Stocks (Cost $1,649,951)		1,671,482
Exchange-Traded Funds (1.9%)
United States (1.9%):
iShares MSCI EAFE ETF	44,885	2,591,211
SPDR Gold Shares	6,852	751,048
		3,342,259
Total Exchange-Traded Funds (Cost $3,415,071)		3,342,259

See notes to financial statements.

11

Victory Variable Insurance Funds RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Collateral for Securities Loaned (0.1%)
United States (0.1%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (e)	114,159	$114,159
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (e)	150,765	150,765
Total Collateral for Securities Loaned (Cost $264,924)		264,924
Total Investments (Cost $162,189,985) — 97.8%		171,256,216
Other assets in excess of liabilities — 2.2%		3,769,816
NET ASSETS — 100.00%		$175,026,032

(a)  All securities, except those traded on exchanges in the United States (including ADRs), were fair valued at December 31, 2016.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $300,512 and amounted to 0.2% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Non-income producing security.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
	RS International VIP Series
ASSETS:
Investments, at value (Cost $162,189,985)	$171,256,216	(a)
Foreign currency, at value (Cost $77,088)	80,071
Cash and cash equivalents	3,481,868
Interest and dividends receivable	148,981
Receivable for capital shares issued	35,142
Receivable for investments sold	771,326
Reclaims receivable	389,027
Total Assets	176,162,631
LIABILITIES:
Collateral for securities loaned	264,924
Payable for investments purchased	613,782
Payable for capital shares redeemed	83,168
Accrued expenses and other payables:
Investment advisory fees	118,054
Administration fees	11,882
Custodian fees	26,953
Transfer agent fees	6,129
Trustees' fees	136
Other accrued expenses	11,571
Total Liabilities	1,136,599
NET ASSETS:
Capital	180,131,922
Accumulated net investment income	876,550
Accumulated net realized losses from investments	(15,007,219)
Net unrealized appreciation on investments	9,024,779
Net Assets	$175,026,032
Shares (unlimited number of shares authorized, with a par value of $0.001 per share):	12,227,787
Net asset value, offering and redemption price per share:	$14.31

(a)  Includes $250,865 of securities on loan.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
RS International VIP Series
Investment Income:
Dividend income	$5,841,877
Interest income	447
Securities lending income	2,899
Foreign tax withholding	(550,546)
Total Income	5,294,677
Expenses:
Investment advisory fees	1,400,518
Administration fees	30,357
Custodian fees	63,472
Transfer agent fees	16,213
Trustees' fees	12,057
Other expenses	50,376
Total Expenses	1,572,993
Net Investment Income	3,721,684
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions and foreign currency translations	(9,679,857)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,170,899
Net realized/unrealized losses on investments	(1,508,958)
Change in net assets resulting from operations	$2,212,726

See notes to financial statements.

14

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	RS International VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$3,721,684	$4,048,502
Net realized losses from investment transactions	(9,679,857)	(441,184)
Net change in unrealized appreciation/depreciation on investments	8,170,899	(916,324)
Change in net assets resulting from operations	2,212,726	2,690,994
Distributions to Shareholders:
From net investment income:	(3,689,656)	(4,009,761)
From net realized gains:	—	(522,629)
Change in net assets resulting from distributions to shareholders	(3,689,656)	(4,532,390)
Change in net assets resulting from capital transactions	(8,936,044)	(16,660,229)
Capital Contribution from Prior Custodian, Net (See Note 7)	411,032	—
Change in net assets	(10,001,942)	(18,501,625)
Net Assets:
Beginning of period	185,027,974	203,529,599
End of period	$175,026,032	$185,027,974
Accumulated net investment income (loss)	$876,550	$(243,062)
Capital Transactions:
Proceeds from shares issued	$7,403,317	$6,675,807
Distributions reinvested	3,689,656	4,532,390
Cost of shares redeemed	(20,029,017)	(27,868,426)
Change in net assets resulting from capital transactions	$(8,936,044)	$(16,660,229)
Share Transactions:
Issued	526,355	442,303
Reinvested	259,652	317,839
Redeemed	(1,416,521)	(1,815,249)
Change in Shares	(630,514)	(1,055,107)

See notes to financial statements.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS International VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.39		$14.63	$17.26	$19.88	$16.99
Investment Activities:
Net investment income	0.30	(a)	0.31 (a)	0.39	0.33	0.23
Net realized and unrealized gains (losses) on investments	(0.10)		(0.19)	(1.30)	3.44	2.88
Total from Investment Activities	0.20		0.12	(0.91)	3.77	3.11
Distributions to Shareholders:
Net investment income	(0.31)		(0.32)	(0.35)	(0.31)	(0.22)
Net realized gains from investments	—		(0.04)	(1.37)	(6.08)	—
Total Distributions to Shareholders	(0.31)		(0.36)	(1.72)	(6.39)	(0.22)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.03		—	—	—	—
Net Asset Value, End of Period	$14.31		$14.39	$14.63	$17.26	$19.88
Total Return (b)	1.60	%(c)	0.84%	(5.30)%	20.11%	18.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$175,026		$185,028	$203,530	$234,653	$220,996
Ratio of net expenses to average net assets	0.90%		0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	2.13%		2.00%	2.23%	1.45%	1.18%
Ratio of gross expenses to average net assets	0.90%		0.92%	0.92%	0.92%	0.92%
Portfolio turnover	110%		117%	193%	205%	21%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.23% for the period shown. (See Note 7)

See notes to financial statements.

16

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS International VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory RS International VIP Series.

The accompanying financial statements are those of the Victory RS International VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
RS International VIP Series
Common Stocks	$—	$165,977,551	$165,977,551
Preferred Stocks	—	1,671,482	1,671,482
Exchange-Traded Funds	3,342,259	—	3,342,259
Collateral for Securities Loaned	264,924	—	264,924
Total	$3,607,183	$167,649,033	$171,256,216

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statement of Operations.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
RS International VIP Series	$250,865	$250,865	$14,059

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$188,709,939	$199,027,558

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.80% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.93%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, there were no amounts available to be repaid to the adviser.

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Fund, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
$—	$250,000	4	1.68%

*For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

7.  Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,689,656	$—	$3,689,656
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,010,984	$521,406	$4,532,390

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$934,911	$—	$(9,848,082)	$3,807,282	$(5,105,889)

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the year ended December 31, 2016, the Fund had $9,848,082 of short-term capital loss carryfowards that are not subject to expiration.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$167,403,824	$7,337,226	$(3,484,834)	$3,852,392

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory RS International VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS International VIP Series (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008	Chairman and Chief Executive Officer (since
August 2013), Co-Chief
Executive Officer (2011-2013), President — Investments and Operations
			(2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551- 8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS International VIP Series	$1,000.00	$1,041.30	$4.52	0.88%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS International VIP Series	$1,000.00	$1,020.71	$4.47	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 95%

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2016 were $0.47 and $0.04, respectively.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS International VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compares the RS VIP Series' 0.809% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fee for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.920% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 1.044%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.91%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series underperformed its benchmark index for the three-year period and its Morningstar category for the one-year, three-year and five-year periods and outperformed its benchmark index for the one-year, five-year and ten-year periods and its Morningstar category for the ten-year period.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience, including the portfolio management team, of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

33

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information
Trustee and Officer Information	22
Proxy Voting and Form N-Q Information	25
Expense Examples	25
Additional Federal Income Tax Information	26
Advisory Contract Renewal	27

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

RS Large Cap Alpha VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Victory RS Large Cap Alpha VIP Series (the "Fund") delivered positive performance, but underperformed the Russell 1000 Value Index (the "Index) for the twelve-month period ended December 31, 2016.

•  In 2016, underperformance was primarily the result of negative stock selection in Health Care, Consumer Staples and Technology. However, the Fund was helped by positive stock selection in Energy. The Fund was helped by positive allocation to Financial Services, but this was eclipsed by negative allocation to a cash drag.

•  The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team's assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative Federal Reserve (Fed) policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a quick recovery, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the target for the federal funds rate by 25 basis points on December 13 and hinted at continued tightening in 2017, resulting in a steepening yield curve. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

For the one-year period ended December 31, 2016, the Fund underperformed its benchmark Index and returned 9.03% versus 17.34% for the Index.

4

Victory Variable Insurance Funds

RS Large Cap Alpha VIP Series (continued)

Performance Review

2016 was a challenging year for Health Care investors, as politics played a significant role in the industry's fortunes. Our investment in Endo International Plc, a specialty pharmaceutical company focused on generic and branded pharmaceuticals, was a negative contributor for the year. The collapse of a prominent pharma competitor caused the multiples of the entire group to compress. Against this backdrop, we exited our position in Endo.

Also within Health Care, Allergan PLC was a negative contributor for the year. Allergan PLC is a global specialty pharmaceutical company focusing on medical aesthetics, neurology, gastroenterology, women's health, and ophthalmology. One of their most recognized Health Care brands is Botox, for the cosmetic treatment of wrinkling as well as other medical conditions like chronic headache. Allergan's shares underperformed this year primarily because of the failed acquisition by Pfizer. One of the potential benefits of Pfizer acquiring Allergan was the proposed inversion of the new conglomerate to Ireland, which has a low corporate tax rate. However, the U.S. Department of Treasury changed the inversion rules, making the inversion nearly impossible to execute. Given our conviction in the company's strong fundamentals, and what we believe is asymmetric risk/reward in the stock, we have made the name one of our largest positions.

Two of the Fund's top contributors for the year were in Financial Services. Comerica, Inc., was a positive contributor for the year. The company is a Dallas, Texas-based regional bank with $61 Billion in assets, 500 branches, and 600 ATMs, with a footprint primarily focused in Texas, Michigan, and California. Comerica's stock performance was driven primarily by increased operating efficiencies at the bank as well as greater optimism around higher interest rates.

JPMorgan Chase & Co., also in Financial Services, was a positive contributor for the year. JPMorgan Chase & Co. is a financial holding company, that provides financial and investment banking services. JPMorgan performed well during the year due to rising interest rates, greater capital markets activity and an expectation for deregulation of the financial services industry that could drive greater profitability.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for U.S. economic growth, as proposed policies from the new Trump administration, such as tax cuts, fiscal stimulus and deregulation should provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments we own. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

5

Victory Variable Insurance Funds

RS Large Cap Alpha VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000 Value Index	S&P 500 Index
One Year	9.03%	17.34%	11.96%
Three Year	6.66%	8.59%	8.87%
Five Year	14.42%	14.80%	14.66%
Ten Year	7.77%	5.72%	6.95%
Since Inception	10.60%	N/A	N/A

Expense Ratios

Gross	0.54%
With Applicable Waivers	0.54%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (96.9%)
Banks (12.3%):
Comerica, Inc.	599,090	$40,804,020
JPMorgan Chase & Co.	413,130	35,648,988
U.S. Bancorp	334,650	17,190,971
The PNC Financial Services Group, Inc.	272,090	31,823,646
		125,467,625
Capital Markets (4.2%):
E*TRADE Financial Corp. (a)	1,249,285	43,287,725
Consumer Discretionary (8.3%):
Charter Communications, Inc., Class A (a)	56,748	16,338,884
Liberty Interactive Corp. QVC Group, Series A (a)	1,475,534	29,481,169
Sirius XM Holdings, Inc. (b)	2,961,270	13,177,652
Twenty-First Century Fox, Inc.	912,645	25,590,565
		84,588,270
Consumer Staples (4.0%):
CVS Health Corp.	219,165	17,294,310
Mondelez International, Inc., Class A	528,340	23,421,312
		40,715,622
Energy (14.1%):
Chevron Corp.	275,390	32,413,404
Devon Energy Corp.	342,741	15,652,981
Enterprise Products Partners LP	788,220	21,313,469
EOG Resources, Inc.	245,122	24,781,834
Helmerich & Payne, Inc. (b)	284,070	21,987,018
Noble Energy, Inc.	735,220	27,982,473
		144,131,179
Health Care (6.2%):
Aetna, Inc.	27,510	3,411,515
Allergan PLC (a)	189,977	39,897,069
Bristol-Myers Squibb Co.	181,040	10,579,978
UnitedHealth Group, Inc.	57,595	9,217,504
		63,106,066
Industrials (5.8%):
General Dynamics Corp.	107,080	18,488,433
General Electric Co.	800,970	25,310,652
Union Pacific Corp.	149,310	15,480,461
		59,279,546
Information Technology (16.5%):
Alphabet, Inc., Series A, Class A (a)	65,255	51,711,325
Cognizant Technology Solutions Corp., Class A (a)	562,487	31,516,147
Microsoft Corp.	553,108	34,370,131
SS&C Technologies Holdings, Inc.	697,050	19,935,630
Visa, Inc., Class A	393,170	30,675,123
		168,208,356

See notes to financial statements.

7

Victory Variable Insurance Funds RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Insurance (13.9%):
Aflac, Inc.	135,470	$9,428,712
Athene Holding Ltd., Class A (a)	527,870	25,332,481
MetLife, Inc.	312,600	16,846,014
Hartford Financial Services Group, Inc.	645,070	30,737,586
The Progressive Corp.	1,676,670	59,521,785
		141,866,578
Materials (6.6%):
Ball Corp.	410,120	30,787,708
Goldcorp, Inc.	912,840	12,414,624
LyondellBasell Industries NV, Class A	280,808	24,087,710
		67,290,042
Real Estate (1.9%):
Boston Properties, Inc.	157,770	19,844,311
Utilities (3.1%):
DTE Energy Co.	160,450	15,805,930
WEC Energy Group, Inc.	269,940	15,831,981
		31,637,911
Total Common Stocks (Cost $825,907,985)		989,423,231
Collateral for Securities Loaned (3.0%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	13,045,489	13,045,489
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	17,228,632	17,228,632
Total Collateral for Securities Loaned (Cost $30,274,121)		30,274,121
Total Investments (Cost $856,182,106) — 99.9%		1,019,697,352
Other assets in excess of liabilities — 0.1%		902,337
NET ASSETS — 100.00%		$1,020,599,689

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

LP — Limited Partnership

PLC — Public Liability Co.

See notes to financial statements.

8

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
	RS Large Cap Alpha VIP Series
ASSETS:
Investments, at value (Cost $856,182,106)	$1,019,697,352	(a)
Cash and cash equivalents	30,831,107
Interest and dividends receivable	1,004,251
Receivable for capital shares issued	216,856
Total Assets	1,051,749,566
LIABILITIES:
Collateral for securities loaned	30,274,121
Payable for capital shares redeemed	296,572
Accrued expenses and other payables:
Investment advisory fees	432,523
Administration fees	68,755
Custodian fees	21,159
Transfer agent fees	23,517
Trustees' fees	754
Other accrued expenses	32,476
Total Liabilities	31,149,877
NET ASSETS:
Capital	861,102,198
Accumulated net investment income	66,753
Accumulated net realized losses from investments	(4,084,508)
Net unrealized appreciation on investments	163,515,246
Net Assets	$1,020,599,689
Shares (unlimited number of shares authorized, with a par value of $0.001 per share):	22,196,457
Net asset value, offering and redemption price per share:	$45.98

(a)  Includes $28,912,874 of securities on loan.

See notes to financial statements.

9

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
RS Large Cap Alpha VIP Series
Investment Income:
Dividend income	$16,197,374
Interest income	15,524
Securities lending income	12,394
Total Income	16,225,292
Expenses:
Investment advisory fees	4,884,097
Administration fees	172,878
Custodian fees	48,464
Transfer agent fees	39,572
Trustees' fees	66,839
Other expenses	56,864
Total Expenses	5,268,714
Net Investment Income	10,956,578
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions and foreign currency translations	33,229,864
Net change in unrealized appreciation/depreciation on investments	40,736,219
Net realized/unrealized gains on investments	73,966,083
Change in net assets resulting from operations	$84,922,661

See notes to financial statements.

10

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	RS Large Cap Alpha VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$10,956,578	$12,979,122
Net realized gains from investment transactions	33,229,864	43,251,446
Net change in unrealized appreciation/depreciation on investments	40,736,219	(77,236,650)
Change in net assets resulting from operations	84,922,661	(21,006,082)
Distributions to Shareholders:
From net investment income:	(11,072,978)	(13,681,855)
From net realized gains:	(37,232,682)	(95,707,224)
Change in net assets resulting from distributions to shareholders	(48,305,660)	(109,389,079)
Change in net assets resulting from capital transactions	(31,904,006)	(2,481,939)
Capital Contribution from Prior Custodian, Net (Note 7)	65,949	—
Change in net assets	4,778,944	(132,877,100)
Net Assets:
Beginning of period	1,015,820,745	1,148,697,845
End of period	$1,020,599,689	$1,015,820,745
Accumulated net investment income	$66,753	$53,182
Capital Transactions:
Proceeds from shares issued	$18,363,745	$19,239,300
Distributions reinvested	48,305,660	109,389,079
Cost of shares redeemed	(98,573,411)	(131,110,318)
Change in net assets resulting from capital transactions	$(31,904,006)	$(2,481,939)
Share Transactions:
Issued	422,654	387,042
Reinvested	1,048,300	2,485,550
Redeemed	(2,224,114)	(2,610,625)
Change in Shares	(753,160)	261,967

See notes to financial statements.

11

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Large Cap Alpha VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$44.26		$50.63	$51.52	$39.00	$34.15
Investment Activities:
Net investment income	0.50	(a)	0.60 (a)	0.73	0.63	0.79
Net realized and unrealized gains (losses) on investments	3.50		(1.64)	6.21	14.40	4.85
Total from Investment Activities	4.00		(1.04)	6.94	15.03	5.64
Distributions to Shareholders:
Net investment income	(0.52)		(0.67)	(0.71)	(0.63)	(0.79)
Net realized gains from investments	(1.76)		(4.66)	(7.12)	(1.88)	—
Total Distributions to Shareholders	(2.28)		(5.33)	(7.83)	(2.51)	(0.79)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$45.98		$44.26	$50.63	$51.52	$39.00
Total Return (c)	9.03	%(d)	(2.01)%	13.58%	38.71%	16.52%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,020,600		$1,015,821	$1,148,698	$1,154,305	$972,252
Ratio of net expenses to average net assets	0.54%		0.55%	0.55%	0.54%	0.55%
Ratio of net investment income to average net assets	1.12%		1.20%	1.27%	1.24%	2.02%
Ratio of gross expenses to average net assets	0.54%		0.55%	0.55%	0.54%	0.55%
Portfolio turnover	84%		47%	56%	48%	63%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)
See notes to financial statements.

12

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS Large Cap Alpha VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory RS Large Cap Alpha VIP Series .

The accompanying financial statements are those of the Victory RS Large Cap Alpha VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally

13

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
RS Large Cap Alpha VIP Series
Common Stocks	$989,423,231	$989,423,231
Collateral for Securities Loaned	30,274,121	30,274,121
Total	$1,019,697,352	$1,019,697,352

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statement of Operations.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral

14

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
Victory RS Large Cap Alpha VIP Series	$28,912,874	$28,912,874	$1,361,247

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$766,621,471	$760,084,338

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.55%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, there were no amounts available to be repaid to the adviser.

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Fund, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

There were no loans for the Fund during the year ended December 31, 2016.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

7. Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,644,716	$23,660,944	$48,305,660
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$18,403,184	$90,985,895	$109,389,079

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$66,753	$(4,071,540)	$163,502,278	$159,497,491

*Accumulated Capital and Other Losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year specified ordinary losses. Late-year specified ordinary losses represent losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$856,195,074	$166,678,280	$(3,176,002)	$163,502,278

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31,2016, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory RS Large Cap Alpha VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Large Cap Alpha VIP Series (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

21

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

22

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014)	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004- 2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

23

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Large Cap Alpha VIP Series	$1,000.00	$1,097.20	$2.79	0.53%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Large Cap Alpha VIP Series	$1,000.00	$1,022.47	$2.69	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 60%.

Dividends qualifying for corporate dividends received a deduction of 57%.

For the year ended December 31, 2016, the Fund designated short-term capital gain distributions in the amount of $13,571,729 and long-term capital gain distributions in the amount of $23,660,944.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Large Cap Alpha VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.509% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fee for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.550% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 0.761%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.54%.

The Board also considered the Adviser's contractual agreement to waive its fee and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series'.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series outperformed both its benchmark index and its Morningstar category for the one-year, three-year and ten-year periods and underperformed both its benchmark index and its Morningstar category for the five-period.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience, including the portfolio management team, of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

28

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information
Trustee and Officer Information	23
Proxy Voting and Form N-Q Information	26
Expense Examples	26
Advisory Contract Renewal	27

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

RS Small Cap Growth Equity VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  In a volatile year for the U.S. equity markets, the Russell 2000® Growth Index (the "Index") of small-cap growth stocks delivered a solid gain, supported by a strong economic landscape and a rebound in commodity markets.

•   Victory RS Small Cap Growth Equity VIP Series (the "Fund") delivered positive performance but underperformed the Index for the twelve-month period ended December 31, 2016. This underperformance was largely due to stock selection in the health care and consumer discretionary sectors. Stock selection in consumer staples and energy provided modest positive offsets to the Fund's relative underperformance.

•  The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered robust positive performance in 2016, as the S&P 500® Index delivered its eighth straight year of positive returns. This stock market advance was supported by the resilience in the U.S. economy and improvement in the job market, as the unemployment rate fell to its lowest levels since the Great Recession. As the year began, the S&P 500® Index posted its worst ten-day start in history, pressured by prospects for less accommodative Federal Reserve (Fed) policy, slower international growth, and a strong U.S. dollar. In what would become a recurring theme throughout the year, markets reversed sharply to finish the first quarter in positive territory. Market performance became more volatile late in the second quarter as investors confronted news that the U.K., the world's fifth largest economy, voted to leave the European Union, and U.S. stocks declined more than 7% over a few days. Nonetheless, equity markets staged a recovery within three weeks, aided by assurances of liquidity from the world's central banks. U.S. stocks extended this rally through the third quarter, supported by positive fundamentals. Markets grew more volatile ahead of the November election, but rallied strongly in the wake of Donald Trump's unexpected victory. After OPEC announced new production cuts in late November, oil prices rose above $50 per barrel, providing support for energy stocks. Against this backdrop, the Fed raised the federal funds rate by 25 basis points on December 13, and hinted at more aggressive tightening in 2017. As a result, the yield curve steepened. While stocks gave back some ground late in December, markets nonetheless ended the year with solid gains.

Performance Update

The Fund returned 1.44% for the twelve-month period ended December 31, 2016, underperforming the Index, which returned 11.32%.

4

Victory Variable Insurance Funds

Portfolio Review

Within the health care sector, detractors included Acadia Healthcare, a provider of behavioral healthcare services. After its planned acquisition of a U.K. competitor raised regulatory concerns, Acadia was forced to sell more than 20 of its existing U.K. locations. Because of this disruption and some weakening U.S. sales trends, the company reported weaker-than-expected third quarter financial performance, and the stock sold off. We chose to liquidate the investment, given uncertainty for the business.

Stock selection in the consumer discretionary sector was also detrimental, due in part to an investment in high-end home furnishings retailer RH (formerly Restoration Hardware). Late in 2015, RH responded to weakening sales trends with promotional discounting that reduced its profit margins, and it encountered logistical issues with the launch of a new product line. As a result, the company missed its quarterly earnings target, and the stock declined sharply in February. We liquidated the Fund's holding to reduce the Fund's downside risk, and this move helped protect the Fund from further declines in the stock price.

Marketing analytics company comScore was a large detractor in the technology sector. The stock declined sharply in March after the company missed its annual report-filing deadline and suspended its share repurchase program. These developments shook our confidence in the company's management team, and we sold the Fund's investment.

On a positive note, LogMeIn was a strong positive contributor in the technology sector. LogMeIn continued to report robust revenue trends for its flagship desktop virtualization and other cloud-based businesses. Investors also responded favorably to its planned merger with Citrix System's GoTo suite of collaborative communication businesses.

Tower Semiconductor, another technology contributor, manufactures high-performance digital and analog chips that are in high demand to support the build-out of wireless infrastructure, LED lighting, and image capture technologies. The company reported record third-quarter revenues, supporting its stock price performance.

A positive contributor in the producer durables sector, Ritchie Bros. Auctioneers, sells new and used heavy equipment through on-site and online auctions. The company continued to gain share in niche markets while establishing a strategic partnership with equipment maker Caterpillar. The stock surged higher in early December on hopes for increased U.S. infrastructure spending under a Trump administration. Following this appreciation, we opted to take our profits, selling the Fund's position.

Outlook

Looking ahead, we remain optimistic on prospects for U.S. economic growth, even though we recognize the headwinds posed by a less accommodative Fed and economic uncertainty abroad. While we recognize these potential headwinds, we would note that U.S. economic growth is still forecast to outpace the rest of the developed world and U.S. interest rates remain near historic lows even with the recent Fed tightening. We believe that the current environment remains supportive of small-cap stocks. We also remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

5

Victory Variable Insurance Funds

RS Small Cap Growth Equity VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000 Growth Index	Russell 2000 Index
One Year	1.44%	11.32%	21.31%
Three Year	3.97%	5.05%	6.74%
Five Year	14.28%	13.74%	14.46%
Ten Year	8.55%	7.76%	7.07%
Since Inception	9.24%	N/A	N/A

Expense Ratios

Gross	0.86%
With Applicable Waivers	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

2The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (96.5%)
Communications Equipment (1.7%):
Lumentum Holdings, Inc. (a)	42,263	$1,633,465
Consumer Discretionary (15.6%):
Burlington Stores, Inc. (a)	16,498	1,398,205
Dave & Buster's Entertainment, Inc. (a)	14,250	802,275
Drew Industries, Inc.	9,340	1,006,385
Five Below, Inc. (a)	25,834	1,032,327
Grand Canyon Education, Inc. (a)	32,449	1,896,644
IMAX Corp. (a)	40,249	1,263,819
Jack in the Box, Inc.	16,700	1,864,388
Lithia Motors, Inc.	12,253	1,186,458
Ollie's Bargain Outlet Holdings, Inc. (a)	41,808	1,189,438
Penn National Gaming, Inc. (a)	36,866	508,382
Popeyes Louisiana Kitchen, Inc. (a)	15,331	927,219
Red Rock Resorts, Inc., Class A	41,160	954,500
Steven Madden Ltd. (a)	32,949	1,177,927
		15,207,967
Consumer Staples (3.8%):
Pinnacle Foods, Inc.	47,726	2,550,955
Snyder's-Lance, Inc.	29,548	1,132,870
		3,683,825
Electronic Equipment, Instruments & Components (1.0%):
Littelfuse, Inc.	6,599	1,001,530
Energy (2.1%):
Carrizo Oil & Gas, Inc. (a)	16,970	633,830
Diamondback Energy, Inc. (a)	6,685	675,586
Superior Energy Services, Inc.	11,370	191,926
US Silica Holdings, Inc.	9,824	556,824
		2,058,166
Financials (7.1%):
AmTrust Financial Services, Inc.	28,295	774,717
Evercore Partners, Inc., Class A	11,290	775,623
Home BancShares, Inc.	33,440	928,629
LendingTree, Inc. (a) (b)	9,624	975,392
Primerica, Inc.	13,960	965,334
Texas Capital Bancshares, Inc. (a)	6,290	493,136
Walker & Dunlop, Inc. (a)	21,820	680,784
Western Alliance Bancorp (a)	26,174	1,274,935
		6,868,550
Health Care (18.2%):
Amedisys, Inc. (a)	18,036	768,875
Amicus Therapeutics, Inc. (a)	121,079	601,763
AtriCure, Inc. (a)	38,460	752,662
Bluebird Bio, Inc. (a) (b)	17,112	1,055,810
Blueprint Medicines Corp. (a)	20,796	583,328

See notes to financial statements.

7

Victory Variable Insurance Funds RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Celyad SA, ADR (a)	10,611	$190,998
Eagle Pharmaceuticals, Inc. (a)	14,610	1,159,157
Five Prime Therapeutics, Inc. (a)	15,127	758,014
GW Pharmaceuticals PLC, ADR (a)	8,140	909,645
Ignyta, Inc. (a)	74,627	395,523
Immune Design Corp. (a)	51,874	285,307
Integra LifeSciences Holdings Corp. (a)	13,210	1,133,286
Kite Pharma, Inc. (a) (b)	13,723	615,339
Ligand Pharmaceuticals, Inc., Class B (a)	11,868	1,205,908
Lion Biotechnologies, Inc. (a)	69,714	484,512
Loxo Oncology, Inc. (a)	46,396	1,490,009
NxStage Medical, Inc. (a)	43,570	1,141,970
Sage Therapeutics, Inc. (a)	14,996	765,696
Spark Therapeutics, Inc. (a)	11,655	581,585
Vital Therapies, Inc. (a)	70,307	305,835
WellCare Health Plans, Inc. (a)	7,896	1,082,383
Wright Medical Group NV (a)	24,510	563,240
Zeltiq Aesthetics, Inc. (a)	20,817	905,956
		17,736,801
Industrials (16.9%):
Apogee Enterprises, Inc.	35,511	1,901,969
Beacon Roofing Supply, Inc. (a)	33,010	1,520,770
BWX Technologies, Inc.	19,050	756,285
Genesee & Wyoming, Inc., Class A (a)	13,340	925,929
H&E Equipment Services, Inc.	21,570	501,503
HEICO Corp., Class A	18,624	1,264,570
Hexcel Corp.	40,513	2,083,988
John Bean Technologies Corp.	11,432	982,580
Manitowoc Foodservice, Inc. (a)	60,530	1,170,045
MSC Industrial Direct Co., Inc., Class A	13,780	1,273,134
Rexnord Corp. (a)	42,600	834,534
Ritchie Bros. Auctioneers, Inc.	57,470	1,953,980
Spirit Airlines, Inc. (a)	20,927	1,210,836
		16,380,123
Internet Software & Services (4.8%):
Cornerstone OnDemand, Inc. (a)	18,160	768,350
LogMeIn, Inc.	25,410	2,453,335
WebMD Health Corp. (a)	18,694	922,573
Wix.com Ltd. (a)	11,580	515,889
		4,660,147
IT Services (8.0%):
Black Knight Financial Services, Inc., Series A (a) (b)	41,603	1,572,593
Euronet Worldwide, Inc. (a)	30,243	2,190,501
Square, Inc., Class A (a)	49,580	675,775
WEX, Inc. (a)	10,570	1,179,612
WNS Holdings Ltd., ADR (a)	32,786	903,254
InterXion Holding NV (a)	36,660	1,285,666
		7,807,401

See notes to financial statements.

8

Victory Variable Insurance Funds RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Materials (2.1%):
Eagle Materials, Inc., Class A	14,540	$1,432,626
Ingevity Corp. (a)	10,202	559,682
		1,992,308
Semiconductors & Semiconductor Equipment (4.9%):
Cavium, Inc. (a)	14,767	922,051
Monolithic Power Systems, Inc.	15,077	1,235,259
Tower Semiconductor Ltd. (a)	135,884	2,585,873
		4,743,183
Software (10.3%):
Ellie Mae, Inc. (a)	3,625	303,340
Fair Isaac Corp.	8,960	1,068,211
RingCentral, Inc., Class A (a)	104,578	2,154,307
The Ultimate Software Group, Inc. (a)	8,965	1,634,768
Proofpoint, Inc. (a)	32,985	2,330,390
Take-Two Interactive Software (a)	51,132	2,520,297
		10,011,313
Total Common Stocks (Cost $77,580,653)		93,784,779
Collateral for Securities Loaned (2.6%)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (c)	1,087,310	1,087,310
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (c)	1,435,965	1,435,965
Total Collateral for Securities Loaned (Cost $2,523,275)		2,523,275
Total Investments (Cost $80,103,928) — 99.1%		96,308,054
Other assets in excess of liabilities — 0.9%		933,118
NET ASSETS — 100.00%		$97,241,712

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

9

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
	RS Small Cap Growth Equity VIP Series
ASSETS:
Investments, at value (Cost $80,103,928)	$96,308,054	(a)
Cash and cash equivalents	3,478,734
Dividends receivable	29,690
Receivable for capital shares issued	6,770
Receivable for investments sold	92,864
Receivable from Adviser	130
Total Assets	99,916,242
LIABILITIES:
Collateral for securities loaned	2,523,275
Payable for capital shares redeemed	44,970
Accrued expenses and other payables:
Investment advisory fees	62,590
Administration fees	6,563
Custodian fees	18,796
Transfer agent fees	4,559
Trustees' fees	72
Other accrued expenses	13,705
Total Liabilities	2,674,530
NET ASSETS:
Capital	83,695,169
Accumulated net investment	—
Accumulated net realized losses from investments	(2,657,583)
Net unrealized appreciation on investments	16,204,126
Net Assets	$97,241,712
Shares (unlimited number of shares authorized, with a par value of $0.001 per share)	6,560,867
Net asset value, offering and redemption price per share:	$14.82

(a)  Includes $2,461,410 of securities on loan.

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
RS Small Cap Growth Equity VIP Series
Investment Income:
Dividend income	$441,808
Interest income	251
Securities lending income	5,753
Foreign tax withholding	(6,869)
Total Income	440,943
Expenses:
Investment advisory fees	698,766
Administration fees	16,566
Custodian fees	49,306
Transfer agent fees	15,508
Trustees' fees	6,398
Other expenses	33,147
Total Expenses	819,691
Expenses waived/reimbursed by Adviser	(1,642)
Net Expenses	818,049
Net Investment Loss	(377,106)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions	(1,518,719)
Net change in unrealized appreciation/depreciation on investments	2,384,203
Net realized/unrealized gains on investments	865,484
Change in net assets resulting from operations	$488,378

See notes to financial statements.

11

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment loss	$(377,106)	$(644,683)
Net realized gains/losses from investment transactions	(1,518,719)	14,669,124
Net change in unrealized appreciation/depreciation on investments	2,384,203	(12,669,969)
Change in net assets resulting from operations	488,378	1,354,472
Distributions to Shareholders:
From net realized gains	—	(18,368,178)
Change in net assets resulting from distributions to shareholders	—	(18,368,178)
Change in net assets resulting from capital transactions	(10,272,829)	5,832,163
Capital Contribution from Prior Custodian, Net (See Note 7)	63,851	—
Change in net assets	(9,720,600)	(11,181,543)
Net Assets:
Beginning of period	106,962,312	118,143,855
End of period	$97,241,712	$106,962,312
Accumulated net investment	$—	$—
Capital Transactions:
Proceeds from shares issued	$5,092,035	$7,140,279
Distributions reinvested	—	18,368,178
Cost of shares redeemed	(15,364,864)	(19,676,294)
Change in net assets resulting from capital transactions	$(10,272,829)	$5,832,163
Share Transactions:
Issued	386,381	384,270
Reinvested	—	1,242,773
Redeemed	(1,146,791)	(1,066,518)
Change in Shares	(760,410)	560,525

See notes to financial statements.

12

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.61		$17.47		$18.87	$14.83	$12.84
Investment Activities:
Net investment loss	(0.05	)(a)	(0.10	)(a)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gains on investments	0.25		0.24		1.98	7.39	2.06
Total from Investment Activities	0.20		0.14		1.88	7.29	1.99
Distributions to Shareholders:
Net realized gains from investments	—		(3.00)		(3.28)	(3.25)	—
Total Distributions to Shareholders	—		(3.00)		(3.28)	(3.25)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—		—	—	—
Net Asset Value, End of Period	$14.82		$14.61		$17.47	$18.87	$14.83
Total Return (b)	1.44	%(c)	0.62%		10.13%	50.13%	15.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,242		$106,962		$118,144	$120,565	$88,116
Ratio of net expenses to average net assets	0.88%		0.88%		0.86%	0.85%	0.88%
Ratio of net investment loss to average net assets	(0.39)%		(0.54)%		(0.60)%	(0.59)%	(0.46)%
Ratio of gross expenses to average net assets (d)	0.88%		0.88%		0.86%	0.85%	0.88%
Portfolio turnover	91%		88%		95%	101%	98%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian lnsurance & Annuity Company, lnc.'s variable contracts. lnclusion of such charges would reduce the total returns for all periods.

(c) The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.07% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

13

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS Small Cap Growth Equity VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory RS Small Cap Growth Equity VIP Series

The accompanying financial statements are those of the Victory RS Small Cap Growth Equity VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term capital growth.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or

14

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
RS Small Cap Growth Equity VIP Series
Common Stocks	$93,784,779	$93,784,779
Collateral for Securities Loaned	2,523,275	2,523,275
Total	$96,308,054	$96,308,054

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statement of Operations.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex- dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non- cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
RS Small Cap Growth Equity VIP Series	$2,461,410	$2,461,410	$61,865

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$82,972,247	$95,533,617

There were no purchases or sales of U.S. Government Securities during the period.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.75% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.88%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires December 31,
$1,642	2019

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Fund, along with the other funds previously managed by RSIM Investments, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

There were no loans for the Fund during the year ended December 31, 2016.

7.  Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

For the Year Ended December 31, 2016, there were no distributions paid.

Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$—	$18,368,178	$18,368,178

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$(1,686,326)	$15,232,869	$13,546,543

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the year ended December 31, 2016, the Fund had $1,686,326 of short-term capital loss carryfowards that are not subject to expiration.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$81,075,185	$19,585,211	$(4,352,342)	$15,232,869

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	95.1%

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory RS Small Cap Growth Equity VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Small Cap Growth Equity VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting the Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, the changes in its net assets and financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

22

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

23

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President —Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Small Cap Growth Equity VIP Series	$1,000.00	$1,139.10	$4.57	0.85%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
RS Small Cap Growth Equity VIP Series	$1,000.00	$1,020.86	$4.32	0.85%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Small Cap Growth Equity VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.759 % gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fees for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.860% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 0.940%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.86%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series outperformed both the benchmark index and the Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience, including the portfolio management team, of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

28

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	6
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Supplemental Information
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Variable Insurance Funds

S&P 500 Index VIP Series

The Victory S&P 500 Index VIP Series (the "Fund") returned 11.75% for the 12 months ended December 31, 2016, slightly underperforming the S&P 500 Index (the "Index"), which returned 11.96%. The difference in performance of the Fund versus the Index was primarily due to the fact that the Fund incurs fees and expenses, whereas the Index does not.

Market Overview

January and February started off the year with a sharp decline, which was followed by a strong rebound from late February through April. The Index was relatively flat from May through October followed by a sharp increase after the presidential election in November.

Portfolio Review

Energy and telecommunications were the highest performing sectors in 2016. Health Care and real estate had negative returns and were the worst performing market sectors.

Portfolio Holdings

As a Percentage of Total Investments

Victory Variable Insurance Funds

S&P 500 Index VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	8/25/99
	Net Asset Value	S&P 500 Index
One Year	11.75%	11.96%
Three Year	8.59%	8.87%
Five Year	14.35%	14.66%
Ten Year	6.68%	6.95%
Since Inception	4.57%	N/A

Expense Ratios

Gross	0.38%
With Applicable Waivers	0.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

S&P 500 Index VIP Series — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Value
Common Stocks (99.1%)
Consumer Discretionary (11.9%):
Advance Auto Parts, Inc.	455	$76,950
Amazon.com, Inc. (a)	2,436	1,826,683
AutoNation, Inc. (a)	405	19,703
AutoZone, Inc. (a)	178	140,583
Bed Bath & Beyond, Inc.	939	38,161
Best Buy Co., Inc.	1,686	71,942
BorgWarner, Inc.	1,236	48,748
CarMax, Inc. (a) (b)	1,175	75,658
Carnival Corp., Class A	2,590	134,835
CBS Corp., Class B	2,421	154,024
Charter Communications, Inc., Class A (a)	1,337	384,949
Chipotle Mexican Grill, Inc. (a)	178	67,163
Coach, Inc.	1,732	60,655
Comcast Corp., Class A	14,721	1,016,485
D.R. Horton, Inc.	2,095	57,256
Darden Restaurants, Inc.	759	55,194
Delphi Automotive PLC	1,672	112,609
Discovery Communications, Inc., Class A (a)	938	25,711
Discovery Communications, Inc., Class C (a)	1,362	36,474
Dollar General Corp.	1,569	116,216
Dollar Tree, Inc. (a)	1,458	112,528
Expedia, Inc.	746	84,507
Foot Locker, Inc.	836	59,264
Ford Motor Co.	24,108	292,430
Garmin Ltd.	710	34,428
General Motors Co.	8,568	298,509
Genuine Parts Co.	919	87,802
H&R Block, Inc.	1,353	31,105
Hanesbrands, Inc.	2,334	50,344
Harley-Davidson, Inc.	1,092	63,707
Harman International Industries, Inc.	430	47,799
Hasbro, Inc.	693	53,908
Kohl's Corp.	1,090	53,824
L Brands, Inc.	1,483	97,641
Leggett & Platt, Inc.	826	40,375
Lennar Corp.	1,213	52,074
LKQ Corp. (a)	1,899	58,204
Lowe's Cos., Inc.	5,372	382,057
Macy's, Inc.	1,888	67,609
Marriott International, Inc., Class A	1,978	163,541
Mattel, Inc.	2,112	58,186
McDonald's Corp.	5,129	624,303
Michael Kors Holdings Ltd. (a)	1,015	43,625
Mohawk Industries, Inc. (a)	389	77,676
Netflix, Inc. (a)	2,650	328,070
Newell Brands, Inc.	2,979	133,013
News Corp., Class A	2,358	27,023
News Corp., Class B	740	8,732

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
NIKE, Inc., Class B	8,255	$419,602
Nordstrom, Inc.	717	34,366
Omnicom Group, Inc.	1,457	124,005
O'Reilly Automotive, Inc. (a)	583	162,313
PulteGroup, Inc.	1,838	33,782
PVH Corp.	489	44,127
Ralph Lauren Corp.	347	31,341
Ross Stores, Inc.	2,449	160,654
Royal Caribbean Cruises Ltd.	1,033	84,747
Scripps Networks Interactive, Inc., Class A	588	41,966
Signet Jewelers Ltd.	429	40,438
Staples, Inc.	4,018	36,363
Starbucks Corp.	8,989	499,070
Target Corp.	3,469	250,566
TEGNA, Inc.	1,324	28,320
The Gap, Inc.	1,355	30,406
The Goodyear Tire & Rubber Co.	1,612	49,762
The Home Depot, Inc.	7,525	1,008,951
The Interpublic Group of Cos., Inc.	2,452	57,401
The Priceline Group, Inc. (a)	305	447,148
The TJX Cos, Inc.	4,027	302,549
The Walt Disney Co.	9,044	942,566
Tiffany & Co.	661	51,181
Time Warner, Inc.	4,763	459,772
Tractor Supply Co.	810	61,406
TripAdvisor, Inc. (a)	705	32,691
Twenty-First Century Fox, Inc.	6,541	183,410
Twenty-First Century Fox, Inc., Class B	3,008	81,968
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	362	92,288
Under Armour, Inc., Class A (a)	1,127	32,739
Under Armour, Inc. (a)	1,133	28,518
Urban Outfitters, Inc. (a)	545	15,522
VF Corp.	2,044	109,047
Viacom, Inc., Class B	2,146	75,325
Whirlpool Corp.	464	84,341
Wyndham Worldwide Corp.	666	50,862
Wynn Resorts Ltd.	489	42,303
Yum! Brands, Inc.	2,153	136,349
		14,320,448
Consumer Staples (9.3%):
Altria Group, Inc.	12,045	814,483
Archer-Daniels-Midland Co.	3,554	162,240
Brown-Forman Corp., Series B, Class B	1,126	50,580
Campbell Soup Co.	1,197	72,383
Church & Dwight Co., Inc.	1,597	70,571
Colgate-Palmolive Co.	5,491	359,331
Conagra Brands, Inc.	2,568	101,564
Constellation Brands, Inc., Class A	1,098	168,334
Costco Wholesale Corp.	2,700	432,297
Coty, Inc., Class A	2,904	53,172

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
CVS Health Corp.	6,586	$519,701
Dr Pepper Snapple Group, Inc.	1,134	102,820
General Mills, Inc.	3,653	225,646
Hormel Foods Corp.	1,666	57,993
Kellogg Co.	1,560	114,988
Kimberly-Clark Corp.	2,212	252,433
McCormick & Co., Inc.	707	65,984
Mead Johnson Nutrition Co.	1,140	80,666
Molson Coors Brewing Co., Class B	1,138	110,739
Mondelez International, Inc., Class A	9,539	422,864
Monster Beverage Corp. (a)	2,504	111,027
PepsiCo, Inc.	8,861	927,126
Philip Morris International, Inc.	9,581	876,566
Reynolds American, Inc.	5,107	286,196
Sysco Corp.	3,108	172,090
The Clorox Co.	795	95,416
The Coca-Cola Co.	23,977	994,087
The Estee Lauder Cos., Inc., Class A	1,373	105,021
The Hershey Co.	861	89,053
The J.M. Smucker Co.	719	92,075
The Kraft Heinz Co.	3,684	321,687
The Kroger Co.	5,833	201,297
The Procter & Gamble Co.	16,529	1,389,759
Tyson Foods, Inc., Class A	1,795	110,716
Walgreens Boots Alliance, Inc.	5,285	437,387
Wal-Mart Stores, Inc.	9,303	643,023
Whole Foods Market, Inc.	1,967	60,505
		11,151,820
Energy (7.5%):
Anadarko Petroleum Corp.	3,452	240,708
Apache Corp.	2,344	148,774
Baker Hughes, Inc.	2,612	169,702
Cabot Oil & Gas Corp.	2,873	67,113
Chesapeake Energy Corp. (a)	4,604	32,320
Chevron Corp.	11,660	1,372,382
Cimarex Energy Co.	586	79,637
Concho Resources, Inc. (a)	902	119,605
ConocoPhillips	7,652	383,671
Devon Energy Corp.	3,234	147,697
EOG Resources, Inc.	3,561	360,017
EQT Corp.	1,067	69,782
Exxon Mobil Corp.	25,614	2,311,921
FMC Technologies, Inc. (a)	1,393	49,493
Halliburton Co.	5,340	288,840
Helmerich & Payne, Inc.	667	51,626
Hess Corp.	1,646	102,529
Kinder Morgan, Inc.	11,858	245,579
Marathon Oil Corp.	5,233	90,583
Marathon Petroleum Corp.	3,260	164,141
Murphy Oil Corp. (b)	1,000	31,130

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
National Oilwell Varco, Inc.	2,333	$87,348
Newfield Exploration Co. (a)	1,218	49,329
Noble Energy, Inc.	2,647	100,745
Occidental Petroleum Corp.	4,720	336,206
ONEOK, Inc.	1,300	74,633
Phillips 66	2,734	236,245
Pioneer Natural Resources Co.	1,048	188,713
Range Resources Corp.	1,160	39,858
Schlumberger Ltd.	8,596	721,634
Southwestern Energy Co. (a)	3,031	32,795
Spectra Energy Corp.	4,333	178,043
Tesoro Corp.	722	63,139
The Williams Cos., Inc.	4,220	131,411
Transocean Ltd. (a)	2,404	35,435
Valero Energy Corp.	2,796	191,023
		8,993,807
Financials (14.7%):
Affiliated Managers Group, Inc. (a)	338	49,111
Aflac, Inc.	2,521	175,462
American Express Co.	4,748	351,731
American International Group, Inc.	6,028	393,688
Ameriprise Financial, Inc.	976	108,277
Aon PLC	1,625	181,236
Arthur J. Gallagher & Co.	1,099	57,104
Assurant, Inc.	352	32,687
Bank of America Corp.	62,421	1,379,504
BB&T Corp.	5,011	235,617
Berkshire Hathaway, Inc., Series B, Class B (a)	11,728	1,911,430
BlackRock, Inc., Class A	751	285,786
Capital One Financial Corp.	2,978	259,801
Chubb Ltd.	2,874	379,713
Cincinnati Financial Corp.	926	70,145
Citigroup, Inc.	17,602	1,046,087
Citizens Financial Group, Inc.	3,161	112,626
CME Group, Inc.	2,095	241,658
Comerica, Inc.	1,064	72,469
Discover Financial Services	2,436	175,611
E*TRADE Financial Corp. (a)	1,691	58,593
Fifth Third Bancorp	4,667	125,869
Franklin Resources, Inc.	2,143	84,820
Hartford Financial Services Group, Inc.	2,333	111,167
Huntington Bancshares, Inc.	6,700	88,574
Intercontinental Exchange, Inc.	3,680	207,626
Invesco Ltd.	2,524	76,578
JPMorgan Chase & Co.	22,102	1,907,183
KeyCorp	6,676	121,971
Leucadia National Corp.	2,001	46,523
Lincoln National Corp.	1,411	93,507
Loews Corp.	1,707	79,939
M&T Bank Corp.	957	149,704

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Marsh & McLennan Cos., Inc.	3,184	$215,207
MetLife, Inc.	6,789	365,858
Moody's Corp.	1,027	96,815
Morgan Stanley	8,907	376,321
Nasdaq, Inc.	704	47,252
Navient Corp.	1,872	30,757
Northern Trust Corp.	1,314	117,012
People's United Financial, Inc.	1,923	37,229
Principal Financial Group, Inc.	1,652	95,585
Prudential Financial, Inc.	2,656	276,382
Regions Financial Corp.	7,604	109,193
S&P Global, Inc.	1,600	172,064
State Street Corp.	2,240	174,093
SunTrust Banks, Inc.	3,031	166,250
Synchrony Financial	4,843	175,656
T. Rowe Price Group, Inc.	1,503	113,116
The Allstate Corp.	2,274	168,549
The Bank of New York Mellon Corp.	6,531	309,439
The Charles Schwab Corp.	7,452	294,130
The Goldman Sachs Group, Inc.	2,284	546,904
The PNC Financial Services Group, Inc.	3,005	351,465
The Progressive Corp.	3,585	127,268
The Travelers Cos., Inc.	1,754	214,725
Torchmark Corp.	681	50,231
U.S. Bancorp	9,868	506,919
Unum Group	1,433	62,952
Wells Fargo & Co.	27,921	1,538,727
Willis Towers Watson PLC	793	96,968
XL Group Ltd.	1,661	61,889
Zions Bancorp	1,258	54,144
		17,624,897
Health Care (13.5%):
Abbott Laboratories	9,094	349,301
AbbVie, Inc.	10,037	628,517
Aetna, Inc.	2,168	268,854
Agilent Technologies, Inc.	2,003	91,257
Alexion Pharmaceuticals, Inc. (a)	1,384	169,332
Allergan PLC (a)	2,317	486,593
AmerisourceBergen Corp.	1,032	80,692
Amgen, Inc.	4,595	671,835
Anthem, Inc.	1,627	233,914
Baxter International, Inc.	3,023	134,040
Becton, Dickinson & Co.	1,311	217,036
Biogen, Inc. (a)	1,344	381,132
Boston Scientific Corp. (a)	8,413	181,973
Bristol-Myers Squibb Co.	10,322	603,218
C.R. Bard, Inc.	454	101,996
Cardinal Health, Inc.	1,977	142,285
Celgene Corp. (a)	4,788	554,211
Centene Corp. (a)	1,055	59,618
See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Cerner Corp. (a)	1,866	$88,392
Cigna Corp.	1,585	211,423
Danaher Corp.	3,760	292,678
DaVita, Inc. (a)	975	62,595
DENTSPLY SIRONA, Inc.	1,426	82,323
Edwards Lifesciences Corp. (a)	1,320	123,684
Eli Lilly & Co.	6,001	441,374
Endo International PLC (a)	1,225	20,176
Envision Healthcare Corp. (a)	724	45,822
Express Scripts Holding Co. (a)	3,808	261,952
Gilead Sciences, Inc.	8,139	582,834
HCA Holdings, Inc. (a)	1,805	133,606
Henry Schein, Inc. (a)	496	75,248
Hologic, Inc. (a)	1,718	68,926
Humana, Inc.	921	187,912
Illumina, Inc. (a)	907	116,132
Intuitive Surgical, Inc. (a)	239	151,567
Johnson & Johnson	16,804	1,935,988
Laboratory Corp. of America Holdings (a)	636	81,650
Mallinckrodt PLC (a)	654	32,582
McKesson Corp.	1,396	196,068
Medtronic PLC	8,481	604,102
Merck & Co., Inc.	17,030	1,002,556
Mettler-Toledo International, Inc. (a)	161	67,388
Mylan NV (a)	2,842	108,422
Patterson Cos., Inc.	514	21,089
PerkinElmer, Inc.	676	35,253
Perrigo Co. PLC	885	73,659
Pfizer, Inc.	37,484	1,217,480
Quest Diagnostics, Inc.	856	78,666
Regeneron Pharmaceuticals, Inc. (a)	467	171,431
St. Jude Medical, Inc.	1,764	141,455
Stryker Corp.	1,919	229,915
The Cooper Cos., Inc.	301	52,654
Thermo Fisher Scientific, Inc.	2,440	344,284
UnitedHealth Group, Inc.	5,880	941,035
Universal Health Services, Inc., Class B	554	58,935
Varian Medical Systems, Inc. (a)	577	51,803
Vertex Pharmaceuticals, Inc. (a)	1,532	112,862
Waters Corp. (a)	497	66,792
Zimmer Biomet Holdings, Inc.	1,237	127,658
Zoetis, Inc.	3,050	163,267
		16,219,442
Industrials (10.2%):
3M Co.	3,715	663,388
Acuity Brands, Inc.	272	62,794
Alaska Air Group, Inc.	761	67,524
Allegion PLC	592	37,888
American Airlines Group, Inc.	3,200	149,408
AMETEK, Inc.	1,429	69,449

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Arconic, Inc.	2,709	$50,225
C.H. Robinson Worldwide, Inc.	874	64,029
Caterpillar, Inc.	3,613	335,070
Cintas Corp.	531	61,362
CSX Corp.	5,787	207,927
Cummins, Inc.	952	130,110
Deere & Co.	1,787	184,132
Delta Air Lines, Inc.	4,549	223,765
Dover Corp.	959	71,858
Eaton Corp. PLC	2,790	187,181
Emerson Electric Co.	3,970	221,328
Equifax, Inc.	740	87,491
Expeditors International of Washington, Inc.	1,113	58,944
Fastenal Co.	1,785	83,858
FedEx Corp.	1,510	281,162
Flowserve Corp.	805	38,680
Fluor Corp.	859	45,115
Fortive Corp.	1,857	99,591
Fortune Brands Home & Security, Inc.	952	50,894
General Dynamics Corp.	1,768	305,263
General Electric Co.	54,645	1,726,782
Honeywell International, Inc.	4,707	545,306
Illinois Tool Works, Inc.	1,951	238,919
Ingersoll-Rand PLC	1,595	119,689
J.B. Hunt Transport Services, Inc.	540	52,418
Jacobs Engineering Group, Inc. (a)	746	42,522
Johnson Controls International PLC	5,787	238,366
Kansas City Southern	665	56,425
L-3 Communications Holdings, Inc.	477	72,556
Lockheed Martin Corp.	1,555	388,657
Masco Corp.	2,027	64,094
Nielsen Holdings PLC	2,075	87,046
Norfolk Southern Corp.	1,803	194,850
Northrop Grumman Corp.	1,089	253,280
PACCAR, Inc.	2,165	138,344
Parker-Hannifin Corp.	824	115,360
Pentair PLC	1,032	57,864
Pitney Bowes, Inc.	1,147	17,423
Quanta Services, Inc. (a)	933	32,515
Raytheon Co.	1,814	257,588
Republic Services, Inc., Class A	1,428	81,467
Robert Half International, Inc.	796	38,829
Rockwell Automation, Inc.	792	106,445
Rockwell Collins, Inc.	804	74,579
Roper Technologies, Inc.	626	114,608
Ryder System, Inc.	330	24,565
Snap-on, Inc.	358	61,315
Southwest Airlines Co.	3,802	189,492
Stanley Black & Decker, Inc.	931	106,776
Stericycle, Inc. (a)	525	40,446

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Textron, Inc.	1,668	$80,998
The Boeing Co.	3,545	551,885
The Dun & Bradstreet Corp.	226	27,418
TransDigm Group, Inc.	310	77,178
Union Pacific Corp.	5,091	527,835
United Continental Holdings, Inc. (a)	1,783	129,945
United Parcel Service, Inc., Class B	4,258	488,138
United Rentals, Inc. (a)	520	54,902
United Technologies Corp.	4,730	518,502
Verisk Analytics, Inc., Class A (a)	961	78,004
W.W. Grainger, Inc.	338	78,501
Waste Management, Inc.	2,512	178,127
Xylem, Inc.	1,108	54,868
		12,223,263
Information Technology (20.6%):
Accenture PLC, Class A	3,831	448,725
Activision Blizzard, Inc.	4,223	152,493
Adobe Systems, Inc. (a)	3,071	316,159
Akamai Technologies, Inc. (a)	1,070	71,348
Alliance Data Systems Corp.	356	81,346
Alphabet, Inc., Series C, Class C (a)	1,832	1,413,974
Alphabet, Inc., Series A, Class A (a)	1,828	1,448,599
Amphenol Corp., Class A	1,906	128,083
Analog Devices, Inc.	1,904	138,268
Apple, Inc.	32,938	3,814,879
Applied Materials, Inc.	6,676	215,435
Autodesk, Inc. (a)	1,209	89,478
Automatic Data Processing, Inc.	2,787	286,448
Broadcom Ltd.	2,454	433,794
CA, Inc.	1,935	61,475
Cisco Systems, Inc.	31,007	937,032
Citrix Systems, Inc. (a)	963	86,006
Cognizant Technology Solutions Corp., Class A (a)	3,747	209,944
Corning, Inc.	5,877	142,635
CSRA, Inc.	898	28,592
eBay, Inc. (a)	6,421	190,639
Electronic Arts, Inc. (a)	1,864	146,809
F5 Networks, Inc. (a)	403	58,322
Facebook, Inc., Class A (a)	14,458	1,663,394
Fidelity National Information Services, Inc.	2,027	153,322
First Solar, Inc. (a)	481	15,435
Fiserv, Inc. (a)	1,340	142,415
FLIR Systems, Inc.	841	30,436
Global Payments, Inc.	949	65,870
Harris Corp.	767	78,594
Hewlett Packard Enterprise Co.	10,290	238,111
HP, Inc.	10,567	156,814
Intel Corp.	29,272	1,061,696
International Business Machines Corp.	5,345	887,217
Intuit, Inc.	1,506	172,603

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Juniper Networks, Inc.	2,349	$66,383
KLA-Tencor Corp.	965	75,926
Lam Research Corp.	1,006	106,364
Linear Technology Corp.	1,484	92,527
Mastercard, Inc., Class A	5,881	607,213
Microchip Technology, Inc.	1,334	85,576
Micron Technology, Inc. (a)	6,433	141,011
Microsoft Corp.	48,030	2,984,583
Motorola Solutions, Inc.	1,024	84,879
NetApp, Inc.	1,701	59,994
NVIDIA Corp.	3,330	355,444
Oracle Corp.	18,513	711,825
Paychex, Inc.	1,988	121,029
PayPal Holdings, Inc. (a)	6,933	273,646
Qorvo, Inc. (a)	788	41,551
QUALCOMM, Inc.	9,124	594,886
Red Hat, Inc. (a)	1,109	77,297
salesforce.com, Inc. (a)	3,943	269,938
Seagate Technology PLC	1,819	69,431
Skyworks Solutions, Inc.	1,147	85,635
Symantec Corp.	3,851	92,000
TE Connectivity Ltd.	2,194	152,000
Teradata Corp. (a)	802	21,790
Texas Instruments, Inc.	6,173	450,444
The Western Union Co.	2,994	65,030
Total System Services, Inc.	1,022	50,109
VeriSign, Inc. (a)	562	42,751
Visa, Inc., Class A	11,535	899,961
Western Digital Corp.	1,763	119,796
Xerox Corp.	5,260	45,920
Xilinx, Inc.	1,559	94,117
Yahoo!, Inc. (a)	5,423	209,707
		24,715,153
Materials (2.8%):
Air Products & Chemicals, Inc.	1,342	193,006
Albemarle Corp.	694	59,740
Avery Dennison Corp.	549	38,551
Ball Corp.	1,079	81,001
CF Industries Holdings, Inc.	1,440	45,331
E.I. du Pont de Nemours & Co.	5,369	394,085
Eastman Chemical Co.	906	68,140
Ecolab, Inc.	1,621	190,014
FMC Corp.	827	46,775
Freeport-McMoRan, Inc. (a)	7,738	102,064
International Flavors & Fragrances, Inc.	490	57,737
International Paper Co.	2,539	134,719
LyondellBasell Industries NV, Class A	2,064	177,050
Martin Marietta Materials, Inc.	392	86,840
Monsanto Co.	2,706	284,698
Newmont Mining Corp.	3,278	111,681

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Value
Nucor Corp.	1,967	$117,077
PPG Industries, Inc.	1,631	154,554
Praxair, Inc.	1,762	206,489
Sealed Air Corp.	1,194	54,136
The Dow Chemical Co.	6,928	396,419
The Mosaic Co.	2,163	63,441
The Sherwin-Williams Co.	498	133,833
Vulcan Materials Co.	817	102,247
WestRock Co.	1,551	78,744
		3,378,372
Real Estate (2.9%):
American Tower Corp.	2,629	277,833
Apartment Investment & Management Co., Series A, Class A	969	44,041
AvalonBay Communities, Inc.	847	150,046
Boston Properties, Inc.	949	119,365
CBRE Group, Inc., Series A, Class A (a)	1,854	58,382
Crown Castle International Corp.	2,227	193,237
Digital Realty Trust, Inc.	981	96,393
Equinix, Inc.	440	157,260
Equity Residential	2,259	145,389
Essex Property Trust, Inc.	404	93,930
Extra Space Storage, Inc.	776	59,938
Federal Realty Investment Trust	443	62,955
General Growth Properties, Inc.	3,606	90,078
HCP, Inc.	2,888	85,831
Host Hotels & Resorts, Inc.	4,569	86,080
Iron Mountain, Inc.	1,513	49,142
Kimco Realty Corp.	2,625	66,045
Mid-America Apartment Communities, Inc.	701	68,642
Prologis, Inc.	3,265	172,359
Public Storage	921	205,844
Quality Care Properties, Inc. (a)	574	8,897
Realty Income Corp.	1,597	91,796
Simon Property Group, Inc.	1,940	344,680
SL Green Realty Corp.	625	67,219
The Macerich Co.	746	52,847
UDR, Inc.	1,650	60,192
Ventas, Inc.	2,187	136,731
Vornado Realty Trust	1,062	110,841
Welltower, Inc.	2,239	149,856
Weyerhaeuser Co.	4,620	139,016
		3,444,865
Telecommunication Services (2.6%):
AT&T, Inc.	37,933	1,613,291
CenturyLink, Inc.	3,377	80,305
Frontier Communications Corp.	7,245	24,488
Level 3 Communications, Inc. (a)	1,801	101,504
Verizon Communications, Inc.	25,181	1,344,162
		3,163,750

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares or Principal Amount	Value
Utilities (3.1%):
AES Corp.	4,071	$47,306
Alliant Energy Corp.	1,405	53,235
Ameren Corp.	1,498	78,585
American Electric Power Co., Inc.	3,037	191,210
American Water Works Co., Inc.	1,099	79,524
CenterPoint Energy, Inc.	2,660	65,542
CMS Energy Corp.	1,724	71,753
Consolidated Edison, Inc.	1,882	138,666
Dominion Resources, Inc.	3,871	296,480
DTE Energy Co.	1,108	109,149
Duke Energy Corp.	4,255	330,272
Edison International	2,012	144,844
Entergy Corp.	1,106	81,258
Eversource Energy	1,959	108,196
Exelon Corp.	5,704	202,435
FirstEnergy Corp.	2,629	81,420
NextEra Energy, Inc.	2,886	344,761
NiSource, Inc.	1,994	44,147
NRG Energy, Inc.	1,948	23,882
PG&E Corp.	3,123	189,785
Pinnacle West Capital Corp.	687	53,607
PPL Corp.	4,198	142,942
Public Service Enterprise Group, Inc.	3,125	137,125
SCANA Corp.	882	64,633
Sempra Energy	1,545	155,489
The Southern Co.	6,054	297,796
WEC Energy Group, Inc.	1,949	114,309
Xcel Energy, Inc.	3,138	127,717
		3,776,068
Total Common Stocks (Cost $47,743,744)		119,011,885
U.S. Treasury Obligations (0.1%)
U.S. Treasury Notes, 3.13%, 5/15/19	$145,000	151,179
Total U.S. Treasury Obligations (Cost $144,148)		151,179
Collateral for Securities Loaned (0.0%) (c)
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (d)	13,855	13,855
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (d)	18,298	18,298
Total Collateral for Securities Loaned (Cost $32,153)		32,153
Total Investments (Cost $47,920,045) — 99.2%		119,195,217
Other assets in excess of liabilities — 0.8%		962,106
NET ASSETS — 100.00%		$120,157,323

See notes to financial statements.

Victory Variable Insurance Funds S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2016

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

PLC — Public Liability Co.

Futures Contracts Purchased

Number of	Expiration Contracts	Notional Amount Date	Unrealized at Value	Appreciation
E-Mini S&P 500 Futures	9	3/17/17	$1,006,290	$2,101
				$2,101

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
	S&P 500 Index VIP Series
ASSETS:
Investments, at value (Cost $47,920,045)	$119,195,217	(a)
Cash and cash equivalents	854,259
Deposits with brokers for futures contracts	154,930
Interest and dividends receivable	152,781
Receivable for capital shares issued	2,807
Reclaims receivable	72
Receivable from Adviser	2,354
Total Assets	120,362,420
LIABILITIES:
Collateral for securities loaned	32,153
Payable for capital shares redeemed	94,134
Variation margin payable on open futures contracts	4,005
Accrued expenses and other payables:
Investment advisory fees	25,532
Administration fees	9,242
Custodian fees	20,981
Transfer agent fees	5,593
Trustees' fees	90
Other accrued expenses	13,367
Total Liabilities	205,097
NET ASSETS:
Capital	54,724,670
Accumulated net investment income	3,182
Accumulated net realized losses from investments	(5,847,802)
Net unrealized appreciation on investments and futures contracts	71,277,273
Net Assets	$120,157,323
Shares (unlimited number of shares authorized, with a par value of $0.001 per share.):	7,519,960
Net asset value, offering and redemption price per share:	$15.98

(a)  Includes $31,095 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
S&P 500 Index VIP Series
Investment Income:
Dividend income	$2,464,757
Interest income	5,304
Securities lending income	392
Foreign tax withholding	(54)
Total Income	2,470,399
Expenses:
Investment advisory fees	290,977
Administration fees	23,937
Custodian fees	49,724
Transfer agent fees	19,136
Trustees' fees	7,811
Other expenses	44,363
Total Expenses	435,948
Expenses waived/reimbursed by Adviser	(112,188)
Net Expenses	323,760
Net Investment Income	2,146,639
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	6,601,037
Net realized gains from futures transactions	256,124
Net change in unrealized appreciation/depreciation on investments	3,917,601
Net change in unrealized appreciation/depreciation on futures transactions	(9,984)
Net realized/unrealized gains on investments	10,764,778
Change in net assets resulting from operations	$12,911,417

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	S&P 500 Index VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$2,146,639	$2,203,820
Net realized gains from investment transactions	6,857,161	7,595,315
Net change in unrealized appreciation/depreciation on investments	3,907,617	(8,335,105)
Change in net assets resulting from operations	12,911,417	1,464,030
Distributions to Shareholders:
From net investment income	(2,343,863)	(2,232,582)
From net realized gains	(2,055,690)	—
Change in net assets resulting from distributions to shareholders	(4,399,553)	(2,232,582)
Change in net assets resulting from capital transactions	(7,123,857)	(10,202,896)
Capital Contribution from Prior Custodian, Net (See Note 7)	17,392	—
Change in net assets	1,405,399	(10,971,448)
Net Assets:
Beginning of period	118,751,924	129,723,372
End of period	$120,157,323	$118,751,924
Accumulated net investment income (loss)	$3,182	$(2,092)
Capital Transactions:
Proceeds from shares issued	$7,806,135	$8,441,562
Distributions reinvested	4,399,553	2,232,582
Cost of shares redeemed	(19,329,545)	(20,877,040)
Change in net assets resulting from capital transactions	$(7,123,857)	$(10,202,896)
Share Transactions:
Issued	507,523	562,845
Reinvested	273,945	150,646
Redeemed	(1,261,587)	(1,378,663)
Change in Shares	(480,119)	(665,172)

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	S&P 500 Index VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$14.84		$14.97	$13.43	$10.35	$9.12
Investment Activities:
Net investment income	0.28	(a)	0.27 (a)	0.24 (a)	0.23	0.20
Net realized and unrealized gains (losses) on investments	1.46		(0.12)	1.56	3.08	1.23
Total from Investment Activities	1.74		0.15	1.80	3.31	1.43
Distributions to Shareholders:
Net investment income	(0.32)		(0.28)	(0.26)	(0.23)	(0.20)
Net realized gains from investments	(0.28)		—	—	—	—
Total Distributions to Shareholders	(0.60)		(0.28)	(0.26)	(0.23)	(0.20)
Capital Contributions from Prior Custodian, Net (See Note 7)	—	(b)	—	—	—	—
Net Asset Value, End of Period	$15.98		$14.84	$14.97	$13.43	$10.35
Total Return (c)	11.75	%(d)	1.03%	13.42%	32.01%	15.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120,157		$118,752	$129,723	$133,040	$112,834
Ratio of net expenses to average net assets	0.28%		0.28%	0.28%	0.28%	0.28%
Ratio of net investment income to average net assets	1.84%		1.75%	1.73%	1.80%	1.97%
Ratio of gross expenses to average net assets (e)	0.37%		0.39%	0.37%	0.36%	0.41%
Portfolio turnover	4%		3%	3%	2%	3%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 7)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS S&P 500 Index VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory S&P 500 Index VIP Series.

The accompanying financial statements are those of the Victory S&P 500 Index VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which emphasizes securities issued by large U.S. companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Investments in Securities	Other Financial Investments^
S&P 500 Index VIP Series
Common Stocks	$119,011,885	$—	$—	$119,011,885	$—
U.S. Treasury Obligations	—	—	151,179	151,179	—
Collateral for Securities Loaned	32,153	—	—	32,153	—
Futures Contracts	—	2,101	—	—	2,101
Total	$119,044,038	$2,101	$151,179	$119,195,217	$2,101

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex- dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized on Loan)	Assets (Value of Securities Received	Value of Cash Collateral Net Amount
S&P 500 Index VIP Series	$31,095	$31,095	$1,058

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

	Assets	Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Futures Contracts*
Equity Risk
S&P 500 Index VIP Series	$2,101	$—

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2016.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation(Depreciation) on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) from Futures Contracts
Futures contracts
Equity Risk
S&P 500 Index VIP Series	$256,124	$(9,984)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$5,143,052	$10,850,797

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.25% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

FIS Investor Services LLC ("FIS"), (formerly, SunGard Investor Services LLC) serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 0.28%.

As of August 1, 2016, The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires December 31,
$36,542	2019

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Prior to July 29, 2016, the Fund, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

There were no loans for the Fund during the year ended December 31, 2016.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Fund's prior custodian, State Street, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,343,863	$2,055,690	$4,399,553
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,232,582	$—	$2,232,582

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,182	$288,728	$65,140,743	$65,432,653

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on futures contracts.

During the tax year ended December 31, 2016, the Fund utilized $4,196,490 in capital loss carryforwards that were subject to expiration.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$54,054,474	$72,439,324	$(7,298,581)	$65,140,743

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory S&P 500 Index VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory S&P 500 Index VIP Series (the "Fund") (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of their operations, changes in net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
S&P 500 Index VIP Series	$1,000.00	$1,077.50	$1.46	0.28%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
S&P 500 Index VIP Series	$1,000.00	$1,023.73	$1.42	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 100%.

Dividends qualifying for corporate dividends received a deduction of 100%.

For the year ended December 31, 2016, the Fund designated long-term capital gain distributions in the amount of $2,055,690.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS S&P 500 Index VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the RS VIP Series' 0.261% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the RS VIP Series' fee was lower than the median gross management fees for the Expense Group. The Board also compared the RS VIP Series' Class I gross annual expense ratio of 0.366% to the median expense ratio for the Expense Group and considered the fact that the RS VIP Series' gross expense ratio was lower than the Expense Group's median expense ratio of 0.404%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 0.38%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the Class I shares of the RS VIP Series.

The Board then compared the RS VIP Series' Class I performance for the one-year, three-year and five-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the RS VIP Series underperformed its benchmark index for each of the periods reviewed and outperformed its Morningstar category for each of the periods reviewed.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Supplemental Information
Trustee and Officer Information	29
Proxy Voting and Form N-Q Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Advisory Contract Renewal	34

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

3

Victory Variable Insurance Funds

Sophus Emerging Markets VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Highlights

•  Emerging markets, as represented by the MSCI Emerging Markets Index (Gross) (the "Index"), delivered strong returns for 2016, moving strongly in the positive column for the first time since 2012 and outperforming developed markets.

•  The Sophus Emerging Markets Fund VIP Series (the "Fund") returned 11.57% for the twelve-month period ended December 31, 2016, outperforming the Index, which returned 11.19%.

•  The Fund seeks long-term capital appreciation. The Fund's investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

If there was one word to sum up the emerging markets in 2016 it is resilience. Emerging market stocks turned in a strong performance for the year, coming off of a very difficult 2015, despite its share of obstacles, including the on-again/off-again/on-again United States Federal Reserve (the "Fed"), concerns of a hard landing in China, the Brexit vote, a failed coup attempt in Turkey, and a surprise Trump victory in the U.S. presidential election. The year started with a sharp sell-off in January on a strengthening dollar, on a hawkish Fed and the expectations of four rate increases over the course of the year, fear of a hard landing in China and weak oil prices. However the market snapped back in February as the Fed turned dovish (for the time being), oil and other commodities stabilized, and the Chinese government remained committed to fiscal measures aimed at boosting domestic demand.

The middle of the year saw a continued rally, particularly in the third quarter despite the surprise outcome of the Brexit vote and the failed coup attempt in Turkey. This performance was driven primarily by ongoing accommodative global central bank policies and renewed investor calm toward China and its currencies. As we moved into the fourth quarter, the two key events that dominated the markets were the surprise outcome of the U.S. presidential election and the finalization of an agreement by OPEC and non-OPEC members on cutting oil production. The election victory by Donald Trump sent the U.S. dollar higher on expectations of his fiscal policies and emerging markets lower on the strength of the dollar and his inflammable rhetoric on protectionist trade policies. This was followed up by the Fed raising rates in December.

Most emerging markets in the Index were positive, with several markets experiencing strong growth, particularly those tied to the strength in oil such as Brazil and Russia. Coming out of a political scandal late last year into early 2016, Brazil was the top performing market benefiting from the surge in oil and political and economic reforms under new leadership. Peru was also a top performer on the heels of a surge in copper prices and a more business

4

Victory Variable Insurance Funds

Sophus Emerging Markets VIP Series (continued)

friendly climate under new leadership there. Russia was another major benefactor of the move in oil prices, the expectation of them coming out of recession, and expectations of an improved relationship with the U.S. and a Trump administration. The worst performing country was Greece, which is awaiting word on a third bailout package from the Eurogroup. Another poor performer in 2016 was Qatar, still suffering from the previous collapse of oil prices.

Performance Update

The Fund returned 11.57% for the twelve-month period ended December 31, 2016, outperforming the Index, which returned 11.19%.

Portfolio Review

The biggest contributor to relative performance for the year was from stock selection in the utilities sector. Within this sector, one of the largest contributors was Russian oil company LUKOIL. LUKOIL benefited from the huge rally in oil, as well as the general rally in the Russian market following the U.S. Presidential elections.

The Fund's performance relative to the Index was negatively impacted by stock selection and an underweight in the energy sector, as oil saw a significant gain in 2016, up over 50% on the year. One of the largest detractors in that sector was Tsakos Energy Navigation, domiciled in Athens, Greece and one of the world's largest energy transporters. Despite the rally in oil in the first half of the year, Tsakos did not participate due to concerns regarding fleet expansion and the meaningful reduction in exposure by one of its largest shareholders. The Fund exited the position as we saw little in the way of catalysts.

Stock selection in Turkey was also a large detractor from relative performance, as Turkey-based TAV Havalimanlari, primarily involved in airport development, construction and management, was one of the Fund's biggest underperformers. The aviation/tourism sector in Turkey was hit pretty hard, with one negative event after another, including the Istanbul bombings and the failed coup attempt. After a small rebound in the share price, the Fund cut its losses and exited the shares.

Outlook

We see plenty of uncertainty going into 2017 with politics and central bank actions playing a predominant role. In politics, will we shift into more activist political leaders? Will the Central Banks slide back into the shadows? Will there be a rise of populism in developed markets as well as emerging markets? Will Trump really try to do the impossible? Raise spending, cut taxes, and reduce the trade deficit? We believe the circle cannot be squared, and one of those will have to give. Europe has apparently made little to no progress toward political union. Distractions abound, populist reaction to faceless bureaucracy, the rule of rules, mount up to continued mediocrity at the periphery, with vibrancy at the core (Germany, Netherlands) fueled by an ever more competitive Euro. Japan's experiment with "Abenomics" failed as expected. Barring a dramatic change in migration patterns Japan will continue to be a "rentier" economy.

What does this mean for emerging markets Political convulsions in Latin America are mostly for the better. Corruptions of Mexico's controlling PRI party are likely to be swept out of office. Temer is doing the unthinkable in Brazil via difficult constitutional reform. Chile's moderate middle is finally pushing back against the venal left. We are seeing signs of change

5

Victory Variable Insurance Funds

Sophus Emerging Markets VIP Series (continued)

elsewhere — in Korea where President Park's loopy inner circle was broken (lending to her sudden departure), and possibly, hopefully in South Africa where President Zuma's excesses are also drawing the public's angry eye. The internet and social media may be a more effective weapon against corruption and wealth seeking than traditional tools, such as police and judges.

The autocratic regimes, Russia, Turkey and now the Philippines, go from strength to strength. Strong men, like Putin and Erdogan, offer a semblance of certainty and glory to the humbled masses of Russia and Turkey. The interaction between these autocrats and surrounding countries will continue to be problematic. A Trump presidency — with a USA first policy — does not augur well for stability in the Middle East. Cynically, perhaps a more aggressive withdrawal of American might allow for some form of resolution.

However, we believe that the cycle will inevitably drive emerging markets. The cycle is turning, albeit slowly. The surge in oil, iron ore, copper and sundry other commodity prices in 2016 has been debated every painful step of the way. Supply/demand models are struggling with the apparent speculative demand out of China. Analysts refuse to acknowledge any shuttering of supply, despite evidence to the contrary. As global growth edges upward, the emerging markets universe will benefit as well. Inflation, the silky balm that allows the machinery of economics to function, is starting to emerge. Global markets are starkly divided. In the developed markets, we have the U.S. hiking interest rates (at a laughably slow pace) while the EU and Japan are caught in Zero Interest Rate Policy (ZIRP). In the emerging markets, a few economies have begun the hiking process. Ironically, the most cyclically sensitive economies, Brazil, Russia, South Africa, still have room to cut rates, notwithstanding being highly dependent on foreign capital flows.

Emerging market currencies are cheap. Overall emerging market growth is accelerating faster than developed markets. In general, emerging markets are in a much sounder fundamental and financial footing than they have been in years and, in our opinion, can withstand additional strengthening of the U.S. dollar. We believe that that in the short term we could see the dollar continue to strengthen. However, longer-term it's not in the best interest of what Mr. Trump is trying to accomplish, particularly from a trade perspective. Thus, we would expect measures to be taken to control further dollar depreciation, which would be positive for emerging markets.

6

Victory Variable Insurance Funds

Sophus Emerging Markets VIP Series (continued)

Average Annual Return

Year Ended December 31, 2016

INCEPTION DATE	10/17/94
	Net Asset Value	MSCI Emerging Markets Index (Gross)
One Year	11.57%	11.19%
Three Year	–2.13%	–2.55%
Five Year	0.55%	1.28%
Ten Year	1.82%	1.84%
Since Inception	6.89%	N/A

Expense Ratios

Gross	1.34%
With Applicable Waivers	1.34%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated July 29, 2016. Additional information pertaining to the Fund's expense ratios as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Sophus Emerging Markets VIP Series — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. "(Gross)" index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2016
Security Description	Shares	Fair Value(a)
Common Stocks (94.8%)
Bermuda (0.7%):
Financials (0.7%):
Credicorp Ltd.	2,244	$354,238
Brazil (6.9%):
Consumer Discretionary (0.5%):
Estacio Participacoes S.A.	54,000	261,685
Consumer Staples (1.6%):
M Dias Branco S.A.	9,500	335,607
Sao Martinho SA	76,200	456,798
		792,405
Energy (1.8%):
Cosan Ltd.	52,373	393,321
Petroleo Brasileiro S.A., ADR (b)	45,130	456,264
		849,585
Financials (1.6%):
Banco Bradesco S.A., ADR	54,249	472,509
FPC Par Corretora de Seguros S.A.	72,100	298,370
		770,879
Industrials (0.6%):
EcoRodovias Infraestrutura e Logistica S.A.	111,300	281,464
Utilities (0.8%):
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	23,509	204,058
Energisa S.A.	35,100	200,373
		404,431
		3,360,449
Cayman Islands (0.4%):
Consumer Discretionary (0.4%):
Nexteer Automotive Group Ltd.	162,000	191,835
China (21.9%):
Consumer Discretionary (0.5%):
New Oriental Education & Technology Group, Inc., ADR (b)	6,274	264,135
Energy (1.7%):
China Petroleum & Chemical Corp., Class H	804,000	566,261
China Shenhua Energy Co. Ltd.	143,500	268,246
		834,507
Financials (7.2%):
Bank of China Ltd.	2,452,000	1,081,207
China Construction Bank Corp.	1,960,638	1,501,593
Ping An Insurance Group Co. of China Ltd.	181,500	901,754
		3,484,554

See notes to financial statements.

8

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Industrials (2.1%):
China Communications Construction Co. Ltd.	351,000	$401,183
Weichai Power Co. Ltd.	416,000	637,985
		1,039,168
Information Technology (9.1%):
AAC Technologies Holdings, Inc.	34,500	312,302
Alibaba Group Holding Ltd., ADR (b)	18,183	1,596,649
Chinasoft International Ltd. (b)	534,000	249,637
NetEase, Inc., ADR	1,805	388,689
Tencent Holdings Ltd.	76,830	1,863,002
		4,410,279
Materials (0.6%):
Anhui Conch Cement Co. Ltd.	113,000	305,815
Utilities (0.7%):
China Resources Gas Group Ltd.	122,000	341,804
		10,680,262
Colombia (0.5%):
Financials (0.5%):
Banco Davivienda S.A.	23,115	231,034
Czech Republic (0.8%):
Financials (0.8%):
Moneta Money Bank AS (b)(c)	116,611	376,257
Hong Kong (5.6%):
Consumer Discretionary (0.6%):
Galaxy Entertainment Group Ltd.	72,000	311,857
Consumer Staples (0.6%):
CP Pokphand Co. Ltd.	2,454,000	303,212
Energy (0.8%):
CNOOC Ltd.	296,000	367,869
Health Care (1.0%):
CSPC Pharmaceutical Group Ltd.	456,000	485,564
Materials (0.8%):
Nine Dragons Paper Holdings Ltd.	407,000	367,537
Telecommunication Services (1.8%):
China Mobile Ltd.	83,258	877,849
		2,713,888
India (8.6%):
Consumer Discretionary (1.5%):
Exide Industries Ltd.	92,326	244,349
Tata Motors Ltd., ADR	13,646	469,286
		713,635
Consumer Staples (0.9%):
ITC Ltd.	118,179	419,837

See notes to financial statements.

9

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Energy (0.5%):
Oil & Natural Gas Corp. Ltd.	87,909	$247,155
Financials (1.8%):
HDFC Bank Ltd., ADR	5,354	324,881
Manappuram Finance Ltd.	288,210	284,154
Yes Bank Ltd.	14,829	251,585
		860,620
Industrials (0.8%):
IRB Infrastructure Developers Ltd.	134,968	388,765
Information Technology (1.1%):
HCL Technologies Ltd.	44,574	542,833
Materials (0.5%):
Hindustan Zinc Ltd.	70,639	264,126
Utilities (1.5%):
Mahanagar Gas Ltd.	32,446	375,279
Power Grid Corp. of India Ltd.	132,096	356,468
		731,747
		4,168,718
Indonesia (2.3%):
Consumer Staples (0.5%):
PT Indofood CBP Sukses Makmur TBK	398,700	253,118
Financials (1.0%):
PT Bank Rakyat Indonesia Persero TBK	569,500	491,977
Telecommunication Services (0.8%):
PT Telekomunikasi Indonesia Persero TBK	1,235,900	363,660
		1,108,755
Korea, Republic Of (14.5%):
Consumer Discretionary (1.2%):
Kia Motors Corp.	10,259	333,028
Mando Corp.	1,290	250,593
		583,621
Consumer Staples (0.6%):
GS Retail Co. Ltd.	7,163	282,203
Energy (0.7%):
SK Innovation Co. Ltd.	2,956	357,789
Financials (2.2%):
KB Financial Group, Inc.	14,376	508,124
Shinhan Financial Group Co. Ltd.	14,527	544,870
		1,052,994
Industrials (1.1%):
Hyundai Engineering & Construction Co. Ltd.	8,868	313,760
KCC Corp.	724	215,205
		528,965

See notes to financial statements.

10

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Information Technology (6.7%):
DuzonBizon Co. Ltd. (b)	9,277	$164,516
NAVER Corp.	626	400,943
Samsung Electronics Co. Ltd.	1,147	1,707,378
SFA Engineering Corp. (b)	7,200	384,266
SK Hynix, Inc.	16,664	613,272
		3,270,375
Materials (1.6%):
POSCO, ADR	8,234	432,697
SK Materials Co. Ltd.	2,397	355,146
		787,843
Telecommunication Services (0.4%):
KT Corp., ADR (b)	14,628	206,109
		7,069,899
Malaysia (1.4%):
Consumer Discretionary (0.8%):
Genting Malaysia BHD	373,200	380,583
Financials (0.6%):
Ammb Holdings BHD	310,100	297,562
		678,145
Mexico (2.1%):
Financials (1.0%):
Grupo Financiero Santander Mexico, Class B	219,900	316,347
Unifin Financiera, SAB de CV SOFOM ENR	77,300	191,743
		508,090
Materials (1.1%):
Cemex SAB de CV, ADR (b)	29,728	238,716
Grupo Mexico SAB de CV	99,700	270,834
		509,550
		1,017,640
Peru (0.2%):
Financials (0.2%):
Credicorp Ltd.	530	83,666
Philippines (0.8%):
Consumer Discretionary (0.5%):
Bloomberry Resorts Corp. (b)	1,961,000	242,686
Real Estate (0.3%):
Vista Land & Lifescapes, Inc.	1,450,400	144,150
		386,836
Russian Federation (6.4%):
Consumer Staples (0.8%):
X5 Retail Group NV, Registered Shares, GDR (b)	12,583	408,673

See notes to financial statements.

11

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Energy (2.5%):
LUKOIL PJSC, ADR	10,486	$588,015
Rosneft PJSC, GDR	93,095	604,609
		1,192,624
Financials (1.0%):
Sberbank of Russia PJSC, ADR	40,531	467,715
		467,715
Industrials (0.9%):
Aeroflot PJSC (b)	177,100	442,400
Materials (0.7%):
MMC Norilsk Nickel PJSC, ADR	20,992	355,185
Telecommunication Services (0.5%):
Mobile TeleSystems, ADR	26,374	240,267
		3,106,864
South Africa (5.7%):
Consumer Discretionary (2.9%):
Naspers Ltd.	6,821	996,538
Steinhoff International Holdings NV	77,356	401,257
		1,397,795
Energy (0.4%):
Exxaro Resources Ltd.	29,217	188,793
Financials (1.8%):
Barclays Africa Group Ltd.	35,453	435,479
Capitec Bank Holdings Ltd.	8,869	447,955
		883,434
Materials (0.6%):
Kumba Iron Ore Ltd. (b)	25,959	298,831
		2,768,853
Taiwan (12.4%):
Consumer Discretionary (1.0%):
Gourmet Master Co. Ltd.	22,050	167,495
Tong Yang Industry Co. Ltd.	163,000	319,996
		487,491
Consumer Staples (0.7%):
TCI Co. Ltd.	63,670	323,766
Financials (3.1%):
First Financial Holding Co. Ltd.	698,000	371,663
Fubon Financial Holding Co. Ltd.	386,000	608,546
Yuanta Financial Holding Co. Ltd.	1,351,000	501,084
		1,481,293
See notes to financial statements.

12

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Information Technology (6.8%):
MediaTek, Inc.	73,000	$487,755
Pegatron Corp.	126,000	299,795
Realtek Semiconductor Corp.	155,000	489,591
Taiwan Semiconductor Manufacturing Co. Ltd.	363,259	2,034,959
		3,312,100
Materials (0.8%):
Formosa Plastics Corp.	148,000	408,025
		6,012,675
Thailand (2.5%):
Energy (1.1%):
PTT PCL	50,200	519,820
Industrials (0.7%):
Unique Engineering & Construction PCL	590,800	326,084
Materials (0.7%):
The Siam Cement PCL	26,600	369,257
		1,215,161
Turkey (1.1%):
Financials (0.7%):
Turkiye Garanti Bankasi AS	162,770	351,332
Industrials (0.4%):
Tekfen Holding AS	113,742	208,400
		559,732
Total Common Stocks (Cost $41,260,754)		46,084,907
Preferred Stocks (2.9%)
Brazil (2.9%):
Financials (1.9%):
Itau Unibanco Holding S.A.	91,246	946,833
Industrials (0.4%):
Randon SA Implementos e Participacoes (b)	170,100	180,040
Materials (0.6%):
Suzano Papel e Celulose S.A., Class A	61,300	267,769
		1,394,642
Total Preferred Stocks (Cost $1,393,675)		1,394,642
Exchange-Traded Funds (0.7%)
United States (0.7%):
iShares MSCI Emerging Markets ETF (d)	10,451	365,889
Total Exchange-Traded Funds (Cost $382,759)		365,889

See notes to financial statements.

13

Victory Variable Insurance Funds Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2016
Security Description	Shares	Fair Value(a)
Collateral for Securities Loaned (0.7%)
United States (0.7%):
Fidelity Investments Money Market Government Portfolio, Class I, 0.40% (e)	160,496	$160,496
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.42% (e)	211,960	211,960
Total Collateral for Securities Loaned (Cost $372,456)		372,456
Total Investments (Cost $43,409,644) — 99.1%		48,217,894
Other assets in excess of liabilities — 0.9%		416,235
NET ASSETS — 100.00%		$48,634,129

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Columbia and Mexico were fair valued at December 31, 2016.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2016, the fair value of these securities was $376,257 and amounted to 0.8% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate periodically changes. Rate disclosed is the daily yield on December 31, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2016
	Sophus Emerging Markets VIP Series
ASSETS:
Investments, at value (Cost $43,409,644)	$48,217,894	(a)
Foreign currency, at value (Cost $192,007)	190,749
Cash and cash equivalents	395,929
Interest and dividends receivable	193,219
Receivable for capital shares issued	64,038
Receivable for investments sold	57,868
Reclaims receivable	1,436
Receivable from Adviser	8,198
Total Assets	49,129,331
LIABILITIES:
Collateral for securities loaned	372,456
Foreign tax payable	8,439
Payable for capital shares redeemed	22,186
Accrued expenses and other payables:
Investment advisory fees	41,316
Administration fees	3,297
Custodian fees	34,289
Transfer agent fees	3,631
Trustees' fees	40
Other accrued expenses	9,548
Total Liabilities	495,202
NET ASSETS:
Capital	48,453,720
Accumulated net investment income	478,656
Accumulated net realized losses from investments	(5,096,822)
Net unrealized appreciation on investments	4,798,575
Net Assets	$48,634,129
Shares (unlimited number of shares authorized, with a par value of $0.001 per share.):	3,667,240
Net asset value, offering and redemption price per share:	$13.26

(a)  Includes $362,213 of securities on loan.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2016
Sophus Emerging Markets VIP Series
Investment Income:
Dividend income	$1,264,618
Interest income	73
Securities lending income	72
Foreign tax withholding	(138,550)
Total Income	1,126,213
Expenses:
Investment advisory fees	485,350
Administration fees	8,440
Custodian fees	81,124
Transfer agent fees	14,537
Trustees' fees	3,558
Other expenses	63,324
Total Expenses	656,333
Expenses waived/reimbursed by Adviser	(8,198)
Net Expenses	648,135
Net Investment Income	478,078
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions	(1,963,198)
Foreign taxes on realized gains	(53,367)
Net realized gains from foreign currency transactions	(16,736)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	6,270,173
Net change in unrealized appreciation/depreciation on foreign taxes	(3,458)
Net realized/unrealized gains on investments	4,233,414
Change in net assets resulting from operations	$4,711,492

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Sophus Emerging Markets VIP Series
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$478,078	$531,566
Net realized losses from investment transactions	(2,033,301)	(2,857,807)
Net change in unrealized appreciation/depreciation on investments	6,266,715	(4,834,529)
Change in net assets resulting from operations	4,711,492	(7,160,770)
Distributions to Shareholders:
From net investment income:	(422,116)	(244,072)
Change in net assets resulting from distributions to shareholders	(422,116)	(244,072)
Change in net assets resulting from capital transactions	(4,545,138)	(6,951,051)
Capital Contribution from Prior Custodian, Net (See Note 7)	463,952	—
Change in net assets	208,190	(14,355,893)
Net Assets:
Beginning of period	48,425,939	62,781,832
End of period	$48,634,129	$48,425,939
Accumulated net investment income (loss)	$478,656	$(227)
Capital Transactions:
Proceeds from shares issued	$6,115,747	$3,193,234
Distributions reinvested	422,116	244,072
Cost of shares redeemed	(11,083,001)	(10,388,357)
Change in net assets resulting from capital transactions	$(4,545,138)	$(6,951,051)
Share Transactions:
Issued	475,065	234,520
Reinvested	32,198	20,356
Redeemed	(879,591)	(761,046)
Change in Shares	(372,328)	(506,170)

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sophus Emerging Markets VIP Series
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$11.99		$13.81	$14.79	$18.02	$16.56
Investment Activities:
Net investment income	0.12	(a)	0.13 (a)	0.14	0.14	0.09
Net realized and unrealized gains (losses) on investments	1.14		(1.89)	(0.70)	(0.94)	2.15
Total from Investment Activities	1.26		(1.76)	(0.56)	(0.80)	2.24
Distributions to Shareholders:
Net investment income	(0.12)		(0.06)	(0.15)	(0.04)	(0.13)
Net realized gains from investments	—		—	(0.27)	(2.51)	(0.65)
Total Distributions to Shareholders	(0.12)		(0.06)	(0.42)	(2.55)	(0.78)
Increase from Contribution by Adviser	—		—	—	0.12	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.13		—	—	—	—
Net Asset Value, End of Period	$13.26		$11.99	$13.81	$14.79	$18.02
Total Return (b)	11.57	%(c)	(12.74)%	(3.71)%	(3.47)%	13.59%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$48,634		$48,426	$62,782	$74,908	$92,080
Ratio of net expenses to average net assets	1.34%		1.35%	1.35%	1.33%	1.27%
Ratio of net investment income to average net assets	0.98%		0.92%	0.94%	0.91%	0.66%
Ratio of gross expenses to average net assets (d)	1.35%		1.35%	1.35%	1.33%	1.27%
Portfolio turnover	102%		123%	135%	248%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.95% for the period shown. (See Note 7)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

18

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

On July 29, 2016, Victory Capital Management Inc. completed its acquisition of RS Investments Management Co. LLC ("RSIM"). On this date, the RS Emerging Markets VIP Series, formerly a series of RS Variable Insurance Trust, transferred all of it's assets to a new series of the Trust and was renamed the Victory Sophus Emerging Markets VIP Series.

The accompanying financial statements are those of the Victory Sophus Emerging Markets VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The Fund seeks to provide long-term capital appreciation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three required levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Sophus Emerging Markets VIP Series
Common Stocks	$8,014,880	$38,070,027	$46,084,907
Preferred Stocks	—	1,394,642	1,394,642
Exchange-Traded Funds	365,889	—	365,889
Collateral for Securities Loaned	372,456	—	372,456
Total	$8,753,225	$39,464,669	$48,217,894

A transfer of $408,673 within Preferred Stock occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statement of Operations.

Repurchase Agreements:

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of December 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received	Net Amount
Sophus Emerging Markets VIP Series	$362,213	$362,213	$10,243

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund:

Purchases	Sales
$48,962,525	$53,024,190

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective November 7, 2016, VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Effective November 7, 2016, Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, State Street Bank and Trust Co. ("SSB") served as the Fund's administrator and fund accountant.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

Effective November 7, 2016, FIS Investor Services LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Fund pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Prior to November 7, 2016, SSB served as the Fund's transfer agent.

Effective August 1, 2016, EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Effective November 7, 2016, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to November 7, 2016, RS Funds Distributor LLC served as the principal underwriter for shares of the Fund.

Effective August 1, 2016, the Adviser has entered into an expense limitation agreement with the Fund until at least July 29, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of December 31, 2016, the expense limit is 1.35%.

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2016, the following amounts are available to be repaid to the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires December 31,
$8,198	2019

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities are (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective July 29, 2016, the Fund began participating in the Victory Trusts' short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank received a commitment fee of 0.10% on $50 million for providing the Line of Credit through July 28, 2016. As of July 29, 2016, Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Prior to July 29, 2016, the Fund, along with the other funds previously managed by RSIM, were parties to a $350 million committed revolving credit facility from State Street Bank and Trust Company ("State Street") and Northern Trust Company, for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest was calculated based on market rates at the time of borrowing. $250 million of the line of credit was reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount. Under the terms of the credit facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.11% per annum on its share of the unused portion of the credit facility.

Amount Outstanding at December 31, 2016	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate
$—	$335,714	7	1.69%

*For the year ended December 31, 2016, based on the number of days borrowings were outstanding.

7.  Capital Contribution from Prior Custodian:

The Fund received notification from the Fund's prior custodian, State Street Bank, related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser was due a portion of the refund, due to additional expenses waived or reimbursed

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

by the Adviser during the period of the over-billing. The portion of the refund retained by the Fund is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

Year Ended December 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$422,116	$—	$422,116
Year Ended December 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$244,072	$—	$244,072

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$478,656	$—	$(4,944,758)	$4,646,511	$180,409

*The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2016, the Fund has short term and long term capital loss carryforwards of $3,982,309 and $962,449, respectively that are not subject to expiration.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$43,561,709	$6,456,525	$(1,800,340)	$4,656,185

9.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2016

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

11.  Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (PwC) was previously the principal accountant for RS Variable Insurance Trusts. On December 1, 2016 that firm resigned and Ernst & Young LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended December 31, 2015, there were no: (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of PwC on the financial statements of RS Variable Insurance Trusts as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Sophus Emerging Markets VIP Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Sophus Emerging Markets VIP Series, (one of the portfolios constituting the Victory Variable Insurance Trust (the "Fund")) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2015, were audited by other auditors whose report dated February 22, 2016, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund listed above (one of the portfolios constituting Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

28

Victory Variable Insurance Funds	Supplemental Information December 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual U.S. Asset Management (2002-2014).
E. Lee Beard, 65*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015	Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014)	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).
Interested Trustee.
David C. Brown, 44**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of Schedules of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551- 8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
Sophus Emerging Markets VIP Series	$1,000.00	$1,058.30	$6.78	1.31%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
Sophus Emerging Markets VIP Series	$1,000.00	$1,018.55	$6.65	1.31%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 68%.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2016 were $0.34 and $0.05, respectively.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement

In anticipation of the reorganization of the RS Emerging Markets VIP Series (the "RS VIP Series"), managed by RS Investment Management Co. LLC ("RSIM,") into a comparable fund (the "Fund") to be managed by a new, combined Victory Capital Management Inc. ("Victory Capital")/RSIM organization (the "Adviser") upon the completion of the acquisition of RSIM by the parent company of Victory Capital (the "Reorganization"), the Board approved an investment advisory agreement with the Adviser, on behalf of the Fund (the "Agreement"), at a meeting, which was called for that purpose, on February 17, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information about the Adviser obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the RS VIP Series that would continue into the Fund. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The fee payable for the services and whether the fee arrangement provided for economies of scale that could benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the RS VIP Series, taking into consideration any distribution or shareholder servicing fees and the pro forma expense ratio for the Fund;

•  The Adviser's commitment to operating the Fund at competitive expense levels;

•  The anticipated pro forma profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits to be received by the Adviser through payment of client commissions for securities transactions;

•  Other benefits to be received by the Adviser, including revenues that may be paid by the Fund to affiliates of the Adviser;

•  The capabilities and financial condition of the Adviser as a combined organization;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and Victory Capital.

The Board compared the RS VIP Series' Class I gross expense ratio and management fee with a universe of mutual funds with the same investment objective (the "Expense Group") compiled by Strategic Insight, an independent consultant selected by RSIM and the RS VIP Series. The Board reviewed the factors and methodology used by Strategic Insight in the selection of RS VIP Series' Expense Group. The Board noted that the advisory fee arrangement for the RS VIP Series did include breakpoints, which are generally viewed as a method by which the investment adviser participates in economies of scale as a fund grows. The Board determined that advisory fee breakpoints for the Fund were not appropriate at this time considering the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the performance of the RS VIP Series for various periods against its selected benchmark index and its Morningstar category. The Board recognized that RS VIP Series' performance is provided net of expenses, while the benchmark index reports gross returns. The Board also recognized that the performance information provided to it and compiled by Strategic Insight was as of December 31, 2014, and that this was the most recent independent data available. The Board considered the resources that the Adviser would be committing to portfolio analysis, compliance and trading systems. The Board noted that, following the Reorganization, the Fund would be managed by the same investment management team that managed the RS VIP Series.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2016

  (Unaudited)

The Board reviewed various other specific factors with respect to the RS VIP Series and those anticipated with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the predecessor RS VIP Fund's 1.009% gross annual management fee to the gross management fees for the Expense Group and considered the fact that the predecessor RS VIP Fund's fee was lower than the median gross management fee for the Expense Group. The Board also compared the predecessor RS VIP Fund's Class I gross annual expense ratio of 1.350% to the median expense ratio for the Expense Group and considered the fact that the predecessor RS VIP Fund's gross expense ratio was lower than the Expense Group's median expense ratio of 1.375%. The Board noted that the pro forma expense ratio for the Fund before waivers, if any, after the Reorganization will be 1.34%.

The Board also considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that for two years following the Reorganization, the total annual operating expenses of the Fund's Class I shares will not exceed the total net annual operating expenses of the comparable class of the predecessor RS VIP Fund.

The Board then compared the predecessor RS VIP Fund's Class I performance for the one-year, three-year, five-year and ten-year periods as of December 31, 2014, to its benchmark index and Morningstar category for the same periods and considered the fact that the predecessor RS VIP Fund underperformed both its benchmark index and its Morningstar category for the three-year and five-year periods and outperformed both its benchmark index and its Morningstar category for the one-year and ten-year periods.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board concluded, among other things, that the Agreement, on behalf of the Fund was consistent with the best interests of the Fund and its shareholders and unanimously approved the Agreement (including the fee to be charged for services thereunder), on behalf the Fund, on the basis of the foregoing review and discussions and the following considerations, among others:

•  The conclusion that: (1) the annual management fee and expenses of the Fund were in an acceptable range of fees and expenses of comparable mutual funds; and (2) the Adviser's agreement to limit the expense ratio of the Fund for the two year period following the Reorganization would provide stability to the Fund's expenses;

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience, including the portfolio management team, of the RS VIP Series;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

35

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/16)

December 31, 2016

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter	2
Portfolio Commentary	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	16
Supplemental Information
Trustee and Officer Information	17
Proxy Voting and Form N-Q Information	19
Expense Examples	19
Additional Federal Tax Information	20
Advisory Contract Renewal	21

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

Victory Funds Letter to Shareholders

(Unaudited)

Dear Shareholder,

There's never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big surprise.

Maybe that's a reflection of an aging bull market seven-plus years after the Global Financial Crisis, a truly seminal event for investors still fresh for many of us. Or maybe it's persistent worries over growth rates in emerging markets or the specter of rising U.S. interest rates that finally appears to be coming to fruition.

There are plenty of other issues to ponder as well. Investors have had to grapple with the fallout from the Brexit referendum, the surprising results of the U.S. presidential election, and even negative bond yields in several major global developed markets. All this activity simply underscores that investing today is no easy task, and there are many cross-currents that need deciphering.

Yet despite all the question marks and the now-fashionable anti-globalization rhetoric, it's important to remember that equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. In fact, as 2016 drew to a close there was a fair bit of encouraging economic news. Domestically, we are benefitting from relatively strong personal consumption, continuing job creation, and even some wage growth. Solid employment and healthier finances are underpinning household spending, and the prospect of less regulation and fiscal stimulus in the U.S. helped fuel a robust post-U.S. election rally. Equities certainly ushered in 2017 on a positive note. Nevertheless, more volatility should be expected, and catalysts could come domestically or from any corner of the globe.

While markets will continue to provide tactical challenges for investors, we believe that maintaining a long-term view and maintaining a portfolio that is diversified across strategies and asset classes is still appropriate for investors seeking to weather market turbulence and achieve goals. Of this thinking, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, in July 2016 Victory Capital completed its acquisition of RS Investments (including the recently renamed Sophus Capital). The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $54.9 billion in assets under management and advisement as of December 31, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

2

Portfolio Commentary (Unaudited)

Diversified Stock Fund

Investment Considerations

Equity securities (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of the Victory Variable Insurance Diversified Stock Fund (the "Fund") will fluctuate as the value of the securities in the portfolio changes.

Market Summary

2016 can be characterized as a year of surprises as seen in the 10% initial decline in the S&P 500 Index (the "Index") in the early weeks of the year on recession fears, the U.K. vote to leave the European Union ("Brexit") in late 2Q, and the election of President Trump in 4Q. The S&P 500 completed its eighth consecutive positive year, appreciating 11.96%, despite the initial weakness and flat earnings growth as Price/Earnings multiples expanded.

The cyclical Energy, Financial, and Industrial sectors provided leadership while Health Care was the only sector with negative returns as drug pricing rhetoric was a visible campaign issue. Economic data showed improvement beginning in the summer months, and post-election, investors gained enthusiasm toward the potential for pro-growth economic policies, lower regulation, and tax reform. The data-dependent Federal Reserve raising short term rates in late 2016 and foreshadowing additional rate increases in 2017 further supported investor optimism.

Active management generally did not fare well in the large-capitalization asset class. As interest rates normalize we would expect correlations to decline and a more "fundamentally-based" investing environment going forward, and we are excited for the future landscape.

Performance

The Fund returned 3.90% for the year ended December 31, 2016, underperforming the benchmark S&P 500 Index which returned 11.96%.

Portfolio Review

Being underweight cyclically sensitive securities was the largest detractor to portfolio performance from a top-down perspective. The portfolio was positioned with a higher-quality, lower-beta stance with the view that economic data was consistent with the latter stages of the economic cycle, and a more defensive posture was warranted. The portfolio was correctly overweight some higher beta Energy stocks and did not have meaningful exposure to "bond-proxy" higher yielding securities. However, the portfolio was also broadly underweight lower-quality cyclicals. Top performers in the portfolio were beneficiaries of higher oil prices and interest rates, such as Schlumberger and Hess Corporation in the Energy sector, and Morgan Stanley, US Bancorp, and Wells Fargo in the Financial sector. Bell-weather Microsoft and Time Warner in the Media industry were also meaningful contributors, the latter benefitting from its pending acquisition by AT&T. Citigroup and Bank of America were the largest detractors from performance, as they were sold prior to the late year rally in the Financial sector. Stericycle and Perrigo were also notable detractors from performance.

Outlook

Looking ahead, we remain cautiously optimistic on the prospects of U.S. economic growth, as proposed policies from the new Trump administration such as tax cuts, fiscal stimulus and deregulation may provide a favorable backdrop. In this environment, we remain vigilant as we seek to understand the balance of opportunity and risk for the investments the Fund owns. We also remain disciplined in our value investment process, focusing on what we believe to be high quality, durable businesses that can be acquired at reasonable valuations.

Portfolio Holdings

As a Percentage of Total Investments

3

Portfolio Commentary (Unaudited)

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended December 31, 2016

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	3.90%	11.96%
Three Year	3.52%	8.87%
Five Year	11.55%	14.66%
Ten Year	4.61%	6.95%
Since Inception	4.63%	N/A
Expense Ratios
Gross	1.14%
With Applicable Waivers	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratio is from the Fund's prospectus dated April 15, 2016. Additional information pertaining to the Fund's expense ratio as of December 31, 2016 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.3%):
Consumer Discretionary (9.1%):
Advance Auto Parts, Inc.	4,600	$778
Amazon.com, Inc. (a)	650	487
DISH Network Corp. (a)	7,500	434
Dollar Tree, Inc. (a)	5,100	394
Target Corp.	4,000	289
Time Warner, Inc.	7,500	724
		3,106
Consumer Staples (7.9%):
CVS Health Corp.	9,200	726
Mead Johnson Nutrition Co.	3,500	248
Philip Morris International, Inc.	5,600	512
Pinnacle Foods, Inc.	5,200	278
The Coca-Cola Co.	9,800	406
The Kroger Co.	15,200	525
		2,695
Energy (4.3%):
Hess Corp.	3,100	193
Occidental Petroleum Corp.	10,230	729
Schlumberger Ltd.	6,370	535
		1,457
Financials (16.9%):
Chubb Ltd.	4,700	621
Huntington Bancshares, Inc.	39,300	520
Morgan Stanley	17,800	752
The Bank of New York Mellon Corp.	19,460	922
The Progressive Corp.	15,270	542
U.S. Bancorp	20,700	1,063
Wells Fargo & Co.	23,900	1,317
		5,737
Health Care (16.1%):
Allergan PLC (a)	2,000	420
Baxter International, Inc.	9,480	420
Bayer AG, ADR	5,000	521
Bristol-Myers Squibb Co.	4,300	251
Celgene Corp. (a)	4,300	498
Danaher Corp.	6,930	539
DENTSPLY SIRONA, Inc.	5,300	306
Eli Lilly & Co.	4,600	338
McKesson Corp.	3,500	492
Medtronic PLC	10,420	743
Pfizer, Inc.	29,020	943
		5,471
Industrials (13.4%):
Deere & Co.	3,300	340
Fastenal Co.	12,600	592
Flowserve Corp.	8,900	428
Fortive Corp.	5,165	277
General Dynamics Corp.	6,000	1,036
General Electric Co.	33,100	1,046
Johnson Controls International PLC	11,365	468
United Parcel Service, Inc., Class B	3,240	371
		4,558

See notes to financial statements.
5

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (17.7%):
Alphabet, Inc., Class C (a)	1,547	$1,194
Apple, Inc.	6,240	723
Cisco Systems, Inc.	23,900	722
Cognizant Technology Solutions Corp., Class A (a)	10,200	572
Harris Corp.	4,400	451
Microsoft Corp.	19,100	1,187
PayPal Holdings, Inc. (a)	8,600	339
Visa, Inc., Class A	7,640	596
Xilinx, Inc.	3,900	235
		6,019
Materials (6.8%):
Potash Corp. of Saskatchewan, Inc.	43,700	791
PPG Industries, Inc.	7,100	673
Praxair, Inc.	7,200	843
		2,307
Real Estate (4.1%):
American Tower Corp.	3,400	359
CBRE Group, Inc., Class A (a)	19,500	614
Simon Property Group, Inc.	2,300	409
		1,382
Total Common Stocks (Cost $28,266)		32,732
Total Investments (Cost $28,266) — 96.3%		32,732
Other assets in excess of liabilities — 3.7%		1,255
NET ASSETS — 100.0%		$33,987

(a)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.
6

  Statement of Assets and Liabilities

Victory Variable Insurance Funds  December 31, 2016

(Amounts in Thousands, Except for Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $28,266)	$32,732
Cash and cash equivalents	1,157
Dividends receivable	62
Receivable for investments sold	723
Total Assets	34,674
LIABILITIES:
Payable for investments purchased	568
Payable for capital shares redeemed	50
Accrued expenses and other payables:
Investment advisory fees	9
Administration fees	1
Custodian fees	3
Transfer agent fees	2
Contract owner fees	18
12b-1 fees	4
Other accrued expenses	32
Total Liabilities	687
NET ASSETS:
Capital	29,054
Accumulated undistributed net investment income	17
Accumulated net realized gains from investments	450
Net unrealized appreciation on investments	4,466
Net Assets	$33,987
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	2,825
Net asset value, offering price & redemption price per share	$12.03

See notes to financial statements.
7

  Statement of Operations

Victory Variable Insurance Funds  For the Year Ended December 31, 2016

(Amounts in Thousands)

	Diversified Stock Fund
Investment Income:
Dividend income	$774
Income from securities lending	—	(a)
Total Income	774
Expenses:
Investment advisory fees	109
Administration fees	30
Contract owner fees	88
12b-1 fees	90
Custodian fees	5
Transfer agent fees	—	(a)
Trustees' fees	4
Chief Compliance Officer fees	1
Legal and audit fees	40
Insurance fees	15
Other expenses	9
Total Expenses	391
Net Investment Income	383
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from securities transactions	528
Net change in unrealized appreciation/depreciation on investments	419
Net realized/unrealized gains on investments	947
Change in net assets resulting from operations	$1,330

(a)  Rounds to less than $1.

See notes to financial statements.
8

Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
From Investment Activities:
Operations:
Net investment income	$383	$245
Net realized gains from investment transactions	528	2,867
Net change in unrealized appreciation/depreciation on investments	419	(4,480)
Change in net assets resulting from operations	1,330	(1,368)
Distributions to Shareholders:
From net investment income	(362)	(243)
From net realized gains on investments	(2,835)	(4,924)
Change in net assets resulting from distributions to shareholders	(3,197)	(5,167)
Change in net assets resulting from capital transactions	(2,587)	(3,548)
Change in net assets	(4,454)	(10,083)
Net Assets:
Beginning of period	38,441	48,524
End of period	$33,987	$38,441
Accumulated undistributed net investment income	$17	$2
Capital Transactions:
Proceeds from shares issued	$1,449	$1,859
Dividends reinvested	3,197	5,167
Cost of shares redeemed	(7,233)	(10,574)
Change in net assets resulting from capital transactions	$(2,587)	$(3,548)
Share Transactions:
Issued	116	125
Reinvested	264	397
Redeemed	(571)	(708)
Change in Shares	(191)	(186)

See notes to financial statements.
9

Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value, Beginning of Period	$12.75	$15.15	$13.87	$10.42	$9.05
Investment Activities:
Net investment income	0.13 (a)	0.09	0.13	0.08	0.10
Net realized and unrealized gains (losses) on investments	0.37	(0.53)	1.28	3.45	1.37
Total from Investment Activities	0.50	(0.44)	1.41	3.53	1.47
Distributions to Shareholders:
Net investment income	(0.13)	(0.09)	(0.13)	(0.08)	(0.10)
Net realized gains from investments	(1.09)	(1.87)	—	—	—
Total Distributions	(1.22)	(1.96)	(0.13)	(0.08)	(0.10)
Net Asset Value, End of Period	$12.03	$12.75	$15.15	$13.87	$10.42
Total Return (b)	3.90%	(3.11)%	10.20%	33.93%	16.28%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$33,987	$38,441	$48,524	$47,668	$33,090
Ratio of net expenses to average net assets	1.08%	1.14%	1.16%	1.16%	1.19%
Ratio of net investment income to average net assets	1.06%	0.56%	0.89%	0.67%	0.96%
Portfolio turnover	86%	78%	70%	82%	96%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See notes to financial statements.
10

  Notes to Financial Statements

Victory Variable Insurance Funds  December 31, 2016

1.  Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company, and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001.

The accompanying financial statements are those of the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of?Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	Total
Common Stocks	$32,732	$32,732

Continued
11

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2016

There were no transfers between Level 1 and Level 2 as of December 31, 2016.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

For the fiscal year ended December 31, 2016, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment

Continued
12

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2016

income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund jointly with an affiliated trust, are allocated among the Fund and respective funds in the affiliated trust based upon net assets or another appropriate basis.

Investment Company Modernization:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Fund's financial statements. The adoption will have no effect on the Fund's net assets or results of operations.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2016 were as follows for the Fund (in thousands):

Purchases	Sales
$29,619	$34,386

There were no purchases or sales of U.S. Government Securities during the period.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective July 18, 2016, Citibank, N.A. ("Citibank") serves as custodian of all of the Fund's assets. Prior to July 18, 2016, KeyBank National Association ("KeyBank") served as custodian of all of the Fund's assets. KeyBank received custodian fees at an annualize rate of 0.005% of the aggregate average daily net assets of the Fund, plus applicable transaction fees. The Fund reimbursed Citibank and KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts. Prior to November 7, 2016, VCM was paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trusts, 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS"), (formerly, SunGard Investor Services LLC) serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios, Victory Portfolios II and Victory Institutional Funds (collectively, the "Victory Trusts") pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Continued
13

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2016

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for approximately $1 thousand to life insurance companies to provide these services.

The Fund has entered into Contract Owner Administrative Services Agreements with certain contract owner servicing agents. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi, or other service providers, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. Prior to July 29, 2016, the Victory Trusts could borrow up to $100 million, of which $50 million was committed and $50 million was uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. Prior to July 29, 2016, Citibank received an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended December 31, 2016, Citibank earned approximately $93 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

There were no loans for the Fund during the year ended December 31, 2016.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended December 31, 2016 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$483	$2,714	$3,197

Continued
14

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2016

Year Ended December 31, 2015 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,352	$3,815	$5,167

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$17	$518	$4,398	$4,933

* The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2016, the Fund did not utilize capital loss carryforwards.

At December 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$28,334	$5,008	$(610)	$4,398

8.  Fund Ownership:

Fund ownership of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
NYLIAC	91.0%

9.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

15

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Diversified Stock Fund (the "Fund"), (one of the portfolios constituting the Victory Variable Insurance Trust) as of December 31, 2016, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Victory Variable Insurance Trust) at December 31, 2016, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 27, 2017

16

  Supplemental Information

Victory Variable Insurance Funds  December 31, 2016

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 47 portfolios in Victory Portfolios and 17 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (December 2016-present).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 65	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued
17

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2016

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Continued
18

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2016

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through December 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
$1,000.00	$1,034.30	$5.32	1.04%

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16-12/31/16	Annualized Expense Ratio During Period 7/1/16-12/31/16
$1,000.00	$1,019.91	$5.28	1.04%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Continued
19

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2016

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of 100% for the Diversified Stock Fund.

Continued
20

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2016

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 7, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information relating to the Funds and the Agreement provided throughout the year and at a meeting on October 25-26, 2016, and was advised by legal counsel to the Funds and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  The Adviser's commitments to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, including revenues paid to the Adviser by the Fund for administration services;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fee with a universe of comparable mutual funds compiled by FUSE Research Network, LLC ("FUSE") and a peer group of funds with similar investment strategies selected by Fuse from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Fund's peer group. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts and any differences in the services provided to those other accounts. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the Fund's performance and the performance of peer funds are net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and each Trustee attributed different weights to various factors.

The Board considered that the Fund's gross annual management fee of 0.390% was less than the median gross management fee of 0.645% charged to the funds in the Fund's peer group. The Board noted that there were no breakpoints in the advisory fee structure. The Board also noted that the Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, of 1.140% was higher than the median expense ratio of 1.030% for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended July 31, 2016, to that of the average performance of the peer group and the benchmark index for the same periods and considered the fact that the Fund underperformed both the peer group and the benchmark index for all of the periods reviewed. The Board discussed with management the performance of the Fund and the long term plans for the management team.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio though higher than that of the peer group, was reasonable; and (3) management was addressing the Trustees' concerns about the Fund's performance, the Board agreed that the Agreement continued to be in the best interests of the Fund's shareholders with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

21

Visit our web site at: www.vcm.com	Call Victory at: 800-539-FUND (800-539-3863)

VF-VIDS-AR (02/17)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Experts.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

	2016	2015
Audit Fees(1)	$155,500	$179,057
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$40,470	$68,002
All Other Fees(4)	$0	$0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2016 and December 31, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2016 and 2015 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(1)(C)

(f) Not applicable.

(g)

2016	$367,890
2015	$874,065

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	February 27, 2017

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	February 27, 2017